                                                                   EXHIBIT 10.25


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                               INDENTURE OF TRUST


                                 By and Between


             CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY


                                       and


                      U.S. BANK TRUST NATIONAL ASSOCIATION,


                                   as Trustee



                            Dated as of May 15, 1998


                                    Securing
                                  $334,190,000
             CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY
           APARTMENT DEVELOPMENT REVENUE REFUNDING BONDS, SERIES 1998A
                      (IRVINE APARTMENT COMMUNITIES, L.P.)





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
                                       ARTICLE I

                             DEFINITIONS AND INTERPRETATION
Section 1.1.   Definitions...................................................................3
Section 1.2.   Article and Section Headings.................................................11
Section 1.3.   Interpretation...............................................................11

                                       ARTICLE II

                        AUTHORIZATION AND ISSUANCE OF THE BONDS

Section 2.1.   Authorization of Bonds.......................................................12
Section 2.2.   Issuance of Bonds; Terms of Bonds............................................12
Section 2.3.   Form of Bond.................................................................18
Section 2.4.   Execution; Limited Obligations...............................................31
Section 2.5.   Conditions Precedent to Delivery of Bonds; Authentication....................31
Section 2.6.   Redemption of Bonds..........................................................32
Section 2.7.   Selection of Bonds for Redemption............................................35
Section 2.8.   Notice of Redemption.........................................................36
Section 2.9.   Effect of Redemption.........................................................37
Section 2.10.  Optional Redemption only at Direction of Borrower............................37
Section 2.11.  Book-Entry  Bonds............................................................37
Section 2.12.  Extension of Letter of Credit  in Anticipation of Expiration.................38
Section 2.13.  Delivery of Initial Letter of Credit; Replacement of Letter of
               Credit.......................................................................39
Section 2.14.  Notice to Owners.............................................................39
Section 2.15.  Reduction....................................................................39
Section 2.16.  Other Credit Enhancement; No Credit Enhancement..............................40

                                      ARTICLE III

                         PURCHASE AND REMARKETING OF THE BONDS

Section 3.1.   Optional Tenders for Purchase................................................40
Section 3.2.   Mandatory Tenders for Purchase...............................................41
Section 3.3.   Remarketing and Purchase.....................................................42
Section 3.4.   Inadequate Funds for Tenders.................................................45
Section 3.5.   [Reserved]...................................................................45
Section 3.6.   Bond Purchase Fund...........................................................45

                                       ARTICLE IV

                                   GENERAL PROVISIONS

Section 4.1.   Authorization for Indenture; Indenture to Constitute Contract................46
Section 4.2.   Payment of Principal, Premium, if any, and Interest..........................46
Section 4.3.   Performance of Covenants; Issuer Warranties..................................47
Section 4.4.   Instruments of Further Assurance.............................................47
Section 4.5.   Limitation on Issuer's Actions...............................................47





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
Section 4.6.   Registration of Bonds; Trustee Appointed Bond Registrar;
               Persons Treated as Owners....................................................47
Section 4.7.   Cancellation.................................................................49
Section 4.8.   Non-presentment of Bonds.....................................................49
Section 4.9.   Rights Under Loan Agreement..................................................49
Section 4.10.  Legal Existence of Issuer....................................................49
Section 4.11.  Tax-Exempt Status of Bonds...................................................50
Section 4.12.  Diminution of, or Encumbrance on, Trust Estate...............................50
Section 4.13.  Books, Records and Accounts..................................................50
Section 4.14.  Temporary Bonds..............................................................50
Section 4.15.  Mutilated, Lost, Stolen or Destroyed Bonds...................................50
Section 4.16.  Notice to Remarketing Agent and Rating Agencies..............................51

                                       ARTICLE V

                                   REVENUES AND FUNDS

Section 5.1.   Creation of Refunding Fund; Application of Original Proceeds of
               Bonds; Source of Payment of Bonds............................................51
Section 5.2.   Creation of Revenue Fund.....................................................52
Section 5.3.   Payments into Revenue Fund...................................................52
Section 5.4.   Use of Moneys in Revenue Fund................................................52
Section 5.5.   Investment of Moneys.........................................................52
Section 5.6.   Moneys Held in Trust.........................................................53
Section 5.7.   Repayment to Borrower from Indenture Funds...................................54
Section 5.8.   Tax Covenants................................................................54
Section 5.9.   Rebate Fund..................................................................54

                                       ARTICLE VI

                                 DISCHARGE OF INDENTURE

Section 6.1.   Discharge....................................................................56

                                      ARTICLE VII

                             EVENTS OF DEFAULT AND REMEDIES

Section 7.1.   Events of Default............................................................57
Section 7.2.   Acceleration.................................................................57
Section 7.3.   Other Remedies; Rights of Bond Owners........................................57
Section 7.4.   Right of Bond Owners to Direct Proceedings...................................59
Section 7.5.   Appointment of Receiver......................................................59
Section 7.6.   Waiver of Certain Laws.......................................................59
Section 7.7.   Application of Moneys........................................................59
Section 7.8.   Remedies Vested in Trustee...................................................60
Section 7.9.   Rights and Remedies of Bond Owners...........................................61
Section 7.10.  Termination of Proceedings...................................................61
Section 7.11.  Waivers of Events of Default.................................................62





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
Section 7.12.  Notice of Default; Opportunity to Cure Defaults..............................62

                                      ARTICLE VIII

                    THE TRUSTEE, TENDER AGENT AND REMARKETING AGENT

Section 8.1.   Acceptance of Trusts.........................................................62
Section 8.2.   Annual Fees, Charges and Expenses of Trustee and Tender Agent................66
Section 8.3.   Notice to Bond Owners of Default.............................................66
Section 8.4.   Intervention by Trustee......................................................67
Section 8.5.   Successor Trustee by Merger or Otherwise.....................................67
Section 8.6.   Resignation by Trustee.......................................................67
Section 8.7.   Removal of Trustee...........................................................67
Section 8.8.   Appointment of Successor Trustee.............................................67
Section 8.9.   Successor Trustee............................................................67
Section 8.10.  Appointment of Tender Agent..................................................68
Section 8.11.  Remarketing Agent............................................................69
Section 8.12.  Qualifications of Successor Remarketing Agents; Resignation or
               Removal of Remarketing Agents................................................69
Section 8.13.  Appointment of Separate or Co-Trustee........................................69
Section 8.14.  Qualifications...............................................................70

                                       ARTICLE IX

                                SUPPLEMENTAL INDENTURES

Section 9.1.   Supplemental Indentures Not Requiring Consent of Bond Owners.................71
Section 9.2.   Supplemental Indentures Requiring Consent of Bond Owners.....................71
Section 9.3.   Limitation Upon Amendments and Supplements...................................72
Section 9.4.   Consent of Trustee, Letter of Credit Issuer, Borrower,
               Remarketing Agent and Tender Agent Required..................................72

                                       ARTICLE X

                          AMENDMENT OF CERTAIN LOAN DOCUMENTS

Section 10.1.  Amendments of Loan Agreement and Tax Certificate Not Requiring
               Consent of Bond Owners.......................................................72
Section 10.2.  Amendments of Loan Agreement and Tax Certificate Requiring
               Consent of Bond Owners.......................................................73
Section 10.3.  Limitation Upon Amendment of Loan Agreement..................................73
Section 10.4.  Letter of Credit Issuer's  Consent...........................................74

                                       ARTICLE XI

                                     MISCELLANEOUS

Section 11.1.  Consents of Bond Owners......................................................74
Section 11.2.  Limitation of Rights.........................................................74





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
Section 11.3.  Severability.................................................................74
Section 11.4.  Notices......................................................................74
Section 11.5.  Payments or Performance Due on Other Than Business Days......................75
Section 11.6.  Execution of Counterparts....................................................75
Section 11.7.  Applicable Law...............................................................75
Section 11.8.  Disqualified Bonds...........................................................75
Section 11.9.  References to Letter of Credit Issuer........................................76


EXHIBIT A      ALLOCATION OF PROJECTS......................................................A-1
EXHIBIT B      INVESTOR LETTER.............................................................B-1
EXHIBIT C      LEGEND FOR BONDS PRIOR TO JUNE 17, 2000.....................................C-1
























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                               INDENTURE OF TRUST

        THIS INDENTURE OF TRUST dated as of May 15, 1998 (the "INDENTURE"), is made and entered into by and between the CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY, a joint powers agency of the State of California (the "ISSUER"), and U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association, duly authorized to exercise trust powers hereunder, as Trustee (the "TRUSTEE").

                              W I T N E S S E T H:

        WHEREAS, the Issuer is a joint powers agency duly organized and existing pursuant to the provisions relating to the joint exercise of powers found in Chapter 5 of Division 7 of Title 1 (commencing with Section 6500) of the Government Code of the State of California (herein the "Act");

        WHEREAS, the Issuer is empowered under the provisions of the Act to issue its bonds and to enter into financing agreements for the purpose of facilitating the development of multifamily rental housing;

        WHEREAS, the Issuer, acting pursuant to Article 11 of Chapter 3 of Part 1 of Division 2 of Title 5 of the Government Code is empowered to issue bonds to refund the Prior Bonds (the "REFUNDING LAW"); and

        WHEREAS, the Issuer has complied with the applicable notice provisions of Section 8855 of the Government Code of the State of California (the "GOVERNMENT CODE") and has received the certification required from the State Treasurer pursuant to Section 8855.7(b) of the Government Code; and

        WHEREAS, Irvine Apartment Communities, L.P., a Delaware limited partnership (the "Borrower"), has applied to the Issuer for financial assistance in the aggregate principal amount of $334,190,000, the proceeds of which will be used as further described herein; and

        WHEREAS, the Issuer has determined to issue its $334,190,000 Apartment Development Revenue Refunding Bonds, Series 1998A (Irvine Apartment Communities, L.P.) (the "Series 1998A Bonds") and to loan the proceeds thereof to the Borrower pursuant to a Loan Agreement dated as of June 1, 1998 (the "Loan Agreement") by and between the Issuer and the Borrower which requires the Borrower to make or cause to be made, payments sufficient to pay principal and purchase price of, and redemption premium, if any, and interest on, the Series 1998A Bonds as the same become due and payable and to pay certain administrative expenses in connection with the Series 1998A Bonds; and

        WHEREAS, all of the proceeds of the Series 1998A Bonds, together with such other funds as are required, shall be applied as required hereunder to the current refunding of the Issuer's $334,190,000 Apartment Development Revenue Refunding Bonds, Series 1995A (the "Prior Bonds");

        WHEREAS, the Issuer has, by a resolution duly adopted in accordance with the Act and the Refunding Law on May 12, 1998, duly authorized the execution and delivery of this Indenture and the issuance of the Series 1998A Bonds, upon and subject to the terms and conditions hereinafter set forth; and

        WHEREAS, all acts and things have been done and performed which are necessary to make the Series 1998A Bonds, when executed and issued by the Issuer, authenticated by the Trustee and delivered, the valid and binding legal obligations of the Issuer in accordance with their terms and to make this Indenture a valid and binding agreement for the security of the Series 1998A Bonds authenticated and delivered under this Indenture;

        NOW, THEREFORE, THIS INDENTURE WITNESSETH: That, to provide for the payment of principal or redemption price (as the case may be), purchase price and interest in respect of all Series 1998A Bonds issued and outstanding under this Indenture, the rights of the Bond Owners (as hereinafter defined) and the performance of the covenants contained in the Series 1998A Bonds and herein, and the payment of all other amounts due under this Indenture, the Issuer does hereby sell, assign, transfer, set over and pledge unto the Trustee, its successors in trust and its assigns forever, all right, title and interest of the Issuer in and to, and remedies under, the Loan Agreement (except for the Reserved Rights (as defined in the Loan Agreement), which rights may be enforced jointly or severally by the Issuer and the Trustee) as the same relate to the Series 1998A Bonds issued under this Indenture, and all right, title and interest of the Issuer in and to the Revenues, the Refunding Fund and the Revenue Fund (as such terms are hereinafter defined) but excluding amounts held pursuant to Section 4.8 hereof or in the Rebate Fund (as hereinafter defined);

        TO HAVE AND TO HOLD all and singular said right, title and interest of the Issuer; granted, bargained, sold, assigned, transferred, enfeoffed, conveyed, mortgaged, pledged, aliened, remised, released, confirmed and set over by the Issuer as aforesaid or intended so to be, unto the said Trustee, its successors and assigns, forever.

        IN TRUST, NEVERTHELESS, under and subject to the terms and conditions hereinafter set forth, for the equal benefit, protection and security of the Owners of any and all of the Series 1998A Bonds, all of which, regardless of the time or times of their issuance or maturity, shall be of equal rank, without preference, priority or distinction of any of the Series 1998A Bonds over any other thereof, except as otherwise provided in or pursuant to this Indenture and/or any Letter of Credit (as hereinafter defined), and for securing the observance and performance of all the conditions, covenants, promises, stipulations, agreements and terms and provisions of this Indenture and the uses and purposes herein expressed and declared. It is hereby expressly declared that any Letter of Credit Issuer (as hereinafter defined) shall be deemed to be a third-party beneficiary of this Indenture, so long as the Letter of Credit Issuer is not in default of its obligations under the Letter of Credit.

        PROVIDED, HOWEVER, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal and purchase price of the Series 1998 Bonds and any Additional Bonds (as hereinafter defined) and the interest and premium, if any, due or to become due thereon at the times and in the manner mentioned in the Series 1998A Bonds and any Additional Bonds according to the true intent and meaning thereof, and shall cause the payments to be made





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

into the Revenue Fund, as required under Article V hereof, or shall provide, as permitted by Article VI hereof, for the payment thereof, and for the payment of certain excess investment earnings to the United States of America, as required under Article V hereof, and shall well and truly keep, perform and observe all of the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due in accordance with the terms and provisions hereof, then this Indenture and the rights hereby granted shall cease and terminate; otherwise this Indenture is to be and remain in full force and effect.

        THIS INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all Series 1998A Bonds and any Additional Bonds issued and secured hereunder are to be issued, authenticated and delivered, and all said property, rights and interests, including, without limitation, the amounts hereby assigned, are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes hereinafter expressed, and that the Issuer has agreed and covenanted, and hereby does agree and covenant, with the Trustee and with the Owners, from time to time, of the Series 1998A Bonds and any Additional Bonds, or any part thereof, as follows:

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

        Section 1.1. Definitions. In addition to the terms defined elsewhere herein, each of the following terms shall have the meaning assigned to it in this Section 1.1 whenever it is used in this Indenture, unless the context in which it is used clearly requires otherwise (certain terms used herein and not otherwise defined are defined in the Loan Agreement):

        "Act of Bankruptcy" shall mean the filing of a petition in bankruptcy (or other commencement of a bankruptcy or similar proceeding) by or against the Borrower under any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors' rights generally, now or hereafter in effect.

        "Alternate Letter of Credit" shall mean any guaranty, standby purchase agreement or letter of credit substituted for an Initial Letter of Credit (or for any Alternate Letter of Credit) a written commitment for which is issued by a Qualified Issuer at least forty-five (45) days prior to the Interest Payment Date of the applicable Subseries immediately preceding the Termination Date, specifying that the Alternate Letter of Credit will be effective on or prior to the Termination Date (unless the Interest Payment Date and the Termination Date are the same date, in which case such commitment shall be issued by a Qualified Issuer at least forty-five (45) days prior to such date), and which Alternate Letter of Credit (i) has provisions in all material respects the same as the Initial Letter of Credit (other than the Termination Date therefor), (ii) provides liquidity for payment of the purchase price of such Subseries when due, and (iii) is accompanied by (a) written evidence from the Rating Agencies then rating such Subseries, if any, that the substitution of such Alternate Letter of Credit in and of itself does not cause a downgrading of the rating then in existence, if any, of such Subseries by such Rating Agencies and (b) a Favorable Opinion of Bond Counsel. Notice of the delivery to the Trustee of an Alternate Letter of Credit shall be given by first class mail to the Bondholders of





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

the applicable Subseries by the Trustee. Any extension of a Letter of Credit (or any substitute Letter of Credit contemplated by Section 2.15 hereof) shall not constitute an Alternate Letter of Credit.

        "Authorized Denominations" shall mean the following: (i) for all Bonds of a Subseries bearing interest at a Daily Rate or a Weekly Rate, $100,000 or any integral multiple thereof (except that one Bond of such Subseries may be in a denomination that is an integral multiple of $5,000 in excess of $100,000),
(ii) for all Bonds of a Subseries bearing interest at a Flexible Rate, $100,000 or any integral multiple of $1,000 in excess thereof, and (iii) for all Bonds of a Subseries bearing interest at a Term Rate, $5,000 or any integral multiple thereof.

        "Beneficial Owner" or "beneficial owner" is defined in Section 2.11 hereof.

        "Bond" or "Bonds" shall mean the $334,190,000 aggregate principal amount of the Issuer's Apartment Development Revenue Refunding Bonds, Series 1998A (Irvine Apartment Communities, L.P.) authenticated and delivered by the Trustee under and pursuant to Article II hereof.

        "Bond Counsel" shall mean Stradling Yocca Carlson & Rauth, or a firm of attorneys of nationally recognized expertise with respect to the tax-exempt obligations of political subdivisions, acceptable to the Issuer.

        "Bond Owner," "Bondowner," "Owner," "owner," "Bondholder," "bondholder," "holder" or "owner of the Bonds," when used with respect to a Bond, shall mean the person or entity in whose name such Bond shall be registered.

        "Bond Purchase Fund" shall mean the fund so designated and established pursuant to Section 3.6 hereof.

        "Borrower Purchase Account" shall mean the account so designated and established pursuant to Section 3.6 hereof.

        "Borrower Revenue Account" shall mean the account so designated and established pursuant to Section 5.2 hereof.

        "Business Day" or "business day" shall mean any day other than a Saturday, Sunday or other day on which the New York Stock Exchange is closed or banks are authorized or obligated by law or executive order to close in New York, New York, or in any city in which is located the Principal Office of the Trustee or the Tender Agent or the Principal Office of the Remarketing Agent, or, if so specified in the Letter of Credit in any definition of "business day" referred to therein, the office of the Letter of Credit Issuer at which demands for a draw on or payment under the Letter of Credit will be made.

        "Closing Date" shall mean the date on which the Bonds are issued and delivered to the Underwriters.

        "Code" shall mean the 1954 Code and the 1986 Code, in each case to the extent made applicable to matters relating to the Bonds and the Projects by
Section 1313(a) of the Tax Reform Act of 1986, and with respect to a specific section thereof such reference shall be deemed to include (a) the applicable regulations promulgated or proposed under such section or any previous





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

corresponding section, (b) any successor provision of similar import hereafter enacted, (c) any corresponding provision of any subsequent Internal Revenue Code and (d) the applicable regulations promulgated or proposed under the provisions described in (b) and (c). "1954 CODE" means the Internal Revenue Code of 1954, as amended prior to the enactment of the Tax Reform Act of 1986. "1986 CODE" means the Internal Revenue Code of 1986, as amended.

        "Conversion Date" shall mean the Business Day on which a particular type of Interest Rate becomes effective for any Subseries which is not immediately preceded by a day on which such Subseries accrued interest at the same type of Interest Rate and when used with respect to a Term Rate Period, the Interest Payment Date on which such Subseries begins to bear interest at a new Term Rate.

        "Daily Rate" shall mean, with respect to any Subseries, the interest rate to be determined for such Subseries on each Business Day pursuant to
Section 2.2(B)(c) hereof.

        "Daily Rate Conversion Date" shall mean, with respect to any Subseries, each day on which such Subseries accrues interest at a Daily Rate which is immediately preceded by a day on which such Subseries did not accrue interest at a Daily Rate.

        "Daily Rate Period" shall mean, with respect to any Subseries, each period during which such Subseries accrues interest at a particular Daily Rate.

        "Dated Date" shall mean May 15, 1998.

        "Determination of Taxability" shall mean (a) there shall have been delivered to the Trustee an opinion of Bond Counsel to the effect that any payment of interest on the Bonds or any amount in respect of interest on the Bonds made on or after a date specified in said opinion is includable for federal income tax purposes in the gross income of any holder of the Bonds under the Code (other than a holder who is a "substantial user" of a Project or a "related person" as provided for in Section 147(a) of the Code), or (b) a final determination by the Internal Revenue Service or a final judgment is rendered by a court of competent jurisdiction in a proceeding, which determination or judgment is not being contested in an appropriate proceeding brought directly by the Borrower or by a holder of a Bond (provided that the Borrower may not contest any such determination or judgment unless the Borrower provides the holder of the Bond involved in such proceeding with an opinion of Bond Counsel that such contest has a reasonable likelihood of success), to the effect that the interest payable on the Bonds is includable for federal income tax purposes in the gross income of any holder of the Bonds under Section 103 of the Code (other than a holder who is a "substantial user" of a Project or a "related person" within the meaning of Section 147(a) of the Code). A Determination of Taxability under (a) or (b) above will result only from the inclusion of the interest paid or to be paid on any Bond (except to a holder who is a "substantial user" of a Project or a "related person") in the gross income of the holder for federal income tax purposes and not from any other federal tax consequences arising with respect to the Bonds.

        "DTC" shall mean The Depository Trust Company.

        "Event of Default," when used with respect to this Indenture, shall mean any event specified in Section 7.1 hereof.

        "Favorable Opinion of Bond Counsel" shall mean an opinion of Bond Counsel addressed to the Issuer, the Borrower and the Trustee to the effect that the action proposed to be taken is authorized or permitted by this Indenture and will not adversely affect the exclusion of interest on the Bonds from gross income of the owners thereof for federal income tax purposes.

        "Flexible Rate" shall mean, when used with respect to any particular Bond of a Subseries, the interest rate determined for each Flexible Rate Period applicable thereto pursuant to Section 2.2(B)(b) hereof.

        "Flexible Rate Conversion Date" shall mean, each day on which the particular Bonds of a Subseries accrue interest at Flexible Rates which is immediately preceded by a day on which such Bonds of such Subseries did not accrue interest at Flexible Rates.

        "Flexible Rate Period" shall mean, with respect to a particular Bond of a Subseries, each period during which such Bond of such Subseries accrues interest at a particular Flexible Rate.

        "Government Obligations" shall mean direct obligations of, or obligations the timely payment of the principal of and interest on which are fully and unconditionally guaranteed by, the United States of America, which, at the time of investment, are legal investments under the laws of the State for the moneys proposed to be invested therein.

        "Indenture" shall mean this Indenture of Trust, including all amendments hereof and supplements hereto.

        "Initial Letter of Credit" shall mean, with respect to any Subseries, the initial direct pay or standby letter of credit, guaranty or standby purchase agreement issued by the Letter of Credit Issuer for the benefit of the Trustee, as amended, extended or substituted by the Letter of Credit Issuer, providing credit and/or liquidity support for the payment of principal, purchase price, premium, if any, and interest on the Bonds.

        "Interest Payment Date" shall mean (a) when used with respect to any particular Bond accruing interest at a Flexible Rate, the day after the last day of each Flexible Rate Period applicable thereto; (b) when used with respect to Bonds accruing interest at Daily or Weekly Rates, the first Business Day of each calendar month following a month in which interest at such rate has accrued; (c) when used with respect to Bonds accruing interest at a Term Rate, the fifteenth day of the May or November following the Closing Date and the month in which a Term Rate Conversion Date occurs and the fifteenth day of each May and November thereafter to which interest at such rate has accrued, except that the last Interest Payment Date for any Term Rate Period shall be the first Business Day that falls on or after the fifteenth day of the May or November in which the Term Rate Period ends; and (d) each Conversion Date.

        "Interest Period" shall mean the period from and including any Interest Payment Date to and including the day immediately preceding the next Interest Payment Date.

        "Interest Rate" shall mean a Flexible, Daily, Weekly or Term Rate.

        "Letter of Credit" shall mean, at any time, the Initial Letter of Credit or any Alternate Letter of Credit then in effect. As of the Closing Date, no Letter of Credit shall be in effect for the Bonds.

        "Letter of Credit Issuer" shall mean (i) when the Initial Letter of Credit is in effect, the issuer of the Initial Letter of Credit, and (ii) when an Alternate Letter of Credit is in effect, the Qualified Issuer of such Alternate Letter of Credit.

        "Letter of Credit Purchase Account" shall mean the account so designated and established pursuant to Section 3.6 hereof.

        "Letter of Credit Revenue Account" shall mean the account so designated and established pursuant to Section 5.2 hereof.

        "Letter of Credit Tender Date" shall mean the last Interest Payment Date prior to the Termination Date of the Letter of Credit.

        "Loan" shall mean the loan made by the Issuer to the Borrower from the proceeds of the Bonds pursuant to the Loan Agreement.

        "Mandatory Redemption Event" shall mean the occurrence of the event described in Section 2.6(d) hereof.

        "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and, if such corporation is dissolved or liquidated or no longer performs the functions of a securities rating agency, "Moody's" will be deemed to refer to any other nationally recognized securities rating agency designated by the Borrower with the consent of the Remarketing Agent and the Letter of Credit Issuer, if any.

        "Outstanding" or "Bonds outstanding" or "Bonds then outstanding," at the time in question, shall mean all Bonds which have been executed and delivered by the Issuer and authenticated by the Trustee or the Tender Agent under this Indenture, except:

               (i) Bonds theretofore cancelled by the Trustee or surrendered to the Trustee for cancellation;

               (ii) Bonds paid or deemed to be paid pursuant to Article VI hereof;

               (iii) Bonds in lieu of or in exchange for which other Bonds shall have been executed and delivered by the Issuer and authenticated by the Trustee or the Tender Agent pursuant to Section 4.6(b), 4.14 or 4.15 hereof; and

               (iv) Undelivered Bonds.

        "Permitted Investments" shall mean, to the extent permitted by State law (the Trustee shall be entitled to rely upon any investment direction as a certification to it that such investment is permitted by State law) (i) Government Obligations or obligations of the Federal National Mortgage Association, Government National Mortgage Association, Federal Intermediate Credit Banks, Federal Banks for Cooperatives and Federal Home Loan Mortgage Corporation, (ii) obligations issued by a state or political subdivision of a state, (iii) money market funds investing exclusively in the obligations described in clause (i) or (ii) hereof, (iv) shares of an Investment Company organized under the Investment Company Act of 1940, as amended, including an Investment Company for which the Trustee, or any of its affiliates, is investment advisor, which invests its assets substantially in obligations described in clause (i) or (ii) hereof, (v) banker's acceptances drawn on and accepted by commercial banks (including the Trustee or its affiliates) having combined capital and surplus of not less than $50,000,000; (vi) certificates of deposit and time deposits of any bank organized under the laws of the United States or any state thereof which has a combined capital, surplus and undivided profits not less than $50,000,000, including the Trustee and, to the extent then permitted by law for the Trustee, any other investments of its trust funds provided that any such certificates and investments are fully collateralized by obligations described in clause (i) or
(ii) hereof, or (vii) any investment acceptable to any Rating Agency then rating the Bonds.

        "Pledge Agreement" shall mean any pledge and security agreement, or similar agreement relating to Pledged Bonds, by and among any Letter of Credit Issuer, the Tender Agent and the Borrower, as any such agreement may be amended, modified, supplemented or vested from time to time in accordance with its terms.

        "Pledged Bonds" shall mean those Bonds described in Section 3.3(b)(v) hereof.

        "Premium" or "premium," when used with respect to a Bond, shall mean any amount in addition to the principal of, and interest on, such Bond that is required to be paid in the event of the exercise of an option or obligation to pay the principal of such Bond prior to maturity as permitted or required by this Indenture, and, when used with respect to the Loan, shall mean any amount in addition to the principal of, and interest on, the Loan that is required to be paid in the event of the exercise of an option or obligation to pay the principal of the Loan prior to maturity as permitted by the Loan Agreement.

        "Prepayment" or "prepayment," when used with respect to the Loan, shall mean the payment of all or a portion of the principal of the Loan prior to maturity, except for a payment made in advance of the scheduled due date thereof that is not to be applied against the outstanding principal balance of the Loan until such due date.

        "Project" shall have the meaning given thereto in the Loan Agreement.

        "Qualified Issuer" shall mean a bank, financial institution or other entity which has the power and authority to issue an Alternate Letter of Credit.

        "Rate Period" shall mean the period during which a particular Interest Rate is to remain in effect pursuant to the terms of this Indenture.

        "Rating Agencies" shall mean Standard & Poor's, Moody's and any other nationally recognized rating agency which then maintains a rating on the Bonds.

        "Rebate Analyst" shall mean (a) Bond Counsel, (b) any nationally recognized firm of certified public accountants, (c) any reputable firm which offers to the tax-exempt bond industry rebate calculation services and holds itself out as having expertise in that area, or (d) such other Person as is approved by the Issuer.

        "Rebate Regulations" shall mean the Treasury Regulations issued under
Section 148(f) of the Code.

        "Rebate Fund" shall mean the fund so designated and established pursuant to Section 5.9 hereof.

        "Record Date" shall mean (a) with respect to each Interest Payment Date when Bonds bear interest at a Daily Rate, a Weekly Rate or a Flexible Rate, the Business Day next preceding such Interest Payment Date, and (b) with respect to each Interest Payment Date when Bonds bear interest at a Term Rate, the first day of the calendar month containing such Interest Payment Date.

        "Redemption Agreement" shall mean the Agreement Regarding Redemption and Payment of Prior Bonds dated the Closing Date among the Issuer, the Trustee, the Borrower, the trustee for the Prior Bonds, the Federal National Mortgage Association and Bankers Mutual.

        "Refunding Fund" shall mean the fund so designated and established pursuant to Section 5.1 hereof.

        "Registration Books" shall mean the registration records, maintained by the Trustee, as registrar for the Bonds.

        "Regulatory Agreements" shall mean the Amended and Restated Regulatory Agreements and Declarations of Restrictive Covenants dated as of the date hereof among the Issuer, the Borrower and the Trustee, including all amendments thereof and supplements thereto.

        "Reimbursement Agreement" shall mean the agreement between the Letter of Credit Issuer and the Borrower relating to the Borrower's reimbursement obligations with respect to the Initial Letter of Credit, and any similar agreement between a Qualified Issuer of an Alternate Letter of Credit and the Borrower providing that it shall be deemed to be a reimbursement agreement for the purpose of this Indenture, as any such agreement may be amended, modified, supplemented or restated from time to time in accordance with its terms.

        "Remarketing Account" shall mean the account so designated and established pursuant to Section 3.6 hereof.

        "Remarketing Agent" shall mean the Remarketing Agent appointed by the Borrower in accordance with the Remarketing Agreement; "Principal Office" of the Remarketing Agent shall mean the office thereof designated by the Remarketing Agent in writing to the Issuer, the Trustee, the Tender Agent, the Letter of Credit Issuer and the Borrower.

        "Remarketing Agreement" shall mean the Remarketing Agreement, by and between the Borrower and the Remarketing Agent, and any similar agreement between the Borrower and a successor Remarketing Agent, as any such agreement may be amended, modified, supplemented or restated from time to time.

        "Representation Letter" shall mean the Blanket Letter of Representations, dated May 18, 1995, between the Issuer and The Depository Trust Company, for the Bonds, including all amendments thereof and supplements thereto.

        "Revenue Fund" shall mean the fund so designated and established by
Section 5.2 hereof.

        "Revenues" shall mean (i) all amounts payable in respect of, or proceeds from, the Loan, (ii) investment income in respect of any money held by the Trustee, and (iii) any other amounts paid by the Borrower to the Trustee pursuant to the Loan Agreement (except for amounts payable under Sections 2.7, 7.5, 7.11, 8.5 and 9.3 of the Loan Agreement).

        "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., a corporation organized and existing under the laws of the State of New York, and, if such corporation is dissolved or liquidated or no longer performs the functions of a securities rating agency, "Standard & Poor's" will be deemed to refer to any other nationally recognized securities rating agency designated by the Borrower with the consent of the Remarketing Agent and the Letter of Credit Issuer, if any.

        "Subseries" shall mean all Bonds designated as being of the same Subseries.

        "Tax Certificate" shall mean the Tax Certificate of the Issuer dated the Closing Date.

        "TBMA Municipal Swap Index" shall mean The Bond Market Association Municipal Swap Index as of the most recent date for which such index was published or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Municipal Market Data, Inc. or its successor, or as otherwise designated by The Bond Market Association; provided, however, that, if such index is no longer produced by Municipal Market Data, Inc., or its successor, then "TBMA Municipal Swap Index" shall mean such other reasonably comparable index selected by the Borrower with the consent of the Remarketing Agent.

        "Tender Agent" shall mean U.S. Bank Trust National Association, or any successor to its interests, appointed in accordance with Section 8.10 hereof; "Principal Office" of the Tender Agent shall mean the office thereof designated by the Tender Agent in writing to the Issuer, the Trustee, the Remarketing Agent, the Letter of Credit Issuer and the Borrower.

        "Term Rate" shall mean, with respect to any Subseries, the interest rate per annum on such Subseries established in accordance with Section 2.2(B)(e) hereof.

        "Term Rate Conversion Date" shall mean, with respect to any Subseries, the Interest Payment Date on which such Subseries begins to bear interest at a new Term Rate in accordance with the terms hereof.

        "Term Rate Period" shall mean, with respect to any Subseries, the period from (a) the Closing Date and a Term Rate Conversion Date, to (b) the final maturity of the Bonds of such Subseries, or a subsequent Term Rate Conversion Date or Conversion Date but, in any event, a period of not less than one year in duration which ends on a Term Rate Interest Payment Date.

        "Termination Date" shall mean the termination or expiration date of any Letter of Credit, as such date may be extended from time to time pursuant to the terms thereof.

        "Treasury Regulations" shall mean the temporary and permanent Income Tax Regulations promulgated or proposed by the Department of the Treasury pursuant to the Code, as applicable to the Bonds.

        "Trustee" shall mean U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, not in its individual capacity but solely as Trustee under this Indenture, or any successor trustee serving as such under this Indenture; "Principal Office" of the Trustee shall mean the office thereof at which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 550 South Hope Street, Suite 500, Los Angeles, California 90071, or any other such office as shall be designated by the Trustee in writing to the Issuer, the Tender Agent, the Remarketing Agent, the Letter of Credit Issuer and the Borrower.

        "Trust Estate" shall mean the property conveyed to the Trustee pursuant to the Granting Clauses of this Indenture.

        "Undelivered Bonds" shall have the meaning ascribed to such term in the form of Bond set forth in Section 2.3 hereof.

        "Underwriters" shall mean J.P. Morgan Securities Inc., Goldman, Sachs & Co. and Artemis Capital Group, Inc.

        "Weekly Rate" shall mean, with respect to any Subseries, the interest rate per annum on such Subseries established in accordance with Section 2.2(B)(d) hereof.

        "Weekly Rate Conversion Date" shall mean, with respect to any Subseries, the Business Day on which such Subseries begins to bear interest at a Weekly Rate in accordance with the terms hereof.

        "Weekly Rate Period" shall mean, with respect to any Subseries, the period in which such Subseries accrues interest at a particular Weekly Rate.

        The following terms are defined in the recitals hereto: "Act", "Borrower", "Issuer", "Loan Agreement", "Prior Bonds," "Refunding Law" and "State".

        Section 1.2. Article and Section Headings. The headings or titles of the several Articles and Sections of this Indenture, and the Table of Contents appended hereto, are solely for convenience of reference and shall not affect the meaning or construction of the provisions hereof.

        Section 1.3. Interpretation. The singular form of any word used herein shall include the plural, and vice versa, if applicable. The use of a word of any gender shall include all genders, if applicable. This Indenture and all of the terms and provisions hereof shall be construed so as to effectuate the purposes contemplated hereby and to sustain the validity hereof. All references to any person or entity defined in Section 1.1 shall be deemed to include any person or entity succeeding to the rights, duties and obligations of such person or entity.

                                   ARTICLE II

                     AUTHORIZATION AND ISSUANCE OF THE BONDS

        Section 2.1. Authorization of Bonds. No Bonds may be issued under the provisions of this Indenture except in accordance with this Article. The Bonds are hereby authorized to be issued in a single Series with four Subseries, designated "California Statewide Communities Development Authority Apartment Development Revenue Refunding Bonds, Series 1998A (Irvine Apartment Communities, L.P.)" in the aggregate principal amount of $334,190,000. The Bonds shall contain substantially the terms recited in the form of the Bonds set forth in this Indenture. The Bonds shall be issued for the purpose of providing funds to enable the Issuer to make the Loan to the Borrower, as provided in the Loan Agreement, to refund in their entirety the Prior Bonds.

        Section 2.2. Issuance of Bonds; Terms of Bonds.

        (A) General Provisions. The Bonds (i) shall be dated as provided in paragraph (H) of this Section, (ii) shall be issued in the aggregate principal amount of $334,190,000, (iii) shall bear interest as set forth in paragraphs (B) and (C) of this Section, until paid, at the rates therein provided (computed, while any Bonds bear interest at a Daily Rate, Flexible Rate or Weekly Rate, on the basis of a 365- or 366-day year, for the actual number of days elapsed and, while any Bonds bear interest at a Term Rate, on the basis of a 360-day year, composed of twelve 30-day months), payable on each Interest Payment Date, (iv) shall mature on May 15, 2025, (v) shall be issued in the following Subseries and in the following aggregate principal amounts and (vi) shall initially bear interest at the following Term Rates for the following Term Periods:

                                                     End of Term         Term
           Subseries           Principal Amount      Rate Period         Rate
           ---------           ----------------      -----------         ----
        Series 1998A-1           $  24,800,000       May 15, 2008        5.05%
        Series 1998A-2             109,390,000       May 15, 2008        4.90
        Series 1998A-3             100,000,000       May 17, 2010        5.10
        Series 1998A-4             100,000,000       May 15, 2013        5.25

        Subject to the terms of this Indenture, different types of Interest Rates may be in effect as to different Subseries.

        (B) Determination of Interest Rates.

            (a) Determination by Remarketing Agent.

                (i) The Interest Rate shall be determined by the Remarketing Agent as the rate of interest which, in the judgment of the Remarketing Agent, would cause the Bonds of a Subseries to have a market value as of the date of determination equal to the principal amount thereof, taking into account prevailing market conditions; provided that if a Letter of Credit is then in effect for any Subseries, the Interest Rate borne by such Subseries shall not exceed the maximum interest rate with respect to such Subseries specified in the Letter of Credit.

                (ii) In the event the Remarketing Agent fails for any reason to determine or notify the Trustee of the Interest Rate for any Rate Period:

                     (A) The Interest Rate then in effect for Bonds of a Subseries that accrue interest at a Daily Rate will remain a Daily Rate, and until a new Daily Rate is determined, and furnished to the Trustee in writing, by the Remarketing Agent, such Subseries shall accrue interest at a rate equal to the rate derived from the TBMA Municipal Swap Index furnished to the Trustee in writing by the Remarketing Agent;

                     (B) The Interest Rate then in effect for Bonds of a Subseries that accrue interest at a Weekly Rate will remain a Weekly Rate, and until a new Weekly Rate is determined, and furnished to the Trustee in writing, by the Remarketing Agent, such Subseries shall accrue interest at a rate equal to the rate derived from the TBMA Municipal Swap Index furnished to the Trustee in writing by the Remarketing Agent;

                     (C) The Interest Rate for any Bond of a Subseries that accrues interest at a Flexible Rate and for which a Flexible Rate and Flexible Rate Period is not determined shall be equal to the rate derived from the TBMA Municipal Swap Index and furnished to the Trustee in writing by the Remarketing Agent, and the Flexible Rate Period for such Bond of a Subseries shall begin on each Business Day and extend through the day preceding the next Business Day until a new Flexible Rate and Flexible Rate Period is determined for such Bond of such Subseries, and furnished to the Trustee in writing, by the Remarketing Agent; and

                     (D) The Interest Rate then in effect for Bonds of a Subseries that accrue interest at a Term Rate shall be converted automatically to Flexible Rates determined in accordance with clause (C) above with Flexible Rate Periods beginning on each Business Day and extending through the day preceding the next Business Day until the Trustee is notified in writing of a new Flexible Rate and Flexible Rate Period determined for such Bonds by the Remarketing Agent; provided, that, the Trustee shall have received a Favorable Opinion of Bond Counsel prior to the commencement of any such Flexible Rate Period, and, in the event that the Trustee does not receive a Favorable Opinion of Bond Counsel prior to the commencement of such Flexible Rate Period, the Term Rate then in effect shall continue for another Term Rate Period of the same duration or, if shorter, until the maturity date of such Subseries.

                (iii) All determinations of Interest Rates pursuant to this Section shall be conclusive and binding upon the Issuer, the Borrower, the Trustee, the Tender Agent and the Owners of the Bonds to which such rates are applicable.

                (iv) The Interest Rate in effect for a Subseries of Bonds during any Rate Period shall be available to Bond Owners between 1:00 p.m. and 5:00 p.m., New York City time, from the Remarketing Agent or the Trustee (subject to prior receipt of notice thereof from the Remarketing Agent) at their Principal Offices.

            (b) Flexible Rates.

                (i) The Flexible Rate Period for each Bond of a Subseries shall be of such duration, not exceeding 270 days, as may be offered by the Remarketing Agent and specified by the purchaser; provided that if a Letter of Credit is then in effect for such Subseries and such

Letter of Credit provides less than 284 days' interest coverage, such Flexible Rate Period shall not be longer than a period equal to the maximum number of days' interest coverage provided by such Letter of Credit minus 14 days. Any Bond of a Subseries may accrue interest at a Flexible Rate for a Flexible Rate Period different from any other Bond of such Subseries. Each Flexible Rate Period shall commence on a Business Day and end on a day immediately preceding a Business Day. The Remarketing Agent shall offer and accept purchase commitments for the Bonds of a Subseries for such Flexible Rate Periods and at such Flexible Rates as it deems advisable in order to minimize the net interest cost on such Bonds of such Subseries, taking into account prevailing market conditions; provided, however, that the foregoing shall not prohibit the Remarketing Agent from accepting purchase commitments for longer Flexible Rate Periods (and at higher Flexible Rates) than are otherwise available at the time of any remarketing if the Remarketing Agent determines that, taking into account prevailing market conditions, a lower net interest cost on such Bonds can be achieved over the longer Flexible Rate Period.

                (ii) Each Flexible Rate and Flexible Rate Period shall be determined not later than 1:00 p.m., New York City time, on the first Business Day of the Flexible Rate Period to which it relates with notice thereof provided to the Trustee by the Remarketing Agent by written, telephonic (promptly confirmed in writing or electronically) or electronic notice by 1:00 p.m., New York City time, on that same day.

            (c) Daily Rates. A Daily Rate shall be determined for each Daily Rate Period as follows:

                (i) Daily Rate Periods shall commence on a Daily Rate Conversion Date, which shall be a Business Day, and on each Business Day thereafter until the Daily Rate Period is converted to another type of Interest Rate and shall extend to, but not include, the next succeeding Business Day.

                (ii) The Daily Rate for each Daily Rate Period shall be effective from and including the commencement date of such Daily Rate Period and shall remain in effect to, but not including, the next succeeding Business Day. Each such Daily Rate shall be determined not later than 10:30 a.m., New York City time, on the first Business Day of the Daily Rate Period to which it relates with notice thereof provided to the Trustee by the Remarketing Agent by written, telephonic (promptly confirmed in writing or electronically) or electronic notice by 1:00 p.m., New York City time, on that same day; provided that no notice need be given if the Daily Rate then in effect is to be the Daily Rate for the next Daily Rate Period.

            (d) Weekly Rates. A Weekly Rate shall be determined for each Weekly Rate Period as follows:

                (i) Weekly Rate Periods shall commence on a Wednesday (or, if such Wednesday is not a Business Day, the next succeeding Business Day) and end on the day prior to the commencement of the next succeeding Weekly Rate Period, and each Weekly Rate Period shall be followed by another Weekly Rate Period until the Weekly Rate Period is converted to another type of Interest Rate; provided that (A) in the case of a conversion to a Weekly Rate Period from another type of Interest Rate, the Weekly Rate Period shall commence on the Weekly Rate Conversion Date and shall end on the day prior to the commencement of the next succeeding Weekly Rate Period; and

(B) in the case of a conversion from a Weekly Rate Period to another type of Interest Rate, the last Weekly Rate Period prior to conversion shall end on the last day immediately preceding the Conversion Date to the new type of Interest Rate.

                (ii) The Weekly Rate for each Weekly Rate Period shall be effective from and including the commencement date of such Weekly Rate Period and shall remain in effect through and including the last day thereof. Each such Weekly Rate shall be determined not later than 10:00 a.m., New York City time, on the first day of the Weekly Rate Period to which it relates with notice thereof provided to the Trustee by the Remarketing Agent by written, telephonic (promptly confirmed in writing or electronically) or electronic notice by 12:00 Noon, New York City time, on such first day.

            (e) Term Rates. A Term Rate shall be determined for each Term Rate Period, after the initial Term Rate Periods, as follows:

                (i) Term Rate Periods shall (A) commence on a Term Rate Conversion Date and (B) end on the commencement date of the following Term Rate Period or the Conversion Date on which a different type of Interest Rate shall become effective or the maturity date of the Bonds of the applicable Subseries; provided that if a Letter of Credit is then in effect for a Subseries bearing interest at a Term Rate, no Term Rate Period shall extend beyond the remaining term of such Letter of Credit minus 14 days. Each Subseries of Bonds that bears interest at the Term Rate may have a Term Rate Period different from a Term Rate Period for any other Subseries.

                (ii) The Term Rate for each Term Rate Period shall be effective from and including the commencement date of such Term Rate Period and remain in effect to but not including the last day thereof. Each such Term Rate shall be determined not later than 12:00 noon, New York City time, on the Business Day immediately preceding the commencement date of the Term Rate Period to which it relates with notice thereof provided to the Trustee by the Remarketing Agent by written, telephonic (promptly confirmed in writing or electronically) or electronic notice by the close of business on such Business Day.

        (C) Conversions Between Interest Rates . The Borrower may elect to convert a Subseries from one type of Interest Rate to another (including from one Term Rate Period to a Term Rate Period of a different duration) as follows:

            (a) Conversion Dates.

                (i) If the conversion is from a Flexible Rate, the Conversion Date shall be a Business Day on which interest is payable on all Bonds of a Subseries accruing interest at Flexible Rates.

                (ii) If the conversion is from a Daily or Weekly Rate, the Conversion Date shall be a Business Day.

                (iii) If the conversion is from a Term Rate, the Conversion Date shall be a date on which the Bonds of the applicable Subseries are subject to optional redemption pursuant to Section 2.6(a)(ii) hereof.

            (b) Notices by Borrower. The Borrower shall give notice of any proposed conversion to the Trustee, any Letter of Credit Issuer and the Remarketing Agent not less than twenty-five (25) days before the proposed conversion from a Flexible, Daily or Weekly Rate and not less than forty-five
(45) days before the proposed conversion from a Term Rate.

            (c) Notices by Trustee. The Trustee shall give notice by first class mail of the proposed conversion to the Owners of Bonds of the Subseries subject to the proposed conversion accruing interest at Flexible, Daily or Weekly Rates not less than fifteen (15) days before the proposed Conversion Date and to the Owners of Bonds of the Subseries subject to the proposed conversion accruing interest at a Term Rate not less than thirty (30) days before the proposed Conversion Date. Such notice shall state:

                (i) the proposed Conversion Date;

                (ii) that the Bonds of the Subseries subject to the proposed conversion will be subject to mandatory tender for purchase on the Conversion Date (except in the case of conversions from a Daily Rate to a Weekly Rate or from a Weekly Rate to a Daily Rate);

                (iii) the conditions, if any, to the conversion pursuant to subsection (d) below;

                (iv) any changes in the redemption dates or redemption prices following the Conversion Date, if any, applicable to the Bonds of the Subseries subject to the proposed conversion which have been approved by a supplemental indenture adopted in accordance with the terms of this Indenture; and

                (v) if the Bonds of the Subseries subject to the proposed conversion are in certificated form, information with respect to required delivery of Bond certificates and payment of the purchase price.

            (d) Conditions to Conversion. No conversion of Interest Rates will become effective unless:

                (i) if the conversion is from a Flexible Rate, the Trustee has received, prior to the date on which notice of conversion is required to be given to Bond Owners, written confirmation from the Remarketing Agent that it has not established and will not establish any Flexible Rate Periods extending beyond the day before the Conversion Date;

                (ii) if the conversion is from a Flexible, Daily or Weekly Rate to a Term Rate, or from a Term Rate to a Flexible Rate, Daily Rate, Weekly Rate or a new Term Rate or Term Rate Period, the Trustee has been provided, no later than one day before the Conversion Date, with a Favorable Opinion of Bond Counsel with respect to the conversion;

                (iii) if a Letter of Credit for the Subseries subject to the proposed conversion will be held by the Trustee after the Conversion Date, such Letter of Credit (A) will cover the principal of and interest (computed on the basis of a 365-day year, in the case of conversion to a Flexible Rate, Daily Rate or Weekly Rate, and on the basis of a 360-day year consisting of twelve 30-day months, in the case of conversion to a Term Rate) which will accrue on the Outstanding Bonds of such Subseries for the maximum permitted Interest Period for the proposed Rate Period plus 14 days, and (B) in the case of conversion to a Term Rate, (i) extends for a period which shall not end on a date that is earlier than five days after the first date on which such Subseries can be called for optional redemption, and (ii) covers the premium, if any, which would be included in the purchase price upon mandatory purchase of the Bonds of such Subseries pursuant to Section 3.2(c) hereof if such Letter of Credit were not extended beyond the Termination Date set forth therein.

        (D) Redemption Provisions. The Bonds are subject to redemption prior to maturity as set forth in Section 2.6 hereof.

        (E) Tender Rights/Obligations. While in a Daily Rate or a Weekly Rate, Bonds may be tendered for purchase as set forth in the form of Bond contained in
Section 2.3 hereof and in Section 3.1 hereof. In addition, the Bonds are subject to mandatory tender for purchase on the day after the last day of each Flexible Rate Period, on the last day of a Term Rate Period, on the day on which a Letter of Credit is replaced pursuant to Section 2.13 hereof, on each Letter of Credit Tender Date and on each Conversion Date (except in the case of conversions from a Daily Rate to a Weekly Rate or from a Weekly Rate to a Daily Rate) by the Bond Owners as set forth in Section 3.2 hereof.

        (F) Form; Numbering. The Bonds are issuable in the form of registered Bonds without coupons in any Authorized Denomination. The Bonds shall be numbered consecutively within each Subseries from 1 upwards, bearing numbers not then contemporaneously outstanding according to the Registration Books.

        (G) Payment Terms. Principal of, and premium, if any, on the Bonds (and interest on Bonds accruing at a Flexible Rate) shall be payable by the Trustee to the Bond Owners upon presentation and surrender of the Bonds as the same become due at the Principal Office of the Trustee. Interest on the Bonds shall be paid by the Trustee by check drawn upon the Trustee and mailed by first class mail on the respective Interest Payment Dates to the Bond Owners at their addresses shown on the Registration Books as of the close of business on the Record Date with respect to such Interest Payment Date; provided that payment of interest may be made by the Trustee by wire transfer to an account with a financial institution in the continental United States of an Owner of $1,000,000 or more in aggregate principal amount of Bonds upon such Owner providing the Trustee with written wire transfer instructions before the applicable Record Date. Such interest shall be paid notwithstanding the cancellation of any Bonds upon any exchange or registration of transfer thereof subsequent to the Record Date and prior to such Interest Payment Date, except that, if and to the extent there shall be a default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the Bond Owners in whose names such Bonds (or any Bond or Bonds issued upon registration of transfer or exchange thereof) are registered at the close of business on the Business Day next preceding the date of payment of such defaulted interest. Payment of principal or purchase price of, premium, if any, and interest on, the Bonds shall be made in such lawful money of the United States of America as, at the respective times of payment, shall be legal tender for the payment of public and private debts. If a Letter of Credit is in effect for a Subseries, and the Letter of Credit so provides, the Trustee shall draw under the Letter of Credit in accordance with its terms to the extent necessary to pay the principal of, premium, if any, purchase price and interest on, such Subseries, as and when due.

        (H) Dating. The Bonds shall be dated and initially bear interest from the Dated Date, and thereafter shall bear interest from the Interest Payment Date next preceding the date of authentication, unless (i) authenticated prior to the first Interest Payment Date, in which event such Bonds shall bear interest from the Dated Date, (ii) authenticated on an Interest Payment Date, in which event such Bonds shall bear interest from the date of authentication, or
(iii) authenticated after a Record Date and before the following Interest Payment Date, in which event such Bonds shall bear interest from the following Interest Payment Date. If, as shown by the records of the Trustee, interest on the Bonds is in default, Bonds issued in exchange for Bonds surrendered for registration of transfer or exchange shall bear interest from the date to which interest has been paid in full on the Bonds, or, if no interest has been paid on the Bonds, from the Dated Date. The Bonds shall also bear a date of authentication.

        Section 2.3. Form of Bond. Subject to the provisions hereof with respect to special endorsement of Bonds in connection with a conversion, the Bonds, the certificate of authentication, the registration information form and the form of assignment shall be in substantially the form hereinafter set forth, with such appropriate variations, omissions, substitutions and insertions as are permitted or required hereby, and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may be required to comply with any applicable laws or rules or regulations, or as may, consistently herewith, be determined by the officers executing such Bonds, as evidenced by their execution of the Bonds. In the preparation of definitive forms of Bonds relative to the periods before and after a Conversion Date, pertinent provisions of the form of Bond may be omitted, as appropriate.

                                  FORM OF BOND

THE BONDS SHALL NOT CONSTITUTE A DEBT OF THE STATE OR ANY POLITICAL SUBDIVISION THEREOF; AND NEITHER THE STATE OF CALIFORNIA NOR ANY POLITICAL SUBDIVISION THEREOF SHALL BE LIABLE THEREFOR. NEITHER THE FAITH, REVENUES, CREDIT NOR TAXING POWER OF THE STATE OF CALIFORNIA OR ANY POLITICAL SUBDIVISION THEREOF SHALL BE PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF OR INTEREST ON THE BONDS. THE BONDS ARE NOT A DEBT OF THE UNITED STATES OF AMERICA OR OF ANY AGENCY THEREOF AND ARE NOT GUARANTEED BY THE FULL FAITH AND CREDIT OF THE UNITED STATES OF AMERICA. THE BONDS ARE A SPECIAL LIMITED OBLIGATION OF THE ISSUER, PAYABLE, AS TO PRINCIPAL, PREMIUM, IF ANY, AND INTEREST, SOLELY OUT OF THE TRUST ESTATE, WHICH IS THE SOLE ASSET OF THE ISSUER PLEDGED THEREFOR. THE ISSUER HAS NO TAXING POWER.

No. RB-________                                                  $____________


             CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY APARTMENT DEVELOPMENT REVENUE REFUNDING BONDS, SERIES 1998A-__

INTEREST RATE         MATURITY DATE        DATED DATE            CUSIP
-------------         -------------        ----------            -----

                      May 15, 2025         ________ __, 1998

REGISTERED OWNER:

PRINCIPAL AMOUNT:

Last Day of Term Rate [Flexible Rate] Period  ________

[Number of Days in Period ________]      [________ Interest Due at End of Period

        THIS BOND IS SUBJECT TO MANDATORY TENDER FOR PURCHASE AT THE TIMES AND IN THE MANNER HEREINAFTER DESCRIBED, AND MUST BE SO TENDERED OR WILL BE DEEMED TO HAVE BEEN SO TENDERED UNDER CERTAIN CIRCUMSTANCES AS DESCRIBED HEREIN.

        WHILE IN A DAILY RATE PERIOD OR A WEEKLY RATE PERIOD, THIS BOND SHALL BE PURCHASED ON THE DEMAND OF THE OWNER AT THE TIMES AND IN THE MANNER HEREINAFTER DESCRIBED.

        The CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY (the "Issuer"), a joint powers agency of the State of California (the "State"), hereby promises to pay to the Registered Owner specified above, or registered assigns, the Principal Amount specified above on the Maturity Date specified above (or earlier as hereinafter provided), and to pay interest on the Principal Amount hereof from the Dated Date specified above at the rates per annum and on the dates set forth herein; provided, however, that such principal and interest are payable solely from the sources and in the manner hereinafter described.

        The Bonds are issued pursuant to and in compliance with the laws of the State, particularly Article 11 of Chapter 3 of Part 1 of Division 2 of Title 5 of the Government Code of the State (the "Refunding Law"). The Bonds are limited obligations of the Issuer payable solely from revenues and funds pledged therefor under the Indenture. No holder of this Bond shall ever have the right to compel the exercise of the taxing power of the State or any political subdivision thereof to pay the principal of this Bond or the interest hereon or any other cost incident hereto, or to enforce payment hereof against any property of said State or any political subdivision thereof.

        The principal of, premium, if any, and interest on, this Bond are payable in lawful money of the United States of America. The principal and premium, if any, payable upon maturity or earlier redemption of this Bond (and interest on this Bond if it is accruing interest at a Flexible Rate) is payable when due upon the presentation and surrender hereof at the principal corporate trust office of U.S. Bank Trust National Association, as trustee (the "Trustee"), or any successor. Each payment of interest on this Bond shall be payable to the holder hereof as shown on the Registration Books at the close of business on the Business Day next preceding the date on which (but, during a Term Rate Period, the first day of the calendar month in which) such interest becomes due and payable (herein, a "Record Date"). Interest on this Bond shall be payable to the holder hereof by check mailed by first class mail on the respective Interest Payment Dates (as hereinafter defined) to the address of such holder as shown on the Registration Books at the close of business on the relevant Record Date, or to such other address as is furnished to the Trustee (in form satisfactory to the Trustee) by such holder prior to such Record Date. Holders of $1,000,000 in aggregate principal amount of Bonds shall be entitled to receive interest payments by wire transfer to an account with a financial institution in the continental United States by providing written wire instructions to the Trustee before the Record Date.

        This Bond is one of a duly authorized series (the "Bonds"), limited in aggregate principal amount to $334,190,000, issued under and pursuant to authority conferred by the Refunding Law, a Resolution of the Issuer adopted on May 12, 1998 and the Indenture of Trust, dated as of May 15, 1998 (the "Indenture") by and between the Issuer and the Trustee, to accomplish the public purposes of the Refunding Law by providing financing to Irvine Apartment Communities, L.P., a Delaware limited partnership (the "Borrower"), to refinance existing loans with respect to certain multifamily housing projects owned by the Borrower (the "Projects").

        The Bonds are special, limited obligations of the Issuer, payable solely from payments made by the Borrower pursuant to the Loan Agreement dated as of May 15, 1998 (the "Loan Agreement") by and between the Issuer and the Borrower, from payments made pursuant to a Letter of Credit ((as hereinafter defined), if any, and from any other moneys held by the Trustee under the Indenture for such purpose, and other than as provided in the Loan Agreement and the Indenture, there shall be no other recourse against the Issuer. Except as otherwise specified in the Indenture, this Bond is entitled to the benefits of the Indenture equally and ratably both as to principal, premium, if any, and interest with all other Bonds issued under the Indenture, to which reference is made for a description of the rights of the holders of the Bonds, the rights and obligations of the Issuer, the rights, duties and obligations of the Trustee, and the provisions relating to amendments to and modifications of the Indenture. The holder of this Bond may not enforce the provisions of the Loan Agreement except in accordance with the provisions of the Indenture. Copies of the Indenture and the Loan Agreement are on file at the principal corporate trust office of the Trustee.

        This Bond has been issued in global form, registered in the name of Cede & Co., nominee of The Depository Trust Company ("DTC"). Beneficial owners hereof will hold their interests herein through the facilities and subject to the procedures of DTC. By acceptance of a confirmation of purchase, delivery or transfer, the beneficial owners of this Bond shall be deemed to have agreed to this arrangement. Cede & Co., as registered owner of this Bond, shall be treated as the owner hereof for all purposes.

        Reference is made to: (a) the Indenture and the Loan Agreement for provisions concerning, as applicable, the rights of the holders and the rights and obligations of the Issuer, the Borrower and the Trustee; and (b) the Remarketing Agreement pursuant to which _______________________, New York, New York, shall serve as remarketing agent for the purposes set forth in the Indenture (such agent or its successors being herein referred to as the "Remarketing Agent"). The acceptance of the terms and conditions of the foregoing documents (including amplifications and qualifications of the provisions of this Bond), each of which is on file at the principal corporate trust office of the Trustee, is an explicit and material part of the consideration of the Issuer's issuance of this Bond, and each holder hereof by acceptance of this Bond accepts and assents to all such terms and conditions as if fully set forth herein.

        Capitalized terms used in this Bond which are not defined herein but which are defined in the Indenture shall have the respective meanings set forth in the Indenture.

                                INTEREST ON BONDS

        The Bonds shall accrue interest at the Term Rate until changed by the Borrower on any date on which the Bonds are subject to optional redemption in accordance with the provisions of the Indenture or at the end of the Term Rate Period, and will be subject to conversion as herein provided. All computations of interest shall be computed on the basis of 360-day years of twelve 30-day months; except for interest at Daily, Weekly or Flexible Rates, which shall be based on 365- or 366- day years for the actual number of days elapsed. Notwithstanding any provision of this Bond or the Indenture to the contrary, in no event shall the cumulative amount of interest paid or payable on this Bond (including interest calculated as provided herein, together with all other amounts that constitute interest on this Bond under the laws of the State which are contracted for, charged, reserved, taken or received pursuant to the Loan Agreement or the Indenture) through any date of payment of interest or through the date of payment of this Bond (whether at maturity, by acceleration or upon earlier redemption) exceed the maximum rate permitted by State law.

        The Bonds may accrue interest at various types of Interest Rates effective for Rate Periods determined as described in the Indenture. Each Subseries of Bonds may accrue interest at a type of Interest Rate that is different from any other Subseries. The Interest Rates for the Bonds, which will be determined by the Remarketing Agent, are as follows:

Flexible Rate.

        While the Bonds accrue interest at Flexible Rates, the rate of interest for each particular Bond will be determined by the Remarketing Agent and will remain in effect from and including the commencement date of the Flexible Rate Period selected for that Bond by the Remarketing Agent to, but not including, the last date thereof. While the Bonds accrue interest at Flexible Rates, Bonds may have successive Flexible Rate Periods of any duration up to 270 days each (or such lower maximum number as is then permitted under the Indenture) and any Bond may accrue interest at a rate and for a period different from any other Bond.

Daily Rate.

        While the Bonds accrue interest at a Daily Rate, the interest rate established for the Bonds will be effective from day to day until changed by the Remarketing Agent.

Weekly Rate.

        While the Bonds accrue interest at a Weekly Rate, the rate of interest on the Bonds will be determined weekly by the Remarketing Agent to be effective for a period commencing on Wednesday (or, if such Wednesday is not a Business Day, the next succeeding Business Day) of the week of such determination and ending on the day prior to the commencement of the next succeeding period. (The length of the period, the day of commencement and the last day of the period may vary in the event of a conversion to or from a Weekly Rate.)

Term Rate.

        While the Bonds accrue interest at a Term Rate, the interest rate will be determined by the Remarketing Agent to remain in effect for a term of at least one year selected by the Borrower.

        The Interest Rate established will remain in effect until changed by the Borrower, in accordance with the Indenture. During each period that a particular type of Interest Rate is in effect, the rate of interest on the Bonds shall be that rate which, in the judgment of the Remarketing Agent, would cause the Bonds to have a market value as of the date of determination equal to the principal amount thereof, taking into account prevailing market conditions, and with respect to Flexible Rates, the Remarketing Agent shall determine the Flexible Rate and the Flexible Rate Period for each Bond at such rate and for such period as it deems advisable in order to minimize the net interest cost on the Bonds, taking into account prevailing market conditions.

        Bonds which accrue interest at Flexible Rates will be issued in denominations of $100,000 or any integral multiple of $1,000 in excess thereof. Bonds which accrue interest at Daily Rates or Weekly Rates will be issued in denominations of $100,000 or any integral multiple thereof (except that one Bond may be in a denomination that is an integral multiple of $5,000 in excess of $100,000). Bonds which accrue interest at Term Rates will be issued in denominations of $5,000 or any integral multiple thereof.

                                OPTIONAL TENDERS

        While this Bond accrues interest at a Daily Rate or a Weekly Rate, the Registered Owner of this Bond has the right to tender this Bond for purchase at the principal amount hereof plus accrued interest as follows: (i) during a Daily Rate Period, on any Business Day upon written, electronic or telephone notice to the Tender Agent prior to 11:00 a.m., New York City time, on such Business Day or (ii) during a Weekly Rate Period, on any Business Day upon written or electronic notice to the Tender Agent prior to 5:00 p.m., New York City time, on any Business Day at least seven days prior to such Business Day of tender.

                         MANDATORY TENDER OR CONVERSION

        While this Bond accrues interest at a Flexible Rate, this Bond is subject to mandatory tender on the day after the last day of each Flexible Rate Period applicable to this Bond. While this Bond accrues interest at a Daily Rate or a Weekly Rate, this Bond is subject to mandatory tender on the effective date of a change from one type of Interest Rate to a different type of Interest Rate (except for changes from a Daily Rate to a Weekly Rate or from a Weekly Rate to a Daily Rate) or of a change from a Term Rate Period to a Term Rate Period of a different duration. While this Bond accrues interest at a Term Rate, this Bond is subject to mandatory tender on the last day of the Term Rate Period at a price equal to 100% of the principal amount thereof plus accrued interest to the mandatory tender date. While this Bond accrues interest at a Term Rate, at the option of the Borrower, the interest rate on this Bond may be converted to a different interest rate on any date that this Bond is also subject to optional redemption at a purchase price equal to the principal amount hereof plus accrued interest to the Conversion Date and plus any premium that would be payable if such Bonds were redeemed on such date.

        Interest on any Bond which is not tendered on the mandatory tender date or Conversion Date, but for which there has been irrevocably deposited with the Trustee an amount sufficient to pay the purchase price thereof (an "Undelivered Bond"), shall cease to accrue on the mandatory tender date or Conversion Date, and the holder of such Undelivered Bond shall not be entitled to any payment other than the purchase price for such Undelivered Bond, and such Undelivered Bond shall no longer be outstanding and entitled to the benefits of the Indenture, except for the payment of the purchase price of such Undelivered Bond from monies held by the Trustee for such payment.

                WRITTEN NOTICE OF MANDATORY TENDER OR CONVERSION

        The Trustee shall give notice, by first class mail, to the holders of all Bonds subject to mandatory tender or Conversion at least fifteen (15) days before the mandatory tender date while the Bonds accrue interest at Flexible, Daily or Weekly Rates, and at least thirty (30) days before the mandatory tender date or Conversion Date while the Bonds accrue interest at a Term Rate.

                             INTEREST PAYMENT DATES

        While this Bond accrues interest at a Flexible Rate, interest is payable on the day after the last day of each Flexible Rate Period. While this Bond accrues interest at a Daily Rate or a Weekly Rate, interest is payable on the first Business Day of each month. During any Term Rate Period, interest is payable semiannually on the fifteenth day of the May or November after the commencement of such Term Rate Period and the fifteenth day of each May or November thereafter; provided that the last Interest Payment Date for any Term Rate Period shall be the first Business Day that falls on or after the fifteenth day of the May or November in which the Term Rate Period ends.

                               OPTIONAL REDEMPTION

        While this Bond accrues interest at a Daily Rate or a Weekly Rate, this Bond is subject to optional redemption on any date, and while this Bond accrues interest at a Flexible Rate, this Bond is subject to optional redemption on any Interest Payment Date, in each case, at a redemption price equal to 100% of the principal amount hereof, plus accrued interest to the redemption date. Interest due on any redemption date which is also an Interest Payment Date shall be paid in accordance with the procedures set forth in the Indenture for payment of interest.

        [For Subseries 1998A-1 and Subseries 1998A-2] While this Bond accrues interest at a Term Rate for an initial Term Rate Period of ten (10) years, this Bond is subject to optional redemption on the last day of each Term Rate Period at a redemption price equal to 100% of the principal amount of this Bond, together with accrued interest, if any, to the redemption date.

        [For Subseries 1998A-3 and Subseries 1998A-4 Bonds] While this Bond accrues interest at a Term Rate, this Bond is subject to optional redemption at a redemption price equal to 100% of the principal amount thereof, plus accrued interest hereon to the redemption date and plus premium, in whole or in part, on any date on and after July 1, 2008, as follows:

                     Redemption Period                Redemption Price
                     -----------------                ----------------

            July 1, 2008 through June 30, 2009              101.0%
            July 1, 2009 through June 30, 2010              100.5
            July 1, 2010 and thereafter                     100.0

                              MANDATORY REDEMPTION

                    [Delete if no Letter of Credit effective]

        This Bond is subject to mandatory redemption prior to maturity upon the occurrence of a Mandatory Redemption Event at a redemption price equal to 100% of the principal amount of this Bond, plus accrued interest to the redemption date. The manner of redeeming Bonds is described in detail in the Indenture.

                          SPECIAL MANDATORY REDEMPTION

        This Bond is subject to special mandatory redemption prior to maturity not later than 180 days after the occurrence of a Determination of Taxability at a redemption price equal to 100% of the principal amount hereof, plus accrued interest to the redemption date. The manner of redeeming Bonds is described in detail in the Indenture.

                        EXTRAORDINARY OPTIONAL REDEMPTION

        This Bond is subject to extraordinary optional redemption by the Issuer, at the direction of the Borrower, in whole or in part, on any Interest Payment Date during any Term Rate Period, at a redemption price equal to 100% of the principal amount of this Bond, plus accrued interest, if any to the redemption date, if one or more of the following events shall have occurred within the preceding year:

               (a) Any Project shall have been damaged or destroyed to such extent that, in the opinion of the Borrower, (i) normal operations at the Project are prevented or are likely to be prevented for a period of four consecutive months, or (ii) the restoration of such Project is not economically feasible.

               (b) Title to, or the temporary use of, all or substantially all of a Project shall have been taken under the exercise of the power of eminent domain by any governmental authority, or person, firm or corporation acting under governmental authority which, in the opinion of the Borrower, is likely to result in normal operations at such Project being prevented for a period of four consecutive months.

               (c) Changes, which the Borrower cannot reasonably control or overcome, in the economic availability of materials, supplies, labor, equipment and other properties and things necessary for the efficient operation of a Project shall have occurred, or technological or other changes shall have occurred which, in the opinion of the Borrower, render uneconomic the continued operation of a Project.

               (d) Any court or administrative body shall enter a judgment, order or decree requiring cessation of all or any substantial part of operations at a Project, to such an extent that, in the opinion of the Borrower, normal operations at such Project are likely to be prevented for a period of four consecutive months.

               (e) As a result of any changes in the State Constitution or the Constitution of the United States of America or as a result of legislation or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal) entered after the contest thereof by the Borrower in good faith, the Loan Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties, or shall have been declared to be unlawful, or unreasonable burdens or excessive liabilities shall have been imposed on the Issuer or the Borrower, including, without limitation, federal, State or other ad valorem, property, income or other taxes not being imposed on the date of the Loan Agreement.


                              DEFAULT ACCELERATION

        In case an Event of Default shall have occurred, the principal of all Bonds then outstanding under the Indenture may become due and payable prior to their scheduled maturity date.

                               GENERAL PROVISIONS

        The provisions of this Section shall apply at all times from and after the date of issuance of this Bond.

        Except during such period of time as the Bonds are held under DTC's "Book-Entry Only System," the ownership of this Bond may be transferred (in an amount which is an Authorized Denomination; provided that the portion thereof retained is itself an Authorized Denomination) only upon presentation and surrender of this Bond at the Principal Office of the Trustee together with an assignment duly executed by the Registered Owner hereof or its duly authorized attorney-in-fact in such form as shall be satisfactory to the Trustee, and subject to the provisions made therefor in the Indenture; provided that the Trustee shall not be required to make any such transfer of any Bond during the ten (10) Business Days immediately preceding the selection of Bonds for redemption or, with respect to a Bond, after such Bond or any portion thereof has been selected for redemption.

        The Trustee shall cause notice of any redemption of Bonds to be mailed by first class mail, postage prepaid, to the Registered Owners of all Bonds to be redeemed at the registered addresses appearing in the Registration Books kept for such purpose pursuant to the Indenture. Each such notice shall (i) be mailed at least fifteen (15) days prior to the redemption date for Bonds which accrue interest at a Daily, Weekly or Flexible Rate and at least thirty (30) days prior to the redemption date for Bonds which accrue interest at a Term Rate, (ii) identify the Bonds to be redeemed, if less than all Bonds are to be redeemed (specifying the CUSIP numbers, if any, assigned to the Bonds), (iii) specify the redemption date and the redemption price and (iv) state that on the redemption date the Bonds called for redemption will be payable at the Principal Office of the Trustee, that from the redemption date interest will cease to accrue and that no representation is made as to the accuracy or correctness of the CUSIP numbers printed therein or on the Bonds; provided, however, that so long as DTC or its nominee is the sole Registered Owner of the Bonds under DTC's "Book-Entry Only System," redemption notices will be sent to Cede & Co. Any failure on the part of DTC or a Direct Participant to give such notice to the Beneficial Owner or any defect therein shall not affect the sufficiency or validity of any proceedings for the redemption of the Bonds.

        If at the time of mailing of any notice of an optional redemption there shall not have been deposited with the Trustee moneys sufficient to redeem all the Bonds called for redemption, such notice may state that it is conditioned upon the deposit with the Trustee on or prior to the redemption date of moneys sufficient to pay the redemption price of the Bonds to be redeemed plus interest, if any, accrued thereon to the date of redemption, and such notice shall be of no effect unless such moneys are so deposited.

        Failure on the part of the Trustee to give such notice or any defect therein shall not affect the validity of any proceedings for the redemption of the Bonds. By the date fixed for any such redemption, due provision shall be made with the Trustee for the payment of the principal of, premium, if any, and interest on the Bonds to be redeemed on the date of redemption. If notice of redemption is given and if due provision for payment of the redemption price is made, all as provided in the Indenture, the Bonds or portions thereof which are to be redeemed shall not bear interest after the date fixed for redemption, and shall not be entitled to any benefit or security under the Indenture, except for the right of the Registered Owner to receive the redemption price out of the funds provided for such payment.

        Provisions may be made for the payment of amounts represented by the Bonds as provided in the Indenture, in which event all liability of the Issuer to the owners of the applicable Bonds for the payment of such Bonds shall forthwith cease, terminate and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such funds (but only for the period specified and as provided in the Indenture), without liability for interest thereon, for the benefit of the owners of such Bonds, who shall thereafter be restricted exclusively to such funds for any claims of whatever nature under the Indenture or on, or with respect to, said Bonds.

        It is hereby certified and covenanted that this Bond has been duly and validly authorized, issued and delivered; that all acts, conditions and things required to exist, happen and be performed precedent to or in the authorization, issuance and delivery of this Bond do exist, have happened and have been performed in accordance with law; that the Bonds are limited obligations of the Issuer; and that the principal of, premium, if any, and interest on the Bonds are payable from and secured by the properties, revenues and receipts that constitute a part of the Trust Estate.

        The Bonds are secured by the Indenture, whereunder the Trustee undertakes to enforce the rights of the owners of the Bonds and to perform other duties to the extent and under the conditions stated in the Indenture. In case an Event of Default shall occur, the principal of and interest on the Bonds then outstanding may, and, under certain circumstances, shall, be declared to be due and payable immediately upon the conditions and in the manner provided in the Indenture; and no interest shall accrue on this Bond from and after the date of such acceleration. Under the circumstances provided in the Indenture, the Trustee may, in its discretion, and upon the written request of the Registered Owners of a majority in aggregate principal amount of the Bonds then outstanding shall, waive any Event of Default and its consequences; provided, however, that an Event of Default arising from a default in the payment of the principal of, premium, if any, or interest on the Bonds may not be waived by the Trustee without the consent of the Registered Owners of all of the Bonds. The Registered Owners of the Bonds shall have no right to institute any action, suit or proceeding at law or in equity to enforce the Indenture, except as provided in the Indenture; provided, however, that nothing in the Indenture shall affect or impair the right of the Registered Owner of any Bond to enforce the payment of the principal of, premium, if any, and interest on such Bond from the source and in the manner herein expressed.

        The Issuer has reserved the right to amend the Indenture with the consent of the Borrower as provided therein. Under some (but not all) circumstances, amendments to the Indenture must be approved by the owners of greater than fifty percent (50%) or one hundred percent (100%) in aggregate principal amount of the outstanding Bonds.

        This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been signed by the Trustee, or the Tender Agent as Co-Authenticating Agent, or any successor.

        IN WITNESS WHEREOF, the CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY has caused this Bond to be signed in its name and on its behalf by the manual or facsimile signature of its Chairman and attested by the manual or facsimile signature of its Secretary.



                                           CALIFORNIA STATEWIDE COMMUNITIES
                                           DEVELOPMENT AUTHORITY

ATTEST:


__________________________                 By: ________________________________
Secretary                                                 Chairman


                     [FORM OF CERTIFICATE OF AUTHENTICATION]

        This Bond is hereby authenticated as required by Section 2.5 of the within-referenced Indenture of Trust.


                                           U.S. BANK TRUST NATIONAL ASSOCIATION,
                                           as Trustee and Tender Agent


                                           By: ________________________________
                                               Authorized Signatory

                       [FORM OF REGISTRATION INFORMATION]

                            REGISTRATION INFORMATION

        Under the terms of the Indenture, the Trustee will register a Bond in the name of a transferee only if the owner of such Bond (or its duly authorized representative) provides as much of the information requested below as is applicable to such owner prior to submitting this Bond for transfer.

Name:___________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________

Social Security or

Employer Identification Number:_________________________________________________

If a Trust, Name and Address of Trustee(s) and
Date of Trust:________________________________

________________________________________________________________________________

                              [FORM OF ASSIGNMENT]

                                   ASSIGNMENT

        For value received, the undersigned hereby sells, assigns and transfers unto _______________________________________________________________________ the
within Bond, and does hereby irrevocably constitute and appoint ________________ attorney to transfer such Bond on the books kept for registration and transfer of the within Bond, with full power of substitution in the premises.


Dated:_______________________________

                                                 _______________________________
Signature Guaranteed By:                         NOTE:  The signature to this
                                                 Assignment must correspond with
                                                 the name as it appears upon the
                                                 face of the within Bond in
                                                 every particular, without
                                                 enlargement or alteration or
                                                 any change whatsoever.

_____________________________________

NOTE: The signature to this Assignment must be guaranteed by an eligible guarantor institution.

        Section 2.4. Execution; Limited Obligations. The Bonds shall be executed on behalf of the Issuer with the manual or facsimile signature of the Chairman of the Commission of the Issuer and attested with the manual or facsimile signature of the Secretary of the Commission. All authorized facsimile signatures shall have the same force and effect as manual signatures. In case any officer of the Issuer whose signature or a facsimile thereof appears on a Bond shall cease to be such officer before the delivery of such Bond, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, the same as if such officer had remained in the office until delivery.

        THE STATE IS NOT OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE STATE IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL OR REDEMPTION PRICE, IF ANY, OF, OR INTEREST ON, THE BONDS. THE BONDS ARE SPECIAL, LIMITED OBLIGATIONS OF THE ISSUER, PAYABLE SOLELY OUT OF THE REVENUES OR OTHER RECEIPTS, FUNDS OR MONEYS OF THE ISSUER PLEDGED UNDER THE INDENTURE AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE INDENTURE FOR THE PAYMENT OF THE BONDS. THE BONDS DO NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE ISSUER. THE ISSUER HAS NO TAXING POWER.

        No member of the Issuer nor any person executing Bonds for the Issuer shall be liable personally on the Bonds by reason of the issuance thereof. No covenant or agreement contained in the Bonds or in this Indenture shall be deemed to be the covenant or agreement of any member, agent, officer, or employee of the Issuer in his or her individual capacity, and neither the members of the Issuer nor any official executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof.

        Section 2.5. Conditions Precedent to Delivery of Bonds; Authentication. The Issuer shall execute and deliver the Bonds to the Trustee, and the Trustee shall, upon receipt by the Trustee of the purchase price for the Bonds, authenticate the Bonds and deliver them to the initial purchasers thereof. Prior to and as a condition precedent to the authentication and delivery of the Bonds there shall be filed with and delivered to the Trustee in addition to the items required by Section 6.3 of the Loan Agreement:

               (a) a copy, duly certified by an authorized representative of the Issuer, of the resolution adopted by the Issuer authorizing the execution and delivery of this Indenture and the issuance of the Bonds;

               (b) original executed counterparts of this Indenture, the Loan Agreement and the Tax Certificate;

               (c) a written order of the Issuer, directed to the Trustee, instructing the Trustee to authenticate the Bonds and to make them available for delivery to the initial purchasers thereof upon payment to the Trustee for the account of the Issuer of the sum specified in such written order;

               (d) an opinion of Bond Counsel substantially to the effect that
        (A) the Bonds constitute legal, valid and binding special, limited obligations of the Issuer, enforceable in accordance with their terms, subject to bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting the rights of creditors and to the exercise of judicial discretion in accordance with general principles of equity, and (B)(i) the interest on the Bonds is not includable for federal income tax purposes in gross income under existing statutes, regulations, rulings and court decisions, except for interest on any Bond for any period during which such Bond is held by a "substantial user" of the Project or a "related person," as such terms are used in Section 147(a) of the Code and (ii) under existing law, interest on the Bonds is exempt from State personal income taxes.

        No Bond shall be valid or obligatory for any purpose or entitled to any security or benefit under this Indenture unless and until a certificate of authentication on such Bond shall have been duly executed by the Trustee or the Tender Agent. Such executed certificate of the Trustee or the Tender Agent upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. The certificate of authentication on any Bond shall be deemed to have been executed by the Trustee or the Tender Agent if signed by an authorized officer of the Trustee or the Tender Agent, but it shall not be necessary that the same officer sign the certificates of authentication on all Bonds issued hereunder.

        Section 2.6. Redemption of Bonds. The Bonds shall be subject to redemption prior to maturity as set forth below:

                     (a) Optional Redemption. The Bonds shall be subject to redemption at the option of the Issuer, in whole or in part, and if in part in Authorized Denominations, at the direction of the Borrower, from funds available for such purpose in the Revenue Fund, as follows:

                         (i) if any Subseries accrues interest at a Daily Rate
or a Weekly Rate, each Bond of such Subseries is subject to optional redemption on any date, and if any Subseries accrues interest at a Flexible Rate, each Bond of such Subseries is subject to optional redemption on any Interest Payment Date, in all cases at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date. Interest due on any redemption date which is also an Interest Payment Date shall be paid in accordance with the procedures set forth in Section 2.2 (G) hereof; and

                         (ii) (x) the Subseries 1998A-1 Bonds and Subseries
1998A-2 Bonds (during the initial Term Rate Periods) shall be subject to optional redemption by the Issuer, at the direction of the Borrower, in whole or in part on the last day of the respective Term Rate Periods at a redemption price equal to 100% of the principal amount thereof plus accrued interest, if any, to the redemption date.

                              (y) the Subseries 1998A-3 Bonds and Subseries
1998A-4 Bonds (during the initial Term Rate Periods) shall be subject to optional redemption by the Issuer, at the direction of the Borrower, on and after July 1, 2008, in whole or in part on any date at the redemption prices set forth below (expressed as percentages of principal amount), plus accrued interest, if any, to the redemption date:

                        Redemption Period               Redemption Price
                        -----------------               ----------------

               July 1, 2008 through June 30, 2009             101.0%
               July 1, 2009 through June 30, 2010             100.5
               July 1, 2010 and thereafter                    100.0


                         (iii) during any subsequent Term Rate Periods, any
Subseries of Bonds shall be subject to optional redemption by the Issuer, at the direction of the Borrower, on any date ten years after the Conversion Date at a redemption price of 101.5% (expressed as a percentage of principal amount) for the first year, such redemption price declining .5% each year thereafter until such redemption price equals 100% of the principal amount of Bonds to be redeemed, plus accrued interest, if any, to the redemption date; provided that such optional redemption dates and redemption prices may be changed by a supplemental indenture approved by the Borrower and filed with the Trustee, accompanied by a Favorable Opinion of Bond Counsel, and, provided, further, that any change in such redemption dates and redemption prices shall be effective only if such supplemental indenture is approved prior to the applicable Conversion Date or beginning of the Term Rate Period.

        If a Letter of Credit is then in effect for a Subseries and the redemption price includes any premium, and the Letter of Credit so provides the right of the Borrower to direct an optional redemption is subject to the condition that the Trustee has received, prior to the date on which notice of redemption is required to be given to the Owners, written confirmation from the Letter of Credit Issuer that it can draw under the Letter of Credit on the proposed redemption date in an aggregate amount sufficient to cover the principal of and premium and interest due on the redemption date.

                      (b) Special Mandatory Redemption. The Bonds shall be subject to special mandatory redemption prior to maturity on a date selected by the Borrower not later than 180 days after the occurrence of a Determination of Taxability at a redemption price equal to 100% of the principal amount thereof, plus accrued interest to the redemption date. Any such special mandatory redemption shall be in whole unless it is finally determined as evidenced by a Favorable Opinion of Bond Counsel delivered and addressed to the Trustee that less than all of the Bonds may be redeemed without adversely affecting the exclusion from gross income for federal income tax purposes of interest on the remaining Bonds, in which case only the principal amount of Bonds indicated in such Opinion need be redeemed.

                      If the Trustee receives written notice from any Owner stating that (i) the Owner has been notified in writing by the Internal Revenue Service that it proposes to include the interest on any Bond in the gross income of such Owner for the reasons stated in the definition of "Determination of Taxability" or any other proceeding has been instituted against such Owner which may lead to a "final determination" or "final judgment" as described in the aforesaid definition, and (ii) such Owner will afford the Borrower the opportunity to contest the same, either directly or in the name of such Owner, until a conclusion of any appellate review, if sought, the Trustee shall promptly give notice of the receipt of any written notice described above to the Borrower, the Issuer and the Owners of Bonds then Outstanding. If a "final determination" or "final judgment" thereafter occurs and written notice thereof is given to the Trustee by such Owner, the Trustee shall make demand for prepayment of the unpaid Loan payments (or necessary portions thereof as specified in the foregoing Opinion) from the Borrower and give notice of the special mandatory redemption of the appropriate amount of Bonds on the date selected by the Borrower within the required period of 180 days. In taking any action or making any determination under this Section 2.6(b), the Trustee may rely on an opinion of counsel.

                      (c) Extraordinary Optional Redemption. The Bonds shall be subject to extraordinary optional redemption by the Issuer, at the direction of the Borrower, in whole or in part, on any date during any Term Rate Period, at a redemption price equal to 100% of the principal amount thereof, plus accrued interest, if any, to the redemption date, if one or more of the following events shall have occurred within the preceding year:

                          (i) Any Project shall have been damaged or destroyed to such extent that, in the opinion of the Borrower, (A) normal operations at the Project are prevented or are likely to be prevented for a period of four consecutive months, or (B) the restoration of the Project, is not economically feasible.

                          (ii) Title to, or the temporary use of, all or substantially all of a Project shall have been taken under the exercise of the power of eminent domain by any governmental authority, or person, firm or corporation acting under governmental authority which, in the opinion of the Borrower, is likely to result in normal operations at the Project being prevented for a period of four consecutive months.

                          (iii) Changes, which the Borrower cannot reasonably control or overcome, in the economic availability of materials, supplies, labor, equipment and other properties and things necessary for the efficient operation of a Project shall have occurred, or technological or other changes shall have occurred which, in the opinion of the Borrower, render uneconomic the continued operation of a Project.

                          (iv) Any court or administrative body shall enter a judgment, order or decree requiring cessation of all or any substantial part of operations at a Project, to such an extent that, in the opinion of the Borrower, is likely to result in normal operations at such Project being prevented for a period of four consecutive months.

                          (v) As a result of any changes in the State
        Constitution or the Constitution of the United States of America or as a result of legislation or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal) entered after the contest thereof by the Borrower in good faith, the Loan Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties, or shall have been declared to be unlawful, or unreasonable burdens or excessive liabilities shall have been imposed on the Issuer or the Borrower, including, without limitation, federal, state or other ad valorem, property, income or other taxes not being imposed on the date of the Loan Agreement.

                      (d) Mandatory Redemption. If a Letter of Credit is in effect for any Subseries, and if the Letter of Credit so provides, the Bonds of such Subseries shall be subject to mandatory redemption prior to maturity by the Issuer in whole at a redemption price equal to 100% of the principal amount thereof, plus accrued interest to the redemption date, upon receipt by the Trustee of a written notice from the Letter of Credit Issuer directing the Trustee to draw under the Letter of Credit in an amount necessary to redeem the Bonds of such Subseries as a result of the occurrence of an event of default under the Reimbursement Agreement (a "Mandatory Redemption Event").

        Section 2.7. Selection of Bonds for Redemption. In the event that fewer than all Bonds subject to redemption are to be redeemed, Bonds shall be selected for redemption in the following manner; provided that the Bonds that remain Outstanding shall be in Authorized Denominations:

                     (a) If Bonds are subject to special mandatory redemption pursuant to Section 2.6(b) or extraordinary optional redemption pursuant to
Section 2.6(c), or if the Bonds are subject to optional redemption pursuant to
Section 2.6(a) and the Borrower notifies the Trustee that such redemption relates to a specific Project (as described in Exhibit A hereto), Bonds shall be selected for redemption, by lot, from one or more Subseries that relates to such Project. If more than one Subseries relates to such Project, the Bonds to be redeemed shall be selected on a pro rata basis among each such Subseries and by lot within a Subseries.

                     (b) If the Bonds are subject to optional redemption pursuant to Section 2.6(a) and the Borrower does not notify the Trustee that such redemption relates to a specific Project. Bonds shall be selected for redemption by the Trustee, on a pro rata basis among all Subseries, and by lot within a Subseries, first, from Bonds subject to such redemption (other than Bonds owned of record by the Borrower), and, second, from Bonds owned of record by the Borrower subject to such redemption; provided that, upon any optional or extraordinary optional redemption, at the Borrower's direction (and for so long as no Event of Default then exists), Pledged Bonds, if any, shall be redeemed first.

                     (c) In the case of Bonds of varying denominations, the Trustee shall, to the extent practicable, treat each Bond as representing that number of units of Bonds which is obtained by dividing the face amount thereof by the smallest Authorized Denomination. If it is determined that one or more, but not all, of the units of principal amount represented by any such Bond is to be called for redemption, then upon notice of intention to redeem such unit or units of principal, the Bondholder of such Bond shall forthwith surrender such Bond to the Trustee for (i) payment to such Bondholder of the redemption price of the unit or units of its Bond called for redemption and (ii) delivery to such Bondholder of a new Bond or Bonds in an aggregate principal amount equal to the unredeemed balance of such Bond. New Bonds representing the unredeemed balance of the principal amount of such Bond shall be issued to the Bondholder thereof without charge therefor. If the Bondholder of any such Bond of a denomination greater than the principal amount thereof called for redemption shall fail to present such Bond to the Trustee for payment and exchange as aforesaid, such Bond shall, nevertheless, become due and payable on the date fixed for redemption to the extent of the principal amount called for redemption (and to that extent only).

        Section 2.8. Notice of Redemption. (a) The Borrower shall deliver notice to the Trustee of its intention to prepay the Loan and cause the Bonds to be called for optional redemption or extraordinary optional redemption (as described in Section 2.6 hereof) at least thirty (30) days prior to the proposed redemption date of Flexible Rate, Daily Rate and Weekly Rate Bonds, and at least forty-five (45) days prior to the proposed redemption date of Term Rate Bonds. Any notice from the Borrower or the Issuer to the Trustee pursuant to either of the preceding two sentences shall state that all conditions precedent contained herein to the applicable redemption have been complied with. The Trustee shall cause notice of any redemption of Bonds hereunder to be mailed by first class mail, postage prepaid, to the Owners of all Bonds to be redeemed at the registered addresses appearing in the Registration Books. Each such notice shall
(i) be mailed at least fifteen (15) days prior to the redemption date for Daily, Weekly and Flexible Rate Bonds and at least thirty (30) days prior to the redemption date for Term Rate Bonds, (ii) identify the Bonds to be redeemed if less than all Bonds are to be redeemed (specifying the CUSIP numbers, if any, assigned to the Bonds), (iii) specify the redemption date and the redemption price, and (iv) state that on the redemption date the Bonds called for redemption will be payable at the Principal Office of the Trustee, that from that date interest will cease to accrue and that no representation is made as to the accuracy or correctness of the CUSIP numbers printed therein or on the Bonds; provided, however, that so long as DTC or its nominee is the sole Owner of the Bonds under DTC's "Book-Entry Only System," redemption notices will be sent to Cede & Co. Any failure on the part of DTC or a Direct Participant (as hereinafter defined) to give such notice to the Beneficial Owner or any defect therein shall not affect the sufficiency or validity of any proceedings for the redemption of the Bonds. No defect affecting any Bond, whether in the notice of redemption or mailing thereof (including any failure to mail such notice), shall affect the validity of the redemption proceedings for any other Bonds.

                     (b) Conditional Notice. If at the time of mailing of notice of an optional redemption there shall not have been deposited with the Trustee moneys sufficient to redeem all the Bonds called for redemption, such notice may state that it is conditioned upon the deposit with the Trustee on or prior to the redemption date of moneys sufficient to pay the redemption price of the Bonds to be redeemed plus interest, if any, accrued thereon to the date of redemption, and such notice shall be of no effect (and the redemption shall not occur) unless such moneys are so deposited.

                     (c) Additional Notice of Redemption. In addition to the redemption notice required above, if there is more than one Owner of the Bonds, further notice (the "Additional Notice") shall be given by the Trustee as set forth below. No defect in the Additional Notice nor any failure to give all or any portion of the Additional Notice shall in any manner defeat the effectiveness of a call for redemption if notice is given as prescribed in paragraph (a) above.

                         (1) Each Additional Notice shall contain the
information required in paragraph (a) above for an official notice of redemption plus (i) the date of the Bonds as originally issued; (ii) the interest rate determination method for, or the rate of interest borne by, each Bond being redeemed; (iii) the maturity date of each Bond being redeemed; and (iv) any other descriptive information needed to identify accurately the Bonds being redeemed.

                         (2) Each Additional Notice shall be sent at least
thirty (30) days (fifteen (15) days in the case of Bonds accruing interest at Daily, Weekly or Flexible Rates) before the redemption date by registered or certified mail or overnight delivery service to the following registered securities depositories: The Depository Trust Company of New York, New York, Midwest Securities Trust Company of Chicago, Illinois, and Philadelphia Depository Trust Company of Philadelphia, Pennsylvania, and to such other registered securities depositories as may be specified by the Borrower to the Trustee in writing and to one or more national information services that disseminate notices of redemption of obligations such as the Bonds as shall be specified by the Borrower to the Trustee in writing.

                         (3) The Trustee's agreement to give any Additional
Notice is made as a matter of courtesy and accommodation only and the Trustee shall incur no liability to any Person for its failure to give such Additional Notices.

        Section 2.9. Effect of Redemption. If payment of the redemption price of the Bonds has been duly provided for on the redemption date, then interest on the Bonds called for redemption will cease to accrue on such date, and the Owners will have no rights with respect to such Bonds nor will they be entitled to the benefits of the Indenture except to receive payment of the redemption price thereof and unpaid interest accrued to the date fixed for redemption.

        Section 2.10. Optional Redemption only at Direction of Borrower. Optional redemption of the Bonds by the Issuer pursuant to Sections 2.6(a) and
(c) shall only be made at the direction and in the sole discretion of the Borrower, and the Issuer shall take no action with respect to Sections 2.6(a) or
(c) without the prior written direction of the Borrower.

        Section 2.11. Book-Entry Bonds. (i) Except as provided in subsection
(iii) of this Section, the Bonds shall all be registered as to both principal and interest in the name of and held by Cede & Co., as nominee of DTC. Payment of both principal and interest for any Bond registered as of the applicable Record Date in the name of Cede & Co., as nominee of DTC, shall be made by the Trustee with immediately available funds to the account of Cede & Co., as nominee of DTC, on the interest or principal payment date for the Bonds, as the case may be, at the address indicated on the Registration Books.

                      (ii) The Bonds shall be initially issued in the form of one authenticated fully registered Bond for each Subseries. Upon initial issuance, the ownership of such Bond shall be registered in the Registration Books in the name of Cede & Co., as nominee of DTC. The Trustee and the Issuer may treat DTC (or its nominee) as the sole and exclusive owner of the Bonds registered in its name for the purposes of payment of the principal or redemption price of or interest on the Bonds, selecting the Bonds or portions thereof to be redeemed, giving any notice permitted or required to be given to Bondholders under this Indenture, registering the transfer of the Bonds, obtaining any consent or other action to be taken by Bondholders and for all other purposes whatsoever; and neither the Trustee nor the Issuer shall be affected by any notice to the contrary. Neither the Trustee nor the Issuer shall have any responsibility or obligation to any DTC participant (herein a "Direct Participant"), any person claiming a beneficial ownership interest in the Bonds under or through DTC or any Direct Participant (herein, a "Beneficial Owner"), or any other person which is not shown on the Registration Books as being a Bondholder. The Issuer and the Trustee shall have no responsibility with respect to the accuracy of any records maintained by DTC, Cede & Co., or any Direct Participant with respect to any ownership interest in the Bonds, the payment by DTC or any Direct Participant to any Beneficial Owner of any amount in respect of the principal or redemption price of or interest on the Bonds, the delivery to any Direct Participant or any Beneficial Owner of any notice which is permitted or required to be given to Bondholders under this Indenture, the selection by DTC or any Direct Participant of any Person to receive payment in the event of a partial redemption of the Bonds, or any consent given or other action taken by DTC as Bondholder. The Trustee shall pay all principal of and premium, if any, and interest on the Bonds only to or upon the order of Cede & Co., as nominee of DTC, and all such payments shall be valid and effective to fully satisfy and discharge the Issuer's obligations with respect to the principal of, premium, if any, and interest on the Bonds to the extent of the sum or sums so paid without the requirement that DTC surrender the Bond so redeemed (except upon final payment). Upon delivery by DTC to the Trustee of written notice to the effect that DTC has determined to substitute a new nominee in place of Cede & Co., and subject to the provisions herein with respect to Record Dates, the words "Cede & Co.", in this Indenture shall refer to such successor nominee.

                      (iii) In the event that the Issuer, at the direction of the Borrower, determines to make available to the Beneficial Owners of the Bonds definitive Bonds, the Issuer will notify DTC and the Trustee, in writing, whereupon DTC will notify Direct Participants, of the availability through DTC of definitive Bonds. In such event, the Issuer shall issue definitive Bonds registered in such names and in such amounts as shall be designated in writing by DTC. DTC may determine to discontinue providing its services with respect to the Bonds at any time by giving reasonable notice to the Issuer and the Trustee and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Issuer and the Trustee shall be obligated to deliver definitive Bonds as described in this Indenture registered in such names and in such amounts as shall be designated by DTC. In the event definitive Bonds are issued, the provisions of this Indenture shall apply to, among other things, the transfer and exchange of such definitive Bonds and the method of payment of principal of, redemption price and interest on such definitive Bonds. Whenever DTC requests the Issuer to do so, the Issuer will cooperate with DTC in taking appropriate action (a) to make available one or more separate definitive Bonds evidencing the Bonds to any Direct Participant having Bonds credited to its DTC account or (b) to arrange for another securities depository to maintain custody of definitive Bonds.

                      (iv) In connection with any notice or other communication to be provided to Bondholders pursuant to this Indenture with respect to any consent or other action to be taken by Bondholders, the Issuer or the Trustee, as the case may be, the Trustee shall establish a record date for such consent or other action and give DTC notice of such record date not less than fifteen
(15) calendar days in advance of such record date to the extent practicable.

                      (v) The expense of providing definitive Bonds shall be borne by the Borrower.

        Section 2.12. Extension of Letter of Credit in Anticipation of Expiration. At least forty-five (45) days (or such shorter period as shall be acceptable to the Trustee in its sole discretion) prior to the Interest Payment Date next preceding the Termination Date of any existing Letter of Credit, the Borrower may provide for the delivery to the Trustee of an amendment to the Letter of Credit which extends the Termination Date to a date that is not earlier than one year from its then current Termination Date or the maturity of the Bonds if shorter. If the Letter of Credit is so extended, the mandatory tender for purchase pursuant to clause (c) of Section 3.2 shall not occur; otherwise, the Trustee shall take all action necessary to call the Bonds for mandatory tender for purchase pursuant to clause (c) of Section 3.2 on the Interest Payment Date next preceding such Termination Date; provided that if the Borrower shall have notified the Trustee in writing that it expects to meet all the conditions for the delivery of an amendment extending the existing Letter of Credit on or before the Interest Payment Date next preceding the Termination Date of the existing Letter of Credit, then the notice of mandatory tender for purchase pursuant to clause (c) of Section 3.2 shall state that it is subject to rescission, and the Trustee shall rescind such notice, if such conditions are so met (in which case such mandatory purchase shall not occur).

        Section 2.13. Delivery of Initial Letter of Credit; Replacement of Letter of Credit. On any date on which the Bonds are subject to mandatory tender or optional redemption, the Borrower may cause to be delivered to the Trustee an Initial Letter of Credit for one or more Subseries. On any date on which the Bonds are subject to optional redemption, the Borrower may provide for the delivery to the Trustee of (1) an Alternate Letter of Credit which shall have terms which are the same in all material respects (except as to the Termination Date and except any changes pursuant to this Indenture with respect to interest or premium coverage in connection with a concurrent Rate Period conversion) as the existing Letter of Credit, which shall have a Termination Date that is not less than one year from the date of its delivery and not sooner than the Termination Date of the existing Letter of Credit, or the maturity of the Bonds, if shorter, and which shall be issued by a Qualified Issuer; (2) an opinion of counsel to the Qualified Issuer in form satisfactory to the Trustee with respect to the validity, binding effect and enforceability of such Alternate Letter of Credit; and (3) an opinion of Bond Counsel to the effect that such action will not adversely affect the exclusion from gross income of interest on the Bonds for Federal income tax purposes, and if the requirements set forth in this Section are met, then the Trustee shall accept such Alternate Letter of Credit and promptly surrender for cancellation the previously held Letter of Credit to the issuer thereof in accordance with the terms of such Letter of Credit. The Borrower shall give the Trustee at least forty-five (45) days (or such shorter period as shall be acceptable to the Trustee in its sole discretion) notice of the proposed replacement of the Letter of Credit, which notice shall include the expected ratings, if any, applicable to the Bonds after the proposed replacement of the Letter of Credit. Upon receipt of such notice, the Trustee shall take all action necessary to call the Bonds for mandatory tender for purchase pursuant to clause (c) of Section 3.2 on the date on which the Letter of Credit is to be replaced. Any Alternate Letter of Credit shall, upon its acceptance by the Trustee, be deemed to be a Letter of Credit for all purposes of this Indenture.

        Section 2.14. Notice to Owners. The Trustee shall give notice to the Owners and the Remarketing Agent, in the name of the Issuer, of the proposed replacement of the existing Letter of Credit, of the ratings expected to be applicable to the Bonds after the proposed replacement and of the mandatory tender date as required under clause (c) of Section 3.2 by first class mail, postage prepaid, not less than fifteen (15) days prior to the proposed replacement date.

        Section 2.15. Reduction. In each case that Bonds are redeemed or deemed to have been paid pursuant to this Indenture, the Trustee shall take such action as may be permitted under the Letter of Credit to reduce the amount available thereunder to an amount equal to the principal amount of the outstanding Bonds for which the Letter of Credit is effective, plus interest at the maximum rate required under the Letter of Credit for the maximum period between Interest Payment Dates plus 14 days; provided that such action by the Trustee shall not be required if the Letter of Credit so reduces automatically pursuant to its terms.

        Section 2.16. Other Credit Enhancement; No Credit Enhancement. After a mandatory purchase of the Bonds pursuant to clause (c) of Section 3.2 or after a conversion to a Term Rate Period, nothing in this Article II shall limit the Borrower's right to provide other credit enhancement (such as an Alternate Letter of Credit or bond insurance) or no credit enhancement as security for the Bonds; provided that any such credit enhancement shall have administrative provisions reasonably satisfactory to the Trustee, and the Borrower shall have furnished to the Trustee a Favorable Opinion of Bond Counsel. During the initial Term Rate Periods for the Bonds, no credit enhancement shall be required as security for the Bonds.

                                   ARTICLE III

                      PURCHASE AND REMARKETING OF THE BONDS

        Section 3.1. Optional Tenders for Purchase.

                     (a) Purchase Dates. The Owners of Bonds accruing interest at Daily Rates or Weekly Rates may elect to have their Bonds (or portions thereof in amounts equal to any Authorized Denomination) purchased at a purchase price equal to 100% of the principal amount, plus accrued interest to the purchase date on the following purchase dates:

                         (i) Bonds accruing interest at Daily Rates may be
tendered for purchase at a purchase price payable in immediately available funds on any Business Day prior to conversion from a Daily Rate to a different Interest Rate, upon written, electronic or telephonic notice of tender given to the Tender Agent, directly or through the Beneficial Owner's Direct Participant, not later than 11:00 a.m., New York City time, on the purchase date;

                         (ii) Bonds accruing interest at Weekly Rates may be
tendered for purchase at a purchase price payable in immediately available funds on any Business Day prior to conversion from a Weekly Rate to a different Interest Rate, upon written or electronic notice of tender given to the Tender Agent, directly or through the Beneficial Owner's Direct Participant, not later than 5:00 p.m., New York City time, on a Business Day not less than seven (7) days prior to the purchase date.

                     (b) Notice of Tender. Each notice of tender:

                         (i) shall, in the case of a written notice, be
delivered to the Tender Agent at its Principal Office and be in form satisfactory to the Tender Agent;

                         (ii) shall state, whether delivered in writing,
electronically or by telephone, (A) the principal amount of the Bond to which the notice relates, (B) that the Owner irrevocably demands purchase of such Bond or a specified portion thereof in an amount equal to any Authorized Denomination, (C) the date on which such Bond or portion is to be purchased, and
(D) payment instructions with respect to the purchase price; and





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                         (iii) shall automatically constitute, whether delivered
in writing, electronically or by telephone (A) an irrevocable offer to sell the Bond (or portion thereof) to which the notice relates on the purchase date at a purchase price equal to the principal amount of such Bond (or portion thereof) plus, with respect to Bonds accruing interest at a Daily Rate or a Weekly Rate, any interest thereon accrued and unpaid as of the purchase date, (B) an irrevocable authorization and instruction to the Tender Agent to effect transfer of such Bond (or portion thereof) upon payment of the purchase price to the Tender Agent on the purchase date, (C) an irrevocable authorization and instruction to the Tender Agent to effect the exchange of the Bond to be purchased in whole or in part for other Bonds in an equal aggregate principal amount so as to facilitate the sale of such Bond (or portion thereof to be purchased), and (D) an acknowledgment that such Owner will have no further rights with respect to such Bond (or portion thereof) upon payment of the purchase price thereof to the Tender Agent on the purchase date, except for the right of such Owner to receive such purchase price upon delivery of such Bond to the Tender Agent and that after the purchase date such Owner will hold any undelivered certificate as agent for the Tender Agent. The determination of the Tender Agent as to whether a notice of tender has been properly delivered pursuant to the foregoing shall be conclusive and binding upon the Owner.

                     (c) Bonds to be Remarketed. Not later than 11:00 a.m., New York City time, on the Business Day immediately following the date of receipt of any notice of tender (or immediately upon such receipt, in the case of Bonds accruing interest at Daily Rates), the Tender Agent shall notify, by telephone, promptly confirmed in writing, the Borrower, the Trustee and the Remarketing Agent of the principal amount of Bonds (or portions thereof) to be purchased and the date of purchase.

        Section 3.2. Mandatory Tenders for Purchase.

                     (a) Flexible Rate and Term Rate Bonds. Each Bond accruing interest at a Flexible Rate shall be subject to mandatory tender for purchase on the day after the last day of each Flexible Rate Period applicable to such Bond, at a purchase price equal to 100% of the principal amount thereof, plus interest accrued during such Flexible Rate Period. Each Bond accruing interest at a Term Rate shall be subject to mandatory tender for purchase on the last day of the Term Rate Period applicable to such Bond, at a purchase price equal to 100% of the principal amount thereof, plus interest accrued to the purchase date. The Owner of any Bond tendered for purchase as provided in this Section 3.2(a) shall provide the Tender Agent with written payment instructions for the purchase price of its Bond on or before tender thereof to the Tender Agent.

                     (b) Conversions between Interest Rates. Bonds to be converted from one type of Interest Rate to a different type of Interest Rate (except conversions from a Daily Rate to a Weekly Rate or from a Weekly Rate to a Daily Rate) are subject to mandatory tender for purchase on the Conversion Date at a purchase price equal to the principal amount thereof plus accrued interest, if any; provided that the purchase price for Bonds converted from a Term Rate on a date when such Bonds are also subject to optional redemption at a premium shall include an amount equal to the premium that would be payable if such Bonds were redeemed on such date.

                     (c) Prior to Expiration or upon Replacement of Letter of Credit. The Bonds are subject to mandatory tender for purchase (i) on the Letter of Credit Tender Date, unless at least forty-five (45) days (or such shorter period as shall be acceptable to the Trustee in its sole discretion)





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prior to such Letter of Credit Tender Date the Trustee has received written notice from the Letter of Credit Issuer that the Letter of Credit has been or will be extended and (ii) on the date the Letter of Credit is replaced pursuant to Section 2.13, in each case at a purchase price equal to the principal amount thereof plus accrued interest to the mandatory tender date; provided that, if a Letter of Credit is delivered on a date on which the Bonds are also subject to optional redemption at a premium, the purchase price shall include an amount equal to the premium that would be payable if such Bonds were redeemed on that date.

                     (d) Notice of Mandatory Tender. The Trustee shall give notice of mandatory tender for purchase to the Owners of Bonds subject to mandatory tender pursuant to this Section 3.2 by first class mail, not less than fifteen (15) days prior to the mandatory tender date, except that not less than thirty (30) days notice shall be given to the Owners of Bonds accruing interest at a Term Rate. If the Bonds are in certificated form, such notice shall include information with respect to required delivery of Bond certificates and payment of the purchase price.

        Section 3.3. Remarketing and Purchase.

                     (a) Remarketing of Tendered Bonds. Unless otherwise instructed by the Borrower, the Remarketing Agent shall offer for sale, and use its best efforts to find purchasers for, all Bonds (or portions thereof) for which notice of tender has been received pursuant to Section 3.1(b) or 3.2(d). While the Bonds are in book-entry only form, the Remarketing Agent will make payment of the purchase price for tendered Bonds in accordance with the procedures established by DTC. If the book-entry only system is not in effect, the terms of any sale by the Remarketing Agent shall provide for the payment of the purchase price for tendered Bonds by the Remarketing Agent to the Trustee
(i) in immediately available funds not later than 3:00 p.m., New York City time, on the purchase date, in the case of Bonds accruing interest at Flexible Rates,
(ii) in immediately available funds not later than 4:00 p.m., New York City time, on the purchase date, in the case of Bonds accruing interest at Daily Rates or Weekly Rates, and (iii) in immediately available funds not later than 12:00 noon, New York City time, on the purchase date, in the case of Bonds accruing interest at Term Rates. The Remarketing Agent shall not sell any Bond as to which a notice of conversion from one type of Interest Rate to another has been given by the Trustee unless the Remarketing Agent has advised the Person to whom the sale is made of the conversion. The Remarketing Agent shall not, while any Letter of Credit is in effect, remarket the Bonds to the Issuer, the Borrower, or any general partner of the Borrower, any affiliate of the Borrower or any guarantor of the Borrower's obligations, other than Bonds which would thereupon constitute Pledged Bonds.

                     (b) Purchase of Tendered Bonds.

                         (i) Notice. Not later than 3:00 p.m., New York City
time, on the Business Day immediately preceding the date fixed for purchase of tendered Bonds (or 12:45 p.m., New York City time, on the purchase date, in the case of Bonds accruing interest at Daily or Flexible Rates), the Remarketing Agent shall give notice by telephone, telecopy, electronically or by other similar communication to the Borrower, the Tender Agent and the Trustee of the principal amount of tendered Bonds which were remarketed and the amount of remarketing proceeds received which will be transferred pursuant to Section 3.3(a). Not later than 4:00 p.m. (or 1:00 p.m., in the case of Bonds accruing interest at Daily, Weekly or Flexible Rates), New York City time, on the date of receipt of





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such notice the Tender Agent shall give notice by telephone, telecopy, electronically or by other similar communication to any Letter of Credit Issuer and the Borrower, specifying the principal amount of tendered Bonds as to which the Remarketing Agent has notified the Tender Agent that it has not found a purchaser at that time. Not later than 3:00 p.m., New York City time, on the Business Day prior to the purchase date to the extent known to the Remarketing Agent, but in any event, not later than 11:00 a.m. (or 1:00 p.m., in the case of Bonds accruing interest at Daily, Weekly or Flexible Rates), New York City time, on the date fixed for purchase (or two Business Days prior to the date fixed for purchase in the event tendered Bonds accrue interest at Term Rates), the Remarketing Agent shall give notice to the Tender Agent by telephone (promptly confirmed in writing or electronically) of the names, addresses and taxpayer identification numbers of the purchasers, the denominations of Bonds to be delivered to each purchaser and, if available, payment instructions for regularly scheduled interest payments, or of any changes in any such information previously communicated.


                         (ii) Sources of Payments; Drawings on Letter of Credit.
The Remarketing Agent shall cause to be paid to the Trustee on the date fixed for purchase of tendered Bonds, all amounts representing proceeds of the remarketing of such Bonds, such payments to be made in the manner and at the time specified in Section 3.3(a) above. If such amounts will not be sufficient to pay the principal amount thereof plus the accrued and unpaid interest thereon (if any) to the purchase date, the Trustee shall by 2:00 p.m., New York City time, on the purchase date draw under the Letter of Credit, if any, then held by the Trustee, if the Letter of Credit so provides, in accordance with its terms in a manner so as to furnish immediately available funds by 4:00 p.m., New York City time, on such purchase date, in an amount sufficient, together with the remarketing proceeds available for such purchase, to enable the Trustee to pay the purchase price of Bonds to be purchased on such purchase date. If no Letter of Credit is then held by the Trustee, or if the Letter of Credit shall have been dishonored, the Borrower shall deliver or cause to be delivered to the Trustee immediately available funds in an amount equal to such deficiency prior to 2:30 p.m., New York City time, on the date set for purchase of tendered Bonds accruing interest at Daily Rates, Weekly Rates and Term Rates (3:00 p.m., New York City time, in the case of Flexible Rate Bonds) (the obligation of the Borrower to deliver such moneys not being conditioned upon receipt by the Borrower of the foregoing notice from the Trustee). All monies received by the Trustee as remarketing proceeds or from drawings under any Letter of Credit and additional amounts, if any, received from the Borrower shall be deposited by the Trustee in the appropriate account of the Bond Purchase Fund to be used solely for the payment of the purchase price of tendered Bonds and shall not be commingled with other funds held by the Trustee.

                         (iii) Payments by the Trustee. Not later than 4:00
p.m., New York City time, on the date set for purchase of tendered Bonds and upon receipt by the Trustee of 100% of the aggregate purchase price of the tendered Bonds, the Trustee shall pay the purchase price of such Bonds to the Owners thereof in immediately available funds (or by wire transfer). The Trustee shall apply such moneys to purchase the tendered Bonds in the following order:
(A) moneys paid to it by the Remarketing Agent as proceeds of the remarketing of such Bonds by the Remarketing Agent, (B) proceeds of a drawing under any Letter of Credit, and (C) other monies made available by the Borrower. If sufficient funds are not available for the purchase of all tendered Bonds, no purchases shall be consummated, all as further set forth in Section 3.4 hereof.





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                         (iv) Registration and Delivery of Tendered or Purchased
Bonds. On the date of purchase, the Tender Agent shall register and deliver (or hold) or cancel all Bonds purchased on any purchase date as follows: (A) Bonds purchased or remarketed by the Remarketing Agent shall be registered and made available to the Remarketing Agent by 2:15 p.m., New York City time, in accordance with the instructions of the Remarketing Agent; (B) Bonds purchased with proceeds of a drawing under any Letter of Credit shall be held as Pledged Bonds in accordance with subparagraph (v) below; and (C) Bonds purchased with amounts provided by the Borrower shall be registered in the name of the Borrower and shall be held in trust by the Tender Agent on behalf of the Borrower and shall not be released from such trust unless the Tender Agent shall have received written instructions from the Borrower. All interest payable on Bonds registered in the name of the Borrower shall be payable to the Borrower. Notwithstanding anything herein to the contrary, so long as the Bonds are held under the book-entry only system in accordance with Section 2.11 hereof, Bonds will not be delivered as set forth above; rather, transfers of beneficial ownership of the Bonds to the person indicated above will be effected on the registration books of DTC pursuant to its rules and procedures.

                         (v) Pledged Bonds. Bonds purchased with proceeds of a
drawing under a Letter of Credit pursuant to this Section shall constitute "Pledged Bonds" and shall be held by the Tender Agent as agent for the Letter of Credit Issuer as pledgee of the Borrower pursuant to the Pledge Agreement (and shall be shown as such on the Registration Books) unless and until (1) the Trustee and the Tender Agent have written confirmation from the Letter of Credit Issuer to the extent contemplated by the terms of the Letter of Credit that the Letter of Credit has been reinstated with respect to such drawing and (2) the Letter of Credit Issuer has notified the Tender Agent by telephone (thereafter promptly confirmed in writing) that such Bonds have been released from the pledge pursuant to the Pledge Agreement and are no longer Pledged Bonds. Pending reinstatement of the Letter of Credit and release of such pledge as aforesaid, such Bonds shall not be transferable or deliverable to any party (including the Borrower) except the Letter of Credit Issuer pursuant to the Pledge Agreement. Unless the Letter of Credit Issuer has notified the Trustee of the occurrence of an event of default under the Reimbursement Agreement, all interest payable on Pledged Bonds shall be payable to the Borrower. Upon receipt by the Trustee of notice from the Letter of Credit Issuer of the occurrence of an event of default under the Reimbursement Agreement, all interest payable on Pledged Bonds shall be payable to the Letter of Credit Issuer. The Remarketing Agent shall, at the request of the Letter of Credit Issuer, continue to use its best efforts to arrange for the sale of any Pledged Bonds, subject to full reinstatement of the Letter of Credit with respect to the drawings with which such Bonds were purchased, at a price equal to the principal amount thereof plus accrued interest.

               Notwithstanding anything to the contrary in this subsection, if and for so long as the Bonds are to be registered in accordance with Section
2.11 hereof, the registration requirements under this subsection (v) shall be deemed satisfied if Pledged Bonds are (1) registered in the name of DTC or its nominee in accordance with Section 2.11 hereof, (2) credited on the books of DTC to the account of the Tender Agent (or its nominee) and (3) further credited on the books of the Tender Agent (or its nominee) to the account of the Letter of Credit Issuer (or its designee).

                         (vi) Resale of Bonds Purchased by the Borrower. In the
event that any Bonds are registered to the Borrower pursuant to subparagraph
(iv) above to the extent requested by





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the Borrower, the Remarketing Agent shall offer for sale and use its best efforts to sell such Bonds at a price equal to the principal amount thereof plus accrued interest.

                         (vii) Delivery of Tendered Bonds; Effect of Failure to
Surrender Bonds. All Bonds (other than Bonds held in a book-entry-only system) to be purchased on any date shall be required to be delivered to the Principal Office of the Tender Agent not later than (A) 1:00 p.m., New York City time, on the purchase date in the case of Bonds accruing interest at Flexible or Daily Rates; (B) 12:00 noon, New York City time, on the purchase date in the case of Bonds accruing interest at Weekly Rates; or (C) 5:00 p.m., New York City time, on the second Business Day prior to the purchase date in the case of Bonds accruing interest at Term Rates. If the Owner of any Bond (or portion thereof) in certificated form that is subject to optional or mandatory purchase pursuant to this Article fails to deliver such Bond to the Tender Agent for purchase on the purchase date, and if the Tender Agent is in receipt of the purchase price therefor, such Bond (or portion thereof) shall nevertheless be deemed purchased on the day fixed for purchase thereof and ownership of such Bond (or portion thereof) shall be transferred to the purchaser thereof as provided in subsection
(b)(iv) above. Any Owner who fails to deliver such Bond for purchase shall have no further rights thereunder and hereunder except the right to receive the purchase price thereof upon presentation and surrender of said Bond to the Tender Agent. The Tender Agent shall, as to any tendered Bonds which have not been delivered to it (i) promptly notify the Remarketing Agent of such nondelivery and (ii) cause the Trustee to place a stop transfer against an appropriate amount of Bonds registered in the name of such Owner(s) on the Registration Books. The Tender Agent shall cause the Trustee to place such stop(s) commencing with the lowest serial number Bond registered in the name of such Owner(s) until stop transfers have been placed against an appropriate amount of Bonds until the appropriate tendered Bonds are delivered to the Tender Agent. Upon such delivery, the Tender Agent shall cause the Trustee to make any necessary adjustments to the Registration Books.

        Section 3.4. Inadequate Funds for Tenders. If the funds available for purchases of Bonds pursuant to this Article III are inadequate for the purchase of all Bonds tendered on any purchase date, the Tender Agent shall, after any applicable grace period: (a) return all tendered Bonds to the Owners thereof;
(b) return all moneys received for the purchase of such Bonds to the Persons providing such monies; and (c) notify the Issuer and the Remarketing Agent of the return of such Bonds and moneys and the failure to make payment for tendered Bonds.

        Section 3.5. [Reserved]

        Section 3.6. Bond Purchase Fund. There is hereby created with the Trustee a segregated trust fund to be designated the "Bond Purchase Fund". The Bond Purchase Fund shall consist of three sub-accounts to be designated respectively the "Remarketing Account", the "Letter of Credit Purchase Account" and the "Borrower Purchase Account".

        The Trustee shall deposit or cause to be deposited into the Remarketing Account, when and as received, all moneys delivered to the Trustee as and for the purchase price of remarketed Bonds by or on behalf of the Remarketing Agent or the Tender Agent. The Trustee shall disburse moneys from the Remarketing Account to pay the purchase price of Bonds properly tendered for purchase upon surrender of such Bonds.





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

        The Trustee shall deposit or cause to be deposited into the Letter of Credit Purchase Account, when and as received, all proceeds from a drawing under the Letter of Credit pursuant to Section 3.3(b) hereof. The Trustee shall disburse moneys from the Letter of Credit Purchase Account to pay the purchase price of Bonds properly tendered for purchase upon surrender of such Bonds; provided that such proceeds shall not be applied to purchase Pledged Bonds or Bonds held in the name of the Issuer, or the Borrower, or to any general partner of the Borrower, any affiliate of the Borrower or any guarantor of the Borrower's obligations identified to the Trustee in a certificate of the Borrower.

        The Trustee shall deposit or cause to be deposited into the Borrower Purchase Account, when and as received, all moneys delivered to the Trustee by or for the account of the Borrower pursuant to Section 3.3(b) hereof. The Trustee shall disburse moneys from the Borrower Purchase Account to pay the purchase price of Bonds properly tendered for purchase by or on behalf of the Borrower upon surrender of such Bonds or to reimburse the Letter of Credit Issuer for drawings under the Letter of Credit for such purpose.

        The funds held by the Trustee in the Bond Purchase Fund shall not constitute part of the Trust Estate which is subject to the lien of this Indenture. The moneys in the Bond Purchase Fund shall be used solely to pay the purchase price of Bonds as aforesaid (or to reimburse the Letter of Credit Issuer for drawings under the Letter of Credit for such purpose) and may not be used for any other purposes. It shall be the duty of the Trustee to hold the moneys in the Bond Purchase Fund, without liability for interest thereon, for the benefit of the Owners of Bonds which have been properly tendered for purchase or deemed tendered on the purchase date, and if sufficient funds to pay the purchase price for such tendered Bonds shall be held by the Trustee in the Bond Purchase Fund for the benefit of the Owners thereof, each such Owner shall thereafter be restricted exclusively to the Bond Purchase Fund for any claim of whatever nature on such Owner's part under this Indenture or on, or with respect to, such tendered Bond. The provisions of Section 4.8 hereof shall govern any funds held in the Bond Purchase Fund for such Owners of the Bonds which remain unclaimed for a period of two years after the applicable purchase date.

                                   ARTICLE IV

                               GENERAL PROVISIONS

        Section 4.1. Authorization for Indenture; Indenture to Constitute Contract. This Indenture is entered into pursuant to the Refunding Law. In consideration of the purchase of the Bonds by the Bond Owners, the provisions of this Indenture shall be part of the contract of the Issuer with the Owners of the Bonds, and shall be deemed to be and shall constitute a contract among the Issuer, the Trustee, any Letter of Credit Issuer, the Remarketing Agent, the Tender Agent and the Bond Owners. The provisions hereof are covenants and agreements with such Bond Owners, which the Issuer hereby determines to be necessary and desirable for the security and payment of the Bonds.

        Section 4.2. Payment of Principal, Premium, if any, and Interest. The Issuer covenants that it will duly and punctually pay or cause to be paid the principal of, premium, if any, purchase price of and interest on the Bonds issued under this Indenture at the place, on the dates and in the manner provided herein and therein according to the true intent and meaning hereof and thereof, but solely from the payments, revenues and receipts specifically assigned herein for such purposes as set forth in Section 5.3 and, with respect to the purchase price of Bonds, Section 3.6 of this Indenture.





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        Section 4.3. Performance of Covenants; Issuer Warranties. The Issuer
covenants that it will faithfully comply with the stipulations and provisions required to be performed by it and contained in this Indenture, or in any of its proceedings pertaining hereto. The Issuer warrants that it is duly authorized under the laws of the State, including particularly and without limitation the Refunding Law, to issue the Bonds authorized hereby and to execute this Indenture and to assign its rights under or with respect to the Loan Agreement and all amounts payable thereunder or with respect thereto, which hereby are assigned in the manner and to the extent herein set forth; that all actions on its part for the issuance of the Bonds and the execution and delivery of this Indenture have been duly and effectively taken; and that the Bonds are and will be valid and binding limited obligations of the Issuer enforceable in accordance with the terms thereof and hereof, except as enforcement thereof and hereof may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws affecting the rights of creditors and by the application of general principles of equity, if such remedies are pursued.

        Section 4.4. Instruments of Further Assurance. The Issuer covenants that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as the Trustee or the Borrower reasonably may require for the better and more effectual assignment to the Trustee of all payments, revenues and other amounts payable under or with respect to the Loan Agreement, and any other income and other moneys assigned hereby to the payment of the principal of, premium, if any, and interest on the Bonds. The Issuer further covenants that it will not create or suffer to be created any lien, encumbrance or charge upon its interest in the revenues and other amounts payable under or with respect to the Trust Estate, except the lien and charge granted hereby.

        Section 4.5. Limitation on Issuer's Actions. The Issuer shall have no obligation to undertake any affirmative action, to execute any document, or to file or record any document or instrument unless it is requested in writing to do so by the Trustee, the Borrower or other authorized party and its fees and expenses incurred in taking such actions are tendered to the Issuer by the requesting party.

        Section 4.6. Registration of Bonds; Trustee Appointed Bond Registrar; Persons Treated as Owners. (a) Registration. The Trustee is hereby appointed as registrar of the Bonds and as such shall maintain the Registration Books as provided by this Indenture. The Registration Books shall note any Bond owned by the Borrower and shall reflect the information required by the registration information form contained in Section 2.3 to be provided by Bond Owners in connection with the transfer of Bonds. At reasonable times and under reasonable regulations established by the Trustee, the Registration Books may be inspected and copied by the Borrower, the Issuer, the Tender Agent, the Remarketing Agent or the Owners (or designated representatives thereof) of at least 25% in aggregate principal amount of Bonds then Outstanding.

                     (b) Transfer and Exchange; Restrictions on Transfer. UNTIL JUNE 17, 2000, THE TRUSTEE SHALL NOT REGISTER ANY TRANSFER OR EXCHANGE OF ANY BONDS UNLESS SUCH TRANSFEREE DELIVERS TO THE TRUSTEE AN INVESTOR LETTER SUBSTANTIALLY IN THE FORM SET FORTH IN EXHIBIT B TO THIS INDENTURE AND UNLESS THE BONDS BEAR THE LEGEND IN THE FORM SET FORTH IN EXHIBIT C. The ownership of a





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Bond may be transferred (in the amount of any Authorized Denomination; provided, that any portion thereof retained is itself in an Authorized Denomination) only upon surrender thereof at the Principal Office of the Trustee or, in the case of tenders pursuant to Article III hereof, at the Principal Office of the Tender Agent (as agent of the Trustee), accompanied by an assignment, duly executed by the Owner of such Bond or its duly authorized attorney-in-fact, in such form as shall be satisfactory to the Trustee or the Tender Agent, as the case may be, along with the address and social security number or federal employer identification number of such transferee (or, if registration is to be made in the name of multiple individuals, of all such transferees) and, if such transferee is a trust, the name and address of the trustee(s) and the date of the trust of the proposed transferee. Upon the due presentation of any Bond for transfer and on request of the Trustee, the Issuer shall execute in the name of the transferee, and the Trustee or the Tender Agent shall authenticate and deliver, a new fully registered Bond or Bonds, in any Authorized Denomination, in an aggregate principal amount equal to the unmatured and unredeemed principal amount of such transferred fully registered Bond, and bearing interest at the same rate, and maturing on the same date, as such transferred Bond. All Bonds surrendered to the Trustee or the Tender Agent for transfer pursuant to this
Section 4.6 shall be cancelled by the Trustee and shall not be redelivered.

                     Bonds may be exchanged at the Principal Office of the Trustee for a like aggregate principal amount of Bonds of Authorized Denominations. All Bonds surrendered to the Trustee for exchange pursuant to this Section 4.6 shall be cancelled by the Trustee and shall not be redelivered. Neither the Issuer nor the Trustee shall be required to make any such transfer or exchange of any Bond during the ten (10) Business Days immediately preceding the selection of the Bonds for redemption or, with respect to a Bond, after such Bond or any portion thereof has been selected for redemption. Notwithstanding the foregoing provisions, the Trustee or the Tender Agent shall authenticate and make available for receipt by the purchaser or purchasers of any Bond tendered or deemed to be tendered in accordance with the provisions of the form of Bond contained herein, against payment therefor, a new fully registered Bond or Bonds, in any Authorized Denomination, in an aggregate principal amount equal to the principal amount of the Bond so tendered or deemed to be tendered and bearing interest at the same rate, and maturing on the same date, as such tendered or deemed tendered Bond.

                     The Trustee shall attach to each Bond issued in transfer or exchange for a Bond (or a portion of a Bond) called for redemption or mandatory tender a copy of the notice thereof.

                     (c) Charges. In all cases of the transfer of a Bond, the Trustee shall register on the Registration Books, such Bond in accordance with the provisions of this Indenture. The Issuer, the Tender Agent or the Trustee may make a charge to the Bond Owner for every such transfer and every exchange of a Bond sufficient to reimburse it for any tax, fee or other governmental charge required to be paid with respect to such transfer or exchange, and may demand that such charge be paid before any new Bond is delivered.

                     (d) Ownership. As to any Bond, the person in whose name the ownership of such Bond shall be registered on the Registration Books shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of or on account of the principal of, premium, if any, purchase price of and interest on any such Bond shall be made only to or upon the order of the registered Owner thereof or its legal representative. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Bond, including the interest thereon, to the extent of the sum or sums so paid.

        Section 4.7. Cancellation. All Bonds which have been paid at maturity or redeemed prior to maturity shall not be reissued but shall be cancelled by the Trustee. All Bonds which are cancelled by the Trustee shall be disposed of by the Trustee, and a certificate of the disposition thereof shall be furnished promptly to the Issuer; provided, however, that if the Issuer shall so direct the Trustee, the Trustee shall forward the cancelled Bonds to the Issuer.

        Section 4.8. Non-presentment of Bonds. If any check representing payment of interest, principal, premium or purchase price on any Bond is returned to the Trustee or the Tender Agent or is not presented for payment by the payee thereof, or any Bond is not presented for payment of principal or premium at the maturity or redemption date, or purchase price at the purchase date, if the proceeds of a remarketing of the Bonds by the Remarketing Agent, or funds provided by the Borrower or any Letter of Credit Issuer and/or Government Obligations purchased with such funds, sufficient to pay such interest, or such principal and premium or purchase price, as is applicable, shall have been made available to the Trustee or the Tender Agent for the benefit of the Owner of the applicable Bond, all liability of the Issuer to the Owner of such Bond for such interest or such principal and premium or purchase price shall forthwith cease, terminate and be completely discharged, and thereupon it shall be the duty of the Trustee or the Tender Agent to hold such moneys and/or Government Obligations, without investing or reinvesting the same and without liability for interest thereon, for the benefit of the Owner of such Bond, who shall thereafter be restricted exclusively to such funds for any claim of whatever nature on such Owner's part under this Indenture or on, or with respect to, such Bond, and thereafter such Bond shall no longer be considered to be Outstanding. The Trustee's or Tender Agent's obligation to hold such moneys and/or Government Obligations with respect to such Bond shall continue for a period equal to two years following the date on which the applicable payment shall have become due, at which time the Trustee or the Tender Agent, upon request of the Borrower and upon payment of all fees and expenses due and owing to it and receipt of indemnity satisfactory to it, shall surrender such funds so held to the Borrower. Following such surrender, any claim under this Indenture by the Owner of such Bond of whatever nature shall be made only upon the Borrower and all liability of the Issuer, the Trustee and the Tender Agent with respect thereto shall cease.

        The provisions of this Section 4.8 shall be subject to all applicable escheat and unclaimed property laws.

        Section 4.9. Rights Under Loan Agreement. This Indenture, the Loan Agreement and the documents executed by the Borrower in connection therewith, duly executed counterparts or originals of which have been filed with the Trustee, set forth the covenants and the obligations of the Issuer, the Borrower and the Trustee. Reference is hereby made to such documents for detailed statements of the covenants and obligations set forth therein. The Issuer and the Trustee agree that the Trustee, for and on behalf of the Bond Owners, in its name or, to the extent permitted by law, in the name of the Issuer, may enforce all rights of the Issuer and all obligations of the Borrower under and pursuant to the Loan Agreement and such documents, subject to the Issuer's right to enforce the Reserved Rights under the Loan Agreement to carry out its public purposes in making the Loan.

        Section 4.10. Legal Existence of Issuer. The Issuer covenants that it will at all times maintain its legal existence and will duly procure any necessary renewals and extensions thereof; will use its best efforts to maintain, preserve and renew all the rights, powers, privileges and franchises owned by it; and will comply with all valid acts, rules, regulations and orders of any legislative, executive, judicial or administrative body applicable to the Issuer in connection with the Bonds.

        Section 4.11. Tax-Exempt Status of Bonds. The Issuer covenants to commit or suffer no act within its control that would alter the status or character of the Bonds, or the interest to be paid on the Bonds, for purposes of State or federal taxation.

        Section 4.12. Diminution of, or Encumbrance on, Trust Estate. The Issuer covenants not to sell, transfer, assign, pledge, release, encumber or otherwise diminish or dispose of, directly or indirectly, by merger or otherwise, or cause or suffer the same to occur, or create or allow to be created or to exist any lien upon, all or any part of its interests in the Trust Estate, except as expressly permitted by this Indenture.

        Section 4.13. Books, Records and Accounts. The Trustee agrees to keep proper books for the registration of, and transfer of ownership of, each Bond, and proper books, records and accounts in which complete and correct entries shall be made of all transactions relating to the receipt, disbursement, investment, allocation and application of the proceeds received from the sale of the Bonds, the Revenues, the documents executed by the Borrower in connection therewith, the funds and accounts created pursuant to this Indenture, and all other moneys held by the Trustee hereunder. The Trustee shall, during regular business hours and upon reasonable prior notice, make such books, records and accounts available for inspection and copying by the Issuer, the Borrower and the Bond Owners.

        Section 4.14. Temporary Bonds. Until definitive Bonds are ready for delivery, there may be executed, and, upon written request of the Issuer, the Trustee or the Tender Agent shall authenticate and deliver, in lieu of definitive Bonds, but subject to the same limitations and conditions, temporary printed, engraved, lithographed or typewritten registered Bonds (without coupons), in any Authorized Denomination, substantially of the tenor hereinabove set forth for definitive Bonds, and with such omissions, insertions and variations as may be appropriate. If temporary Bonds shall be issued, as soon as is practicable the Issuer shall cause the definitive Bonds to be prepared and to be executed and deposited with the Trustee, and the Trustee or the Tender Agent, upon presentation to it at its respective Principal Office of any temporary Bond, shall cancel the same and authenticate and deliver in exchange therefor at the required location, without charge to the Owner thereof, a definitive Bond or Bonds of an equal aggregate principal amount and bearing interest at the same rate as the temporary Bond or Bonds so surrendered. Until so exchanged the temporary Bonds shall be entitled in all respects to the same benefit and security of this Indenture as the definitive Bonds to be issued and authenticated hereunder.

        Section 4.15. Mutilated, Lost, Stolen or Destroyed Bonds. If any Bond is mutilated, lost, stolen or destroyed, the Trustee, upon request, shall authenticate a new Bond, dated as provided in Article II hereof, of the same denomination and bearing interest at the same rate as the Bond mutilated, lost, stolen or destroyed; provided, however, that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Trustee, and, in the case of any lost, stolen or destroyed Bond, there shall first be furnished to the Trustee evidence of such loss, theft or destruction satisfactory to the Trustee, together with indemnity covering the Trustee, the Tender Agent and the Issuer satisfactory to the Trustee and the Issuer. If any such Bond shall have matured, instead of issuing a replacement Bond the Issuer may pay the same. The Trustee and the Issuer may charge the Owner of such Bond with their reasonable fees and expenses in connection with the issuance of any such replacement Bond.

        The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, lost, stolen or destroyed Bonds.

        Section 4.16. Notice to Remarketing Agent and Rating Agencies. The Trustee shall provide the Remarketing Agent, any Letter of Credit Issuer and each Rating Agency then rating the Bonds, if the Bonds are then rated, with prior written notice as early as practicable, of (i) the appointment of any successor Trustee, Tender Agent or Remarketing Agent, (ii) any supplement or amendment to this Indenture or the Loan Agreement, (iii) the provision of any Letter of Credit, the expiration of any Letter of Credit, the renewal of any Letter of Credit or the provision of an Alternate Letter of Credit, (iv) the payment in full of all of the Bonds, (v) the giving of a notice of mandatory tender of the Bonds, or (vi) the conversion of the Bonds to a new Rate Period. Each notice to the Rating Agencies hereunder shall be directed to the respective addresses provided by the Rating Agencies. The Trustee's agreement to give the notices to the Rating Agencies provided for in this Section is made as a matter of courtesy and accommodation only, and the Trustee shall incur no liability to any Person for its failure to give such notices.


                                    ARTICLE V

                               REVENUES AND FUNDS

        Section 5.1. Creation of Refunding Fund; Application of Original Proceeds of Bonds; Source of Payment of Bonds. (a) There is hereby created by the Issuer and ordered established with the Trustee a trust fund to be designated the "California Statewide Communities Development Authority Apartment Development Revenue Refunding Bonds, Series
1998A Refunding Fund" (the "Refunding Fund").

                     (b) Proceeds from the sale of the Bonds in the amount of $335,697,778.67 shall be deposited by the Trustee in the Refunding Fund. The Trustee shall immediately transfer 334,251,124.83 of such proceeds as specified in the Redemption Agreement, to the trustee for the Prior Bonds to be applied by such trustee to the repayment in full of the Prior Bonds, such repayment to be made not later than the Closing Date. The Trustee shall deposit the proceeds remaining in the amount of $1,446,653.84 to the Revenue Fund.

                     (c) The Bonds herein authorized and all payments by the Issuer hereunder are not and shall never become general obligations of the Issuer, but are limited obligations payable solely and only from the Revenues received under the Loan Agreement, the documents executed by the Borrower in connection therewith and the Funds and Accounts created pursuant to this Indenture, and as authorized by the Refunding Law and provided herein. No covenant or agreement contained in the Bonds, in this Indenture or in any other agreement referred to in this Indenture shall be deemed to be the covenant or agreement of any officer, member, agent or employee of the Issuer in his or her individual capacity, and neither such persons nor any official executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof.

        Section 5.2. Creation of Revenue Fund. There is hereby created by the Issuer and ordered established with the Trustee a trust fund to be designated the "California Statewide Communities Development Authority Apartment Development Revenue Refunding Bonds, Series 1998A Revenue Fund" (the "Revenue Fund"). The Revenue Fund shall consist of two sub-accounts to be designated, respectively, the "Letter of Credit Revenue Account" and the "Borrower Revenue Account".

        Section 5.3. Payments into Revenue Fund. There shall be deposited into the Revenue Fund when received: (i) the amount required by Section 5.1(b) above;
(ii) the amount of $61,124.83 received from the trustee for the Prior Bonds pursuant to the Redemption Agreement; (iii) all payments (other than purchase price payments) specified in Section 2.7 of the Loan Agreement; (iv) all moneys required to be so deposited in connection with any redemption of Bonds; and (v) all other moneys when received by the Trustee which are required to be deposited into the Revenue Fund or which are accompanied by directions that such moneys are to be paid into the Revenue Fund, including without limitation, moneys received pursuant to the Loan Agreement and any amounts due any Letter of Credit Issuer pursuant to the Reimbursement Agreement. All amounts received for deposit into the Revenue Fund shall be deposited by the Trustee as follows: (a) any amounts received pursuant to a drawing under any Letter of Credit for the payment of the principal of, redemption price, if any, and interest on the Bonds shall be deposited into the Letter of Credit Revenue Account and (b) all other amounts shall be deposited into the Borrower Revenue Account. Any amounts received for deposit in the Revenue Fund shall not be commingled with any other moneys held by the Trustee and any amounts deposited into specific Accounts of the Revenue Fund shall not be commingled with moneys held in any other Account.

        Section 5.4. Use of Moneys in Revenue Fund. The Issuer hereby authorizes and directs the Trustee to withdraw sufficient funds from the Revenue Fund to pay the principal of, premium, if any, and interest on the Bonds as the same become due and payable, which authorization and direction the Trustee hereby accepts. Amounts in the Revenue Fund shall be withdrawn by the Trustee in the following order and priority: (a) amounts in the Letter of Credit Revenue Account, if any, shall be applied to pay the principal of, premium, if any, and interest on the Bonds as the same become due and payable; provided, no such amounts shall be applied to make such payments on the Pledged Bonds or any other Bonds registered in the name of the Borrower or its affiliates or the Issuer), and (b) amounts in the Borrower Revenue Account shall be applied to pay the principal of, premium, if any, and interest on the Bonds as the same become due and payable only to the extent amounts in (a) above are not available, and thereafter to reimburse any Letter of Credit Issuer for any amounts outstanding under the Reimbursement Agreement, upon receipt by the Trustee from the Letter of Credit Issuer of written notice as to the amounts owed to it under the Reimbursement Agreement. Notwithstanding anything herein to the contrary, no amounts contained in the Borrower Revenue Account shall be used to pay principal of, premium, if any or interest on the Bonds so long as amounts are available to be drawn under the Letter of Credit for such purposes.

        Section 5.5. Investment of Moneys. Subject to the restrictions hereinafter set forth in this Section 5.5 and in the Tax Certificate, moneys held in the Revenue Fund (other than moneys in the Letter of Credit Revenue Account and moneys on deposit for the redemption of Bonds) and in the Rebate Fund shall be invested and reinvested by the Trustee upon the written instructions of the Borrower in Permitted Investments, maturing no later than the date on which it is estimated that such moneys will be required to be paid out hereunder, which instructions shall specify the particular investment to be made and shall certify that such investment constitutes a Permitted Investment and is otherwise permitted to be made hereunder and under the Loan Agreement (including Section 7.5 thereof). Moneys held in the Bond Purchase Fund shall not be invested by the Remarketing Agent or the Tender Agent. Moneys held in the Letter of Credit Revenue Account and moneys held for the redemption of Bonds shall be invested only in Government Obligations, which mature as needed for payment, upon the written instructions of the Borrower, which instructions shall specify the particular investment to be made and shall certify that such investment constitutes a Government Obligation and is otherwise permitted to be made hereunder. All investment instructions hereunder shall be provided to the Trustee no later than one Business Day prior to the making of the investment directed therein. The Trustee may make any and all such investments through its own investment department or through any of its affiliates or subsidiaries. The Trustee shall be entitled to rely on all written investment instructions provided by the Borrower hereunder and shall have no duty to monitor the compliance thereof with the restrictions set forth in this Section 5.5 and in the Tax Certificate. The Trustee shall not be responsible or liable for the performance of any such investments or for keeping the moneys held by it hereunder fully invested at all times. Absent the provision of investment instructions hereunder, the Trustee shall invest moneys held pursuant hereto in investments described in clause (iii) of the definition of "Permitted Investments." Any obligations acquired by the Trustee as a result of such investment or reinvestment shall be held by or under the control of the Trustee (except for such investments held in book entry form) and shall be deemed to constitute a part of the Fund or Account from which the moneys used for its purchase were taken. All investment income shall be retained in the Fund or Account to which the investment is credited from which such income is derived, and with respect to the Revenue Fund shall be available for the purposes set forth in Section 5.4 hereof (and to the extent so available shall serve as a credit against the amount due from the Borrower under Section 2.7 of the Loan Agreement on the next succeeding Loan payment date). Any investment losses shall be charged to the Fund or Account from which such investment was made. Monies held under Section 4.8 shall not be invested. The Issuer (and the Borrower by its execution of the Loan Agreement) acknowledges that to the extent regulations of the Comptroller of the Currency or other applicable regulatory entity grant the Issuer or the Borrower the right to receive brokerage confirmations of security transactions as they occur, the Issuer and the Borrower specifically waive receipt of such confirmations to the extent permitted by law. The Trustee will furnish the Issuer and the Borrower periodic cash transaction statements which include detail for all investment transactions made by the Trustee hereunder. To the extent the Trustee does not receive written instructions for investment from the Borrower, the Trustee shall invest, to the extent reasonably practicable in investments described in clause (iii) of the definition of "Permitted Investments."

        The Trustee may make any investments hereunder through its own bond or investment department or trust investment department, or those of its parent or any affiliate.

        The Trustee or any of its affiliates may act as sponsor, advisor or manager in connection with any investments made by the Trustee hereunder.

        Section 5.6. Moneys Held in Trust. All moneys required to be deposited with or paid to the Trustee for the account of any Fund or Account under any provisions of this Indenture shall be held by the Trustee in trust, and, except for moneys deposited with or paid to the Trustee for redemption of Bonds, notice of the redemption for which has been duly given and except for moneys in the Bond Purchase Fund and the Rebate Fund, shall, while held by the Trustee, constitute part of the Trust Estate and be subject to the security interest created hereby.

        Section 5.7. Repayment to Borrower from Indenture Funds. Any amounts remaining in any Fund or Account created under this Indenture, after payment or provision for payment in full of the Bonds in accordance with Article VI hereof, any sums due any Letter of Credit Issuer, the fees, charges and expenses of the Issuer, the Trustee, the Tender Agent, the Remarketing Agent and any co-trustee appointed hereunder, and all other amounts required to be paid hereunder or under the Loan Agreement, and after and to the extent that the Borrower shall determine that the payment of such remaining amounts may be made without violation of the provisions of the Tax Certificate, shall be paid, upon the expiration of, or upon the sooner termination of, the terms of this Indenture, to the Borrower, provided that the Borrower shall have delivered a certificate to the Trustee to the effect that all conditions precedent to such payment set forth in this Section have been complied with.

        Section 5.8. Tax Covenants. The Issuer covenants with the Owners of the Bonds that, notwithstanding any other provision of this Indenture or any other instrument, it will not make any investment or other use of the proceeds of the Bonds or any other moneys held under this Indenture which would cause the Bonds to be "arbitrage bonds" under Section 148 of the Code or "federally guaranteed" obligations under Section 149 of the Code, and it further covenants that it will comply with all applicable requirements of Sections 103 and 141-150 of the Code (except that the Issuer shall be deemed to have complied with these requirements as long as it acts on the written direction of the Borrower). The foregoing covenants shall extend throughout the term of the Bonds to all Funds and Accounts created under this Indenture and all moneys on deposit to the credit of any such Fund or Account, and to any other amounts which are proceeds of the Bonds or which have been replaced with proceeds of the Bonds for purposes of Sections 103 and 141-150 of the Code. It is expressly understood that because investments hereunder are to be made by the Trustee only pursuant to instructions of the Borrower, the Trustee shall have no liability with respect thereto if, as a result of an investment made pursuant to such instructions, the Bonds become "arbitrage bonds" under Section 148 of the Code or "federally guaranteed" obligations under Section 149 of the Code or the covenants of this Section are otherwise violated.

        Section 5.9. Rebate Fund. There is hereby created by the Issuer and ordered established with the Trustee a trust fund to be designated the "California Statewide Communities Development Authority Apartment Development Revenue Refunding Bonds, Series 1998A Rebate Fund" (the "Rebate Fund"). All money at any time deposited in the Rebate Fund shall be held by the Trustee in trust, to the extent required to satisfy the Rebate Requirement (as defined in the Tax Certificate) and as calculated by the Rebate Analyst, for payment to the United States Government, and neither the Issuer nor the Borrower nor the Bondholders shall have any rights in or claim to such moneys. All amounts deposited into or on deposit in the Rebate Fund shall be governed by this Section and by the Tax Certificate. The Trustee shall conclusively be deemed to have complied with such provisions if it follows the written instructions of the Borrower, including supplying all necessary information in the manner set forth in the Tax Certificate, and shall not be required to take any actions thereunder in the absence of written instructions from the Borrower.

               Within 55 days of the end of each fifth Bond Year, the Borrower shall or shall cause the Rebate Analyst to calculate the amount of rebatable arbitrage, in accordance with Section 148(f)(2) of the Code and Section 1.148-3 of the Rebate Regulations (taking into account any applicable exceptions with respect to the computation of the rebatable arbitrage, described, if applicable, in the Tax Certificate (e.g., the temporary investments exceptions of

Section 148(f)(4)(B) and (C) of the Code), for this purpose treating the last day of the applicable Bond Year as a (computation) date, within the meaning of
Section 1.148-1(b) of the Rebate Regulations (the "Rebatable Arbitrage").

               Within 55 days of the end of each fifth Bond Year, upon the written direction of the Borrower, an amount shall be deposited to the Rebate Fund by the Trustee from amounts provided by the Borrower, if and to the extent required so that the balance in the Rebate Fund shall equal the amount of Rebatable Arbitrage so calculated in accordance with the preceding paragraph.

               The Trustee shall pay, as directed by the Borrower, to the United States Treasury, out of amounts in Rebate Fund:

               (i) Not later than 60 days after the end of (A) the fifth Bond Year, and (B) each applicable fifth Bond Year thereafter, an amount equal to at least 90% of the Rebatable Arbitrage calculated as of the end of such Bond Year; and

               (ii) Not later than 60 days after the payment of all the Bonds, an amount equal to 100% of the Rebatable Arbitrage calculated as of the end of such applicable Bond Year, and any income attributable to the Rebatable Arbitrage, computed in accordance with Section 148(f) of the Code.

               Each payment required to be made under this Section shall be made to the Internal Revenue Service Center, Philadelphia, Pennsylvania 19255 on or before the date on which such payment is due, and shall be accompanied by Internal Revenue Service Form 8038-T, which shall be prepared by the Rebate Analyst or the Borrower and provided to the Trustee.

               Notwithstanding any provision of this Indenture to the contrary, the obligation to remit payment of Rebatable Arbitrage to the United States and to comply with all other requirements of this Section 5.9 and the requirements of the Tax Certificate shall survive the defeasance or payment in full of the Bonds.

               Any funds remaining in the Rebate Fund after redemption and payment of all of the Bonds and payment and satisfaction of any Rebate Requirement, or provision made therefor satisfactory to the Trustee, shall be withdrawn and remitted to the Borrower as provided for in Section 5.7 of this Indenture.

               The Trustee shall keep such records of the computations made pursuant to this Section 5.9 as are required under Section 148(f) of the Code to the extent furnished to the Trustee. The Trustee shall keep and make available to the Borrower such records concerning the investments of the gross proceeds of the Bonds and the investments of earnings from those investments made by the Trustee as may be requested by the Borrower in order to enable the Borrower to make the aforesaid computations as are required under Section 148(f) of the Code.

               Notwithstanding the foregoing, the computations and payments of Rebatable Arbitrage referred to in this Section 5.9 need not be made to the extent that neither the Issuer nor the Borrower will thereby fail to comply with any requirements of Section 148(f) of the Code based on an opinion of Bond Counsel, a copy of which shall be provided to the Trustee.

               The Trustee shall not be responsible for calculating rebate amounts or for the adequacy or correctness of any rebate report or rebate calculations. The Trustee shall be deemed conclusively to have complied with the provisions of this Indenture or any other agreement relating to the Bonds regarding calculation and payment of rebate if it follows the directions of the Borrower and it shall have no independent duty to review any such calculations or enforce compliance with such rebate requirements.


                                   ARTICLE VI

                             DISCHARGE OF INDENTURE

        Section 6.1. Discharge. If the Issuer shall pay or cause to be paid, or there shall be otherwise paid, or provision shall be made for the payment of, the principal, premium, if any, and interest due or to become due on the Bonds at the times and in the manner stipulated therein, and if the Issuer shall not then be in default under any of the other covenants and promises in such Bonds and this Indenture to be kept, performed and observed by it or on its part, and if the Issuer shall pay or cause to be paid to the Trustee all sums of money due or to become due according to the provisions hereof or of the Bonds and of the Loan Agreement, then, except for the rights of the Trustee under Section 8.2 hereof, these presents and the interests in the Trust Estate and rights hereby granted shall cease, determine and be void, and the Trustee shall take such actions as may be required by the Issuer to evidence the cancellation and discharge of the lien of this Indenture. Any Bond shall be deemed to be paid within the meaning of this Article VI and for all purposes of this Indenture when (i) payment of the principal of and the applicable redemption premium, if any, on such Bond, plus interest thereon to the due date thereof (whether such due date be by reason of maturity or upon redemption as provided in this Indenture, or otherwise), shall have been provided to the Trustee by irrevocably depositing with the Trustee, in trust, and the Trustee shall have irrevocably set aside exclusively for such payment, any combination of (1) funds provided by the Borrower sufficient to make such payment, and/or (2) Government Obligations (purchased with such funds) not subject to redemption or prepayment and maturing as to principal and interest in such amounts and at such times as will, in the written opinion of a firm of nationally recognized independent certified public accountants delivered to the Trustee, provide sufficient moneys, without reinvestment of any matured amounts, to make such payment without reinvestment (and there shall be no such reinvestment); (ii) the Trustee shall have been given irrevocable written instructions to call all outstanding Bonds for redemption on a date certain, if such Bonds are to be called for redemption prior to maturity; (iii) the Trustee shall have received a Favorable Opinion of Bond Counsel; and (iv) all necessary and proper fees, compensation, expenses and indemnities of the Trustee and the Tender Agent pertaining to the Bonds shall have been paid or the payment thereof provided for to the satisfaction of the Trustee.

        Prior to the defeasance of Bonds in a Daily Rate or a Weekly Rate, the Borrower shall be required to effect a conversion of the Bonds to a Flexible Rate or a Term Rate having a term equal to or greater than the date of redemption contained in the notice set forth in (ii) above. Prior to the defeasance of Bonds having a Term Rate which have Term Rate Periods shorter than the redemption date contained in the notice set forth in (ii) above, the Borrower shall be required to effect a conversion of the Bonds to a Flexible Rate or to a Term Rate having a term equal to or greater than the redemption date set forth in (ii) above. Prior to the defeasance of Bonds having a Term Rate, the

Trustee shall establish a redemption date for the Bonds which is on or prior to the termination date of the Term Rate Period unless the Bonds mature at the end of the Term Rate Period.


                                   ARTICLE VII

                         EVENTS OF DEFAULT AND REMEDIES

        Section 7.1. Events of Default. Each of the following events is hereby defined as, and declared to constitute, an "Event of Default" under this
Indenture:

                     (i) failure to pay (a) interest on any Outstanding Bond when due, or (b) the principal or purchase price of, or premium, if any, on, any Outstanding Bond, whether at the stated maturity thereof, upon the purchase date thereof, upon any proceedings for redemption, or upon the maturity thereof or by declaration of acceleration;

                     (ii) failure by the Issuer to perform or observe any of the other covenants, agreements or conditions contained in this Indenture, and the continuation thereof for the period after notice specified in Section 7.12 hereof; or

                     (iii) the occurrence and continuance of an event of default under the Loan Agreement.

        Section 7.2. Acceleration. (A) Upon the occurrence of an Event of Default described in Section 7.1(i), the Trustee shall accelerate the maturity of the Bonds then Outstanding, whereupon the principal of and all accrued interest on all of the Bonds shall become immediately due and payable, without premium, and no interest shall accrue on any Bond from and after the date of such acceleration. Upon the occurrence of any other Event of Default, the Trustee may, and if requested to do so by the Owners of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds then Outstanding, shall, accelerate the maturity of the Bonds, whereupon the principal of and all accrued interest on the Bonds shall become immediately due and payable, without premium, and no interest shall accrue on any Bond from and after the date of such acceleration. In the event of any acceleration of the Bonds, the Trustee shall give the Issuer and the Borrower written notice of the acceleration of the Loan.

        Section 7.3. Other Remedies; Rights of Bond Owners. Subject to the next succeeding paragraph, upon the occurrence of any Event of Default described in
Section 7.1, the Trustee shall upon the written request of the Owners of at least twenty-five percent (25%) in aggregate principal amount of the Bonds outstanding and upon receipt of an indemnity satisfactory to the Trustee, pursue any available remedy by suit at law or in equity to enforce the payment of the principal or purchase price of, premium, if any, and interest on the Bonds then Outstanding, and the performance by the Issuer of its obligations hereunder, including, without limitation, the following:

                     (i) by mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the Bond Owners, and require the Issuer to carry out its obligations under this Indenture;

                     (ii) bring suit upon the Bonds;





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

                     (iii) by action, suit or proceeding at law or in equity require the Issuer to account for any moneys received by the Issuer as if it were the trustee of an express trust for the Bond Owners; and

                     (iv) by action, suit or proceeding at law or in equity, specifically enforce the provisions of the Loan Agreement or enjoin any acts or things which may be unlawful or in violation of the rights of the Bond Owners under this Indenture.

Any judgment against the Issuer shall be enforceable only against the Trust Estate. There shall not be authorized any deficiency judgment against any assets of, or the general credit of, the Issuer. Subject to the prior rights of the Bond Owners, the Issuer shall be entitled to reimbursement for any of its expenses in connection with such proceeding from any available funds in the Trust Estate.

        If an Event of Default shall have occurred and is continuing, and if requested to do so by the Owners of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds then Outstanding, and if indemnified as provided in Section 8.1(l) hereof, the Trustee shall be obligated (subject to Section 7.4 hereof) to exercise one or more of the rights and powers conferred by this Section 7.3 or by Section 7.2 hereof as the Trustee, being advised by counsel, shall deem most expedient in the interests of the Bond Owners.

        No remedy conferred upon or reserved to the Trustee or the Bond Owners by the terms of this Indenture is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or the Bond Owners hereunder or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or Event of Default or an acquiescence therein; and every such right and power may be exercised from time to time as often as may be deemed expedient. No waiver of any default or Event of Default hereunder, whether by the Trustee or the Bond Owners, shall extend to or shall affect any subsequent default or Event of Default or shall impair any right or remedy consequent thereon.

        The above provisions, however, are subject to the condition that if, after the principal of all the Bonds then Outstanding shall have been so declared to be due and payable and prior to the entry of a judgment or decree for the payment of any moneys due pursuant to the Bonds, this Indenture or the Loan Agreement, all accrued and unpaid interest on the Bonds, at the applicable rate per annum borne by the Bonds at the time of acceleration, and all other sums payable under this Indenture, except the principal of, and interest on, the Bonds which by such declaration shall have become due and payable, shall have been paid by or on behalf of the Issuer, all other Events of Default hereunder shall have been cured or waived, and the Issuer also shall have performed all other things in respect of which it may have been in default under this Indenture, and shall have paid the reasonable fees and expenses of the Trustee and of the Owners of the Bonds, including reasonable attorneys' fees paid or incurred then and in every such case, the Owners of not less than a majority in aggregate principal amount of the Bonds then Outstanding, by written notice to the Trustee may rescind and annul such declaration, whereupon the Trustee shall give written notice thereof to the Issuer and the Borrower by registered mail. Any such rescission and annulment shall be binding upon all holders of the Bonds, but no such rescission and annulment shall extend to or affect any subsequent default or impair any right or remedy consequent thereon.





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

        Section 7.4. Right of Bond Owners to Direct Proceedings. Anything in this Indenture to the contrary notwithstanding, upon the occurrence and continuance of an Event of Default, the Owners of a majority in aggregate principal amount of the Bonds then Outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or for any other proceedings hereunder; provided, however, that direction shall not be otherwise than in accordance with the provisions of law and of this Indenture and shall not involve the Trustee in personal liability.

        Section 7.5. Appointment of Receiver. Upon the occurrence and continuance of an Event of Default, and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and the Bond Owners under this Indenture, the Trustee shall be entitled, as a matter of right, to request the appointment of a receiver or receivers of the Trust Estate and of the revenues, issues, earnings, income, products and profits thereof, pending such proceedings, with such powers as the court making such appointment shall confer.

        Section 7.6. Waiver of Certain Laws. Upon the occurrence of an Event of Default, to the extent that such rights may then lawfully be waived, neither the Issuer, nor anyone claiming through or under it, shall claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement of this Indenture. The Issuer, for itself and all who may claim through or under it, hereby waives, to the extent that it lawfully may do so, the benefit of all such laws.

        Section 7.7. Application of Moneys. All moneys relating to the Bonds received by the Trustee pursuant to any right given or action taken under the provisions of this Article VII shall (after payment of the costs and expenses (including legal fees and expenses) of the proceedings resulting in the collection of such moneys and of the fees and expenses, liabilities and advances of the Issuer, the Trustee and the Tender Agent, it being understood that such payment shall not be made from any moneys already held for the benefit of the Bond Owners in the Bond Purchase Fund or the Letter of Credit Revenue Account or pursuant to Section 4.8) be deposited in the Accounts of the Revenue Fund as required under Section 5.3 hereof, and all moneys in such Accounts shall be applied as required under Section 5.4 hereof as follows:

                     (i) Unless the principal of all the Bonds Outstanding shall have become or shall have been declared due and payable, all such moneys shall be applied:

                     FIRST - To the payment to the persons entitled thereto of
               all installments of interest then due on the Outstanding Bonds and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege; and

                     SECOND - To the payment to the persons entitled thereto of the unpaid principal of, and premium, if any, on, the Outstanding Bonds which shall have become due (other than Bonds matured or called for redemption for the payment of which moneys are already held pursuant to the provisions of this Indenture) in the




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

               order of their due dates, and, if the amount available shall not be sufficient to pay in full the principal of each Bond due on any particular date, together with such premium, then to the payment ratably, according to the amount of principal and premium due on such date, to the persons entitled thereto, without any discrimination or privilege.

                     (ii) If the principal of all the Outstanding Bonds shall have become due or shall have been declared due and payable by acceleration, all such moneys shall be applied to the payment of the principal, premium, if any, and interest then due on such Bonds, without preference or priority of principal and premium over interest or of interest over principal and premium, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal, premium, if any, and interest, to the persons entitled thereto, without any discrimination or privilege.

                     (iii) If the principal of all the Outstanding Bonds shall have been declared due and payable by acceleration, and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article VII, then the moneys shall be applied in accordance with the provisions of subsection (i) above; provided, however, that in the event that the principal of all the Bonds shall later become due or be declared due and payable by acceleration, the moneys shall be applied in accordance with the provisions of subsection
        (ii) above.

Whenever moneys are to be applied pursuant to the provisions of this Section 7.7, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine is appropriate upon due consideration of the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future.

        Whenever the Trustee shall apply such funds it shall fix the date of application, which shall be an Interest Payment Date unless it shall deem, in the reasonable exercise of its discretion, another date more suitable. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date.

        For purposes of this Section, the term "principal" shall include the principal component of the purchase price of the Bonds, and the term "interest" shall include the interest component of the purchase price of the Bonds.

        Section 7.8. Remedies Vested in Trustee. All rights of action (including the right to file proofs of claim) under this Indenture and under the Bonds or any Bond may be enforced by the Trustee without the possession of any Bond or the production thereof in any trial or proceedings related thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiff or defendant the Owner of any Bond.





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        Section 7.9. Rights and Remedies of Bond Owners. No Owner of any Bond
shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture or for the execution of any trust hereof or for the appointment of a receiver or any other remedy hereunder, unless:

                     (i) an Event of Default has occurred of which the Trustee has been notified as provided in Section 8.1(h) hereof, or of which by said Section 8.1(h) the Trustee is deemed to have notice;

                     (ii) the Owners of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds then Outstanding shall have made written request to the Trustee, and shall have offered the Trustee reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in the name or names of such Owners, and shall have offered to the Trustee indemnity as provided in Section 8.1(l) hereof; and

                     (iii) the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding in its own name, within 60 days;

and such notification, request and offer of indemnity are hereby declared in every case, at the option of the Trustee, to be conditions precedent to the execution of the powers and trusts of this Indenture (other than its obligations to draw under any Letter of Credit as required to make payments of principal of, premium, if any, and interest on the Bonds when due), and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other remedy hereunder. No one or more Owners of the Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by such Owners' action, and all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and (except as herein otherwise provided) for the equal and ratable benefit of the Owners of all Bonds then Outstanding. Nothing in this Indenture, however, shall affect or impair the right of any Bond Owner to enforce the payment of the principal of, premium, if any, and interest on any Bond owned by such Bond Owner at and after the maturity thereof, or the obligation of the Issuer to pay the principal of, premium, if any, and interest on any Bond to the Owner thereof at the time and place, from the source, and in the manner expressed in such Bond. Nothing contained herein shall be construed as permitting or affording any Bond Owner a right or cause of action against the Trustee or in respect of the Bonds where a default has been waived under Section 7.11 hereof or cured under Section
7.12 hereof.

        Section 7.10. Termination of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer, the Trustee and the Bond Owners shall be restored to their former positions and rights hereunder, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.





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

        Section 7.11. Waivers of Events of Default. The Trustee may in its discretion waive any Event of Default hereunder and its consequences, and shall do so upon the written request of the Owners of a majority in aggregate principal amount of the Bonds then Outstanding; provided, however, that the Trustee may not waive an Event of Default described in subparagraph (i) of
Section 7.1 hereof without the consent of the registered Owners of all Bonds then Outstanding.

        Section 7.12. Notice of Default; Opportunity to Cure Defaults. Anything herein to the contrary notwithstanding, no failure to act under Section 7.1(ii) hereof shall constitute an Event of Default until actual notice of such failure by registered or certified mail shall be given to the Issuer and the Borrower by the Trustee, or to the Issuer, the Borrower and the Trustee by the Owners of not less than twenty-five percent (25%) in aggregate principal amount of all Bonds Outstanding, any such notice to specify the failure, require it to be remedied and to state that such notice is a "Notice of Default" hereunder, and the Issuer and the Borrower shall have had sixty (60) days after receipt of such notice at their option to correct such failure or to cause such failure to be corrected, and shall not have corrected such failure or caused such failure to be corrected within the applicable period; provided, however, that if such failure be such that it cannot be corrected within the applicable period, it shall not constitute an Event of Default if corrective action is instituted by the Issuer and the Borrower, or either of them, within the applicable period and diligently pursued until the default is corrected.

        With regard to any failure to act for which notice is given under the provisions of this Section 7.12, the Issuer, to the full extent permitted by law, hereby grants the Borrower full authority to perform and observe for the account of the Issuer any covenant or obligation alleged in said notice not to have been performed or observed in the name and stead of the Issuer with full power to do any and all things and acts to the same extent that the Issuer could do and perform any such things and acts, with power of substitution.


                                  ARTICLE VIII

                 THE TRUSTEE, TENDER AGENT AND REMARKETING AGENT

        Section 8.1. Acceptance of Trusts. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts, but only upon and subject to the following express terms and conditions:

               (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's affairs.

               (b) The Trustee may execute any of the rights or powers hereunder or perform any duties hereunder either directly or by or through agents, receivers or attorneys and the Trustee shall not be responsible for the acts of such agents, receivers or attorneys if selected





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

        and appointed by the Trustee with due care; provided that any such agents or attorneys shall be responsible for their acts to the same extent as the Trustee would have been responsible had the Trustee performed such acts itself. The Remarketing Agent shall not be deemed an agent of the Trustee for any purpose, and the Trustee shall not be responsible for the compliance of the Remarketing Agent with its obligations under this Indenture or in connection with the transactions contemplated herein. The Trustee shall be entitled to the advice of counsel (which may be an employee of the Trustee or an affiliate of the Trustee) concerning all matters of trust hereof and its duties hereunder, and in all cases may pay such reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trust hereof. The Trustee may act upon the opinion or advice of any attorneys approved by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action or non-action exercised in good faith in reliance upon such opinion or advice.

               (c) The Trustee shall not be responsible for any recital herein or in the Bonds (other than the certificate of authentication thereon), the legality, sufficiency or validity of this Indenture, the Loan Agreement, the Bonds or any document or instrument relating hereto or thereto; the recording or filing of any instrument required by this Indenture to secure the Bonds; the validity of the execution by the Issuer of this Indenture or of any supplement hereto or amendment hereof or of any instrument of further assurance; or the validity, priority, perfection or sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby, or otherwise as to the maintenance of the security hereof.

               (d) The Trustee shall not be accountable for the use of any Bonds authenticated or delivered hereunder. The Trustee may in good faith buy, sell, own and hold any of the Bonds (or beneficial interests therein) and may join in any action which any Bond Owner may be entitled to take with like effect as if the Trustee were not a party to this Indenture. The Trustee may also engage in or be interested in any financial or other transaction with the Issuer, the Tender Agent, the Remarketing Agent, any Letter of Credit Issuer or the Borrower; provided, however, that if the Trustee determines that any such relationship is in conflict with its duties under this Indenture, it shall eliminate the conflict or resign as Trustee. To the extent permitted by law, the Trustee may also purchase Bonds (or beneficial interests therein) with like effect as if it were not the Trustee.

               (e) The Trustee shall be protected in acting upon, and may conclusively rely upon, any notice, request or other paper or document reasonably believed by it to be genuine and correct, and reasonably believed by it to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Indenture or the Loan Agreement upon the request, authority or consent of any person, who at the time of making such request or giving such authority or consent is the Owner of any Bond, shall be conclusive and binding upon all future Owners of the same Bond and any Bond issued in replacement therefor.

               (f) As to the existence or nonexistence of any fact, or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed by a duly authorized representative of the Issuer, the Tender Agent, the Remarketing Agent or the Borrower as sufficient evidence of the facts therein contained; and prior to the occurrence of a default of which the Trustee has been notified as provided in subsection (h) of this Section 8.1, or of which by said subsection (h) it is deemed to have notice, the Trustee shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient. The Trustee may, at its discretion, secure such further evidence (including, but not limited to, legal opinions) deemed necessary or advisable by it, but shall in no case be bound to secure the same. The Trustee may accept a certificate of the officer of the Issuer charged with the maintenance of its books and records over the seal of the Issuer to the effect that a resolution or ordinance in the form therein set forth has been adopted and is in full force and effect.

               (g) The right of the Trustee to perform any discretionary act enumerated in this Indenture shall not be construed as a duty. No provision of this Indenture shall be construed to relieve the Trustee from liability for its negligence or willful misconduct in the performance of its powers and duties under this Indenture, except that

                   (i) this subsection shall not be construed to limit the
               effect of subsection (a) of this Section;

                   (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture or the Loan Agreement, as the case may be;

                   (iii) the Trustee shall not be liable for any error of
               judgment made in good faith by its officers, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                   (iv) the Trustee shall not be liable with respect to any
               action taken or omitted to be taken by it in good faith in accordance with any direction of Bond Owners given pursuant to
               Section 7.4; and

                   (v) no provision of this Indenture shall be deemed to require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers.

               (h) The Trustee shall not be required to take notice or be deemed to have notice of any default or Event of Default hereunder or under the Loan Agreement, or in any other document or instrument executed in connection with the execution and delivery of the Bonds, except an Event of Default under Section 7.1(i) hereof, unless the Trustee shall be specifically notified in writing of such default or Event of Default by the Issuer, the Tender Agent, the Borrower or the Owners of at least twenty-five percent (25%) in aggregate principal amount of the Bonds then Outstanding. All notices or other instruments required by this Indenture to be delivered to the Trustee shall be delivered at the Principal Office of the Trustee, and, in the absence of such notice so delivered, the Trustee may conclusively assume there is no default or Event of Default except as aforesaid.

               (i) At any and all reasonable times, and upon prior notice, the Trustee and its duly authorized agents, attorneys, experts, engineers, accountants and representatives shall have the right (but not any duty) to inspect fully all books, papers and records of the Issuer pertaining to this Indenture, the Loan Agreement, the Tax Certificate and the Bonds, and to take such photocopies and memoranda therefrom and in regard thereto as may be desired.

               (j) The Trustee shall not be required to give any bond or surety in respect of the execution of the trust created hereby or the powers granted hereunder.

               (k) Notwithstanding anything contained elsewhere in this Indenture to the contrary, the Trustee shall have the right, but not the obligation, to demand, in respect of the withdrawal of any cash, the release of any property, or the taking of any action whatsoever within the purview of this Indenture or the Loan Agreement, any showing, certificate, opinion, appraisal or other information, or corporate action or evidence thereof, in addition to that required by the terms hereof as a condition of such action by the Trustee, as deemed desirable for the purposes of establishing the right of the Issuer or the Borrower to the withdrawal of any cash, the release of any property or the taking of any other action by the Trustee.

               (l) Before taking any action referred to in Article VII or
        Section 8.3 hereof (except with respect to acceleration of the Bonds, payment of the Bonds upon such acceleration or their due date or requests for payment under any Letter of Credit) the Trustee may require that a satisfactory indemnity bond be furnished for the reimbursement of all expenses which it may incur and to protect it against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct, by reason of any action so taken.

               (m) All moneys received by the Trustee shall, until used, applied or invested as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds, except to the extent required by law or this Indenture. The Trustee shall be under no liability for interest on any moneys received by it hereunder.

               (n) Notwithstanding the effective date of this Indenture or anything to the contrary in this Indenture, the Trustee shall have no liability or responsibility for any act or event relating to this Indenture which occurs prior to the date the Trustee formally executes this Indenture and commences acting as Trustee hereunder.

               (o) The Trustee has no obligation or liability to the Bond Owners for the payment of interest or premium, if any, on, or principal or purchase price of, the Bonds, but rather the Trustee's sole obligations are to administer, for the benefit of the Borrower and the Bond Owners, the various Funds and Accounts established hereunder.

               (p) Notwithstanding the final payment of the principal of or interest on the Bonds, whether at maturity, upon redemption or otherwise, the duties of the Trustee under Section 5.9 of this Indenture shall survive the termination of this Indenture.

               (q) Any request or direction of the Issuer, any Letter of Credit Issuer or the Borrower mentioned herein or in the Loan Agreement shall be sufficiently evidenced by a writing signed by any authorized officer thereof.

               (r) The Trustee shall have no responsibility with respect to any information, statement, or recital in any official statement, offering memorandum or any other disclosure material prepared or distributed with respect to the Bonds.

               (s) The Trustee and the Tender Agent may rely upon any representation that a party is a Beneficial Owner or a Direct Participant for purposes of this Indenture.

               (t) The Tender Agent shall be entitled to the same protections, immunities and limitations from liability afforded the Trustee hereunder.

               (u) The Trustee is authorized and directed in its capacity as Trustee to enter into the Loan Agreement, the Regulatory Agreements and the Redemption Agreement.

        Section 8.2. Annual Fees, Charges and Expenses of Trustee and Tender Agent. The Trustee and the Tender Agent shall be entitled to reasonable compensation for all services, including any extraordinary services, rendered by them under this Indenture. In addition, the Trustee and the Tender Agent shall be entitled to reimbursement for their charges and expenses (including reasonable counsel fees and expenses) incurred in connection with such services and to indemnity against losses, liabilities and expenses. Such compensation, reimbursement and indemnity shall be paid by the Borrower pursuant to Section
9.3 of the Loan Agreement; provided, however, that to the extent not so paid, the Trustee may make disbursements from the Borrower Revenue Account of the Revenue Fund to pay such amounts. The Trustee's and the Tender Agent's right to receive compensation, reimbursement of expenses and indemnity under this Section
8.2 and under the applicable provisions of the Loan Agreement shall be secured by a prior lien upon the Trust Estate (excluding that portion of the Trust Estate consisting of funds received from drawings under a Letter of Credit and funds already held for the benefit of particular Bond Owners pursuant to any other provisions of this Indenture, as to which such lien shall be subordinate to the lien created hereby for the benefit of the Bond Owners). The Issuer has required the Borrower, pursuant to the Loan Agreement, to indemnify and hold harmless the Trustee and the Tender Agent against any liabilities which the Trustee and the Tender Agent may incur in the exercise and performance of their powers and duties hereunder and under any other agreement referred to herein which are not due to the Trustee's or the Tender Agent's negligence or willful misconduct, and for any fees and expenses of the Trustee and the Tender Agent to the extent funds are not available under this Indenture for the payment thereof. The rights of the Trustee and the Tender Agent under this Section 8.2 shall survive the payment in full of the Bonds and the discharge of this Indenture.

        Section 8.3. Notice to Bond Owners of Default. If a default occurs of which the Trustee is required by Section 8.1(h) hereof to take notice or of which notice of default is given as provided in Section 8.1(h) hereof, then the Trustee shall promptly give written notice thereof by first class mail, postage prepaid, to each Owner of Bonds then Outstanding. The Trustee shall promptly give written notice to the Remarketing Agent, the Issuer, any Letter of Credit Issuer, the Rating Agency (subject to the last sentence of Section 4.16) and the Borrower by certified mail of any such notice of default sent to any Owner of Bonds as provided hereunder.

        Section 8.4. Intervention by Trustee. In any judicial proceeding to which the Issuer or the Borrower is a party, and which, in the opinion of the Trustee and its counsel, has a substantial bearing on the interests of the Owners of the Outstanding Bonds, the Trustee may intervene on behalf of the Owners of the Bonds and shall do so if requested in writing by the Owners of at least twenty-five percent (25%) in aggregate principal amount of the Bonds then Outstanding, and when provided with sufficient indemnity pursuant to Section 8.1(l) hereof.

        Section 8.5. Successor Trustee by Merger or Otherwise. Any corporation or association into which the Trustee may be converted or merged, with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be and become the Trustee hereunder vested with all of the title to the Trust Estate and all the trusts, powers, discretions, immunities, privileges, responsibilities, obligations and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that such successor Trustee meets the requirements of Section 8.14(a) hereof.

        Section 8.6. Resignation by Trustee. The Trustee may resign from the trusts hereby created by giving written notice to the Issuer, the Borrower, any Letter of Credit Issuer, the Tender Agent, the Remarketing Agent and the Owners of the Bonds then Outstanding, and shall so resign whenever it ceases to be qualified to act as Trustee hereunder. Such notice shall be sent by certified mail, postage prepaid, to the Bond Owners. Such resignation shall take effect only upon the appointment of a successor Trustee. If no successor Trustee is appointed pursuant to Section 8.8 hereof within thirty (30) days after the delivery of such notice, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

        Section 8.7. Removal of Trustee. The Trustee may be removed at any time by the Borrower, so long as no event of default has occurred and is continuing under the Loan Agreement, by the Issuer, or, if the Issuer is in default hereunder, by an instrument or substantially concurrent instruments in writing delivered to the Issuer, the Trustee, the Tender Agent, the Remarketing Agent and signed by the holders of more than fifty percent (50%) in aggregate principal amount of the Bonds outstanding. Such removal shall take effect only upon the appointment of a successor Trustee.

        Section 8.8. Appointment of Successor Trustee. In case the Trustee shall resign, be removed, be dissolved, be in the course of dissolution or liquidation or otherwise become incapable of acting or not be qualified to act hereunder, or in case the Trustee shall be taken under the control of any public officer or officers or a receiver appointed by a court, a successor may be appointed by the Issuer, with the consent of the Borrower, and notice to the Remarketing Agent, the Tender Agent and the Bond Owners. Such notice shall be sent by first class mail, postage prepaid, to the Bond Owners.

        Section 8.9. Successor Trustee. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor, the Tender Agent, the Remarketing Agent, the Borrower, any Letter of Credit Issuer and the Issuer an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, deed or conveyance,





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shall become fully vested with the title to the Trust Estate and all of the trust powers, discretions, immunities, privileges, responsibilities, obligations and all other matters of its predecessor; but such predecessor shall, nevertheless, on the written request of the Issuer, or of its successor Trustee, execute and deliver an instrument transferring to such successor Trustee all the estates, properties, rights, powers and trusts of such predecessor hereunder; and every predecessor Trustee shall, upon payment of its charges, deliver all securities and moneys held by it as the Trustee hereunder to its successor Trustee. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the estates, rights, powers and duties hereby vested or intended to be vested in the predecessor any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for in this
Article VIII, shall be filed and/or recorded by the successor Trustee in each recording office where this Indenture shall have been filed and/or recorded. No appointment of a successor Trustee hereunder shall become effective unless such successor meets the requirements of Section 8.14(a) hereof.

        Section 8.10. Appointment of Tender Agent. (a) The initial Tender Agent hereunder shall be U.S. Bank Trust National Association. The Tender Agent shall have power to act (i) in the authentication and delivery of Bonds in connection with transfers and exchanges, and (ii) in effecting purchases and sales of Bonds pursuant hereto, receiving notices of tender for purchase, making deliveries of Bonds and holding Bonds pursuant hereto. For all purposes of this Indenture, the authentication and delivery of Bonds by the Tender Agent shall be deemed to be the authentication and delivery of Bonds "by the Trustee."

        (b) Any successor corporation or association to the initial Tender Agent is otherwise eligible under this Section to act as Tender Agent, without the execution or filing of any document or any further act on the part of the parties hereto, the Tender Agent or such successor corporation or association; provided, however, that such successor corporation or association meets the requirements of paragraph (c) below.

        (c) The Tender Agent may at any time resign by giving thirty (30) days' written notice of resignation to the Trustee, any Letter of Credit Issuer, the Borrower, the Remarketing Agent and the Issuer, and by mailing notice of such resignation by first class mail to the registered owners of the Bonds. The Borrower may at any time terminate the agency of any Tender Agent by giving written notice of termination to such Tender Agent, the Trustee, any Letter of Credit Issuer, the Remarketing Agent and the Issuer, and by mailing notice of such termination by certified mail to the registered owners of the Bonds. Such resignation or termination shall take effect only upon the Trustee's assumption of the duties of the Tender Agent or upon the appointment by the Trustee, upon the direction of the Borrower, of a successor Tender Agent, and the acceptance by the successor Tender Agent of such appointment. Any successor to the Tender Agent (i) shall at all times be a commercial bank or trust company, (ii) shall at all times be organized and doing business under the laws of the United States or of any state, (iii) shall have a combined capital and surplus of at least $50,000,000, (iv) shall be authorized under such laws to exercise corporate trust powers, (v) shall be subject to supervision or examination by federal or state authority, and (vi) shall have a rating at least "Baa3" or "P-3" by Moody's (or Moody's shall have provided written evidence that such successor is otherwise acceptable to Moody's) if the Bonds are then rated by Moody's and at least "BBB-" or "A-3" by Standard & Poor's (or Standard & Poor's shall have provided written evidence





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
that such successor is otherwise acceptable to Standard & Poor's) if the Bonds are then rated by Standard & Poor's . If such successor Tender Agent publishes reports of condition at least annually pursuant to law or the requirements of federal or state authority, then for the purposes of this Section, the combined capital and surplus of such successor Tender Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any successor Tender Agent shall cease to be eligible under this Section, the Trustee shall either assume the duties of the Tender Agent, or the Trustee shall appoint a successor Tender Agent upon the direction of the Borrower; and in such event the Trustee shall give written notice of such assumption or appointment to the Issuer, the Borrower, any Letter of Credit Issuer and the Remarketing Agent, and shall mail notice of such assumption or appointment by certified mail to all registered owners of the Bonds. The Trustee agrees to furnish to the Tender Agent and the Rating Agencies (subject to the final sentence of Section 4.16), if the Bonds are rated, a copy of all notices sent to, or delivered by, it under this Section. The Tender Agent shall be entitled to all exculpations and indemnifications granted to the Trustee, as applicable, pursuant to this Article VIII.

        Section 8.11. Remarketing Agent. The Borrower shall appoint a Remarketing Agent for the Bonds at least 90 days prior to the end of the initial Term Rate Periods.

        Section 8.12. Qualifications of Successor Remarketing Agents; Resignation or Removal of Remarketing Agents. (a) Each successor Remarketing Agent shall be (i) an institution rated at least "Baa3" or "P-3" by Moody's (or Moody's shall have provided written evidence that such successor Remarketing Agent is otherwise acceptable to Moody's) if the Bonds are then rated by Moody's, and at least "BBB-" or "A-3" by Standard & Poor's (or Standard & Poor's shall have provided written evidence that such successor Remarketing Agent is otherwise acceptable to Standard & Poor's) if the Bonds are then rated by Standard & Poor's, (ii) acceptable to any Letter of Credit Issuer, and (iii) authorized by law to perform all the duties imposed upon it by this Indenture. So long as the Bonds are held in a book-entry only system, each successor Remarketing Agent shall be the sole participant in such system with respect to the Bonds.

        (b) A Remarketing Agent (whether initial or successor) may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least thirty (30) days' written notice to the Issuer, the Borrower, any Letter of Credit Issuer, the Tender Agent and the Trustee (with a copy thereof mailed by certified mail to each of the Bond Owners). A Remarketing Agent (whether initial or successor) may be removed at any time by an instrument signed by the Borrower, and filed, at least thirty (30) days prior to such removal, with the Remarketing Agent, any Letter of Credit Issuer, the Issuer and with the Trustee. No removal or resignation hereunder shall become effective prior to the earlier to occur of (i) acceptance of appointment of a successor Remarketing Agent hereunder, or (ii) thirty (30) days from the date of the notices described in this Section.

        Section 8.13. Appointment of Separate or Co-Trustee. It is the intent of the parties to this Indenture that there shall be no violations of any law of any jurisdiction (including particularly the laws of the State) denying or restricting the rights of banking corporations or associations to transact business as a trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture, and in particular in the case of the enforcement of this Indenture on default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any





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of the powers, rights or remedies herein granted to the Trustee, or hold title to the properties, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an additional individual or institution as a separate trustee or co-trustee. The following provisions of this Section 8.13 are adapted to these ends.

        If the Trustee appoints an additional individual or institution as a separate trustee or co-trustee to exercise such powers, rights or remedies, to hold such title or to take such action, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, duty, obligation, title, interest and lien expressed or intended by this Indenture to be exercised by, vested in or conveyed to the Trustee with respect thereto shall be exercisable by, vested in and conveyed to such separate trustee or co-trustee, but only to the extent necessary to enable such separate trustee or co-trustee to exercise such powers, rights and remedies, to hold such title or to take such action and every covenant and obligation necessary for the exercise thereby by such separate trustee or co-trustee shall run to and be enforceable by either of them.

        Should any instrument in writing from the Issuer be required by the separate trustee or co-trustee so appointed by the Trustee for more fully vesting in and confirming to them such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. If any separate trustee or co-trustee, or a successor to either, shall die, become incapable of acting or not be qualified to act, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a successor to such separate trustee or co-trustee.

        Section 8.14. Qualifications. (a) Each successor to the Trustee and each institutional co-trustee (if any) shall at all times be a bank or trust company, which (i) is organized as a banking corporation or association and doing business under the laws of the United States or any state thereof, (ii) is authorized under such laws to exercise corporate trust powers, (iii) is subject to supervision or examination by federal or state authority, (iv) has combined capital and surplus (as set forth in its most recent published report of condition) of at least $50,000,000, and (v) shall not have become incapable of acting or have been adjudged a bankrupt or an insolvent nor have had a receiver appointed for itself or for any of its property, nor have had a public officer take charge or control of it or its property or affairs for the purpose of rehabilitation, conservation or liquidation.

        (b) Should any successor to the Trustee or any institutional co-trustee at any time cease to be eligible, pursuant to this Section 8.14, to act as successor Trustee or co-trustee (as the case may be), it shall promptly notify the Owners of all Outstanding Bonds, the Issuer, the Borrower, any Letter of Credit Issuer, the Remarketing Agent and the Tender Agent of such fact; such notice shall be sent by certified mail, postage prepaid, to the Bond Owners. Any such notice shall set forth all the relevant facts known to the Trustee or such co-trustee (as the case may be).





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                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

        Section 9.1. Supplemental Indentures Not Requiring Consent of Bond Owners. Subject to the terms and provisions of Sections 9.3 and 9.4 of this Indenture, the Issuer and the Trustee may, without the consent of, or notice to, any of the Bond Owners, enter into an indenture or indentures supplemental to this Indenture, not inconsistent with the terms and provisions hereof, for any one or more of the following purposes: (i) to cure any ambiguity, formal defect or omission in this Indenture; (ii) to grant to or confer upon the Trustee, for the benefit of the Bond Owners, any additional rights, remedies, powers or authorities that may lawfully be granted to or conferred upon the Bond Owners or the Trustee; (iii) to subject to this Indenture additional revenues, properties or collateral; (iv) to modify, amend or supplement this Indenture, or any indenture supplemental hereto, in such manner as to permit the qualification hereof and thereof under the Trust Indenture Act of 1939, as amended, or any similar federal statute hereafter in effect, or to permit the qualification of the Bonds for sale under the securities laws of any of the states of the United States, and if the Issuer so determines, to add to this Indenture or any indenture supplemental hereto such other terms, conditions and provisions as may be permitted by the Trust Indenture Act of 1939, as amended, or any similar federal statute; (v) to add to the covenants and agreements of the Issuer contained in this Indenture other covenants and agreements thereafter to be observed for the protection of the Bond Owners or to surrender or limit any right, power or authority herein reserved to or conferred upon the Issuer; (vi) to modify, amend or supplement this Indenture, or any indenture supplemental hereto, in any manner, provided that such modification, amendment or supplement does not take effect until the next succeeding Conversion Date or commencement of a Term Rate Period; and (vii) to make any other change which does not have a material adverse effect upon the interests of the Bond Owners.

        Section 9.2. Supplemental Indentures Requiring Consent of Bond Owners. Exclusive of supplemental indentures covered by Section 9.1 hereof, this Indenture may be amended or supplemented only as provided in this Section 9.2. Subject to the terms and provisions contained in Sections 9.3 and 9.4 of this Indenture, the Owners of more than fifty percent (50%) in aggregate principal amount of the Bonds then Outstanding shall have the right, from time to time, to approve the execution by the Issuer and the Trustee of such indenture or indentures supplemental hereto as shall be deemed necessary and desirable by the Issuer for the purposes of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture. If at any time the Issuer shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be mailed by certified mail to the Bond Owners. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the principal corporate trust office of the Trustee for inspection by all Bond Owners. If, within sixty (60) days, or such longer period as shall be prescribed by the Issuer, following the mailing of such notice, the Owners of the requisite percentage in aggregate principal amount of the Bonds Outstanding at the time of the execution of any such supplemental indenture shall have consented to and approved the execution thereof as herein provided, no Owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof; or in any manner to question the propriety of the execution thereof; or to enjoin or





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restrain the Trustee or the Issuer (subject to Section 9.4) from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such supplemental indenture as in this Section and Section 9.4 permitted and provided, this Indenture shall be and be deemed to be modified and amended in accordance therewith.

        Section 9.3. Limitation Upon Amendments and Supplements. Nothing contained in Sections 9.1 and 9.2 hereof shall permit, or be construed as permitting, without the consent and approval of the Owners of all of the Bonds then Outstanding (i) an extension of the maturity of the principal of, or the time for payment of any redemption premium or interest on, any Bond or a reduction in the principal amount of any Bond, or the rate of interest or redemption premium thereon, or a reduction in the amount of, or extension of the time of any payment required by, any Bond; (ii) a privilege or priority of any Bond over any other Bond (except as herein provided); (iii) a reduction in the aggregate principal amount of the Bonds required for consent to such a supplemental indenture; (iv) the deprivation of the Owner of any Bond then Outstanding of the lien created by this Indenture; or (v) the amendment of this
Section 9.3. No amendment or supplement to this Indenture may be entered into without the Trustee and the Issuer first receiving (a) a Favorable Opinion of Bond Counsel; and (b) written evidence from each Rating Agency then rating the Bonds (if the Bonds are then rated) to the effect that such Rating Agency has reviewed the amendment or supplement, and that the effectiveness thereof will not, by itself, result in a reduction or withdrawal of such Rating Agency's then current rating on the Bonds.

        Section 9.4. Consent of Trustee, Letter of Credit Issuer, Borrower, Remarketing Agent and Tender Agent Required. This Indenture may not be amended without the consent of the Trustee and any Letter of Credit Issuer. The Trustee shall not be required to give its consent to any amendment which shall increase its duties, responsibilities, obligations or standards of care or decrease the protections afforded by this Indenture. Anything herein to the contrary notwithstanding, an amendment or supplemental indenture under this Article IX shall not become effective unless and until the Borrower shall have consented in writing to the execution and delivery thereof; provided, however, that the consent of the Borrower shall not be required during any period that an event of default exists under the Loan Agreement. The Trustee shall inform the Tender Agent and the Remarketing Agent of any amendment or supplement to this Indenture affecting the respective rights and obligations of the Tender Agent and the Remarketing Agent, and such amendment or supplement shall not become effective unless and until the Tender Agent or the Remarketing Agent, as the case may be, shall have consented in writing to the provisions thereof which affect its rights and obligations.


                                    ARTICLE X

                       AMENDMENT OF CERTAIN LOAN DOCUMENTS

        Section 10.1. Amendments of Loan Agreement and Tax Certificate Not Requiring Consent of Bond Owners. Subject to the terms and provisions of Sections 10.3 and 10.4 of this Indenture, the Issuer and the Borrower may, with the prior written consent of the Trustee, amend or modify the Loan Agreement or the Tax Certificate, or any provision thereof, or may consent to the amendment or modification thereof, in any manner not inconsistent with the terms and provisions of this Indenture, for any one or more of the following purposes: (i) to cure any ambiguity or formal defect in the Loan Agreement or the Tax Certificate; (ii) to grant to or confer upon the Issuer or the Trustee,





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for the benefit of the Bond Owners, any additional rights, remedies, powers or authorities that lawfully may be granted to or conferred upon the Issuer or the Trustee; (iii) to amend or modify the Loan Agreement or the Tax Certificate, or any part thereof, in any manner specifically required or permitted by the terms thereof, including, without limitation, as may be necessary to maintain the exclusion from gross income for purposes of federal or State income taxation of the interest on the Bonds; (iv) to amend or modify the Loan Agreement in any manner, provided that such amendment or modification shall not take effect until the next succeeding Conversion Date or commencement of a Term Rate Period; and
(v) to make any other change which does not have a material adverse effect upon the interests of the Bond Owners.

        Section 10.2. Amendments of Loan Agreement and Tax Certificate Requiring Consent of Bond Owners. Exclusive of amendments and modifications covered by
Section 10.1 hereof, the Loan Agreement or the Tax Certificate may be amended or modified with the prior written consent of the Trustee only as provided in this
Section 10.2. Subject to the terms and provisions contained in Sections 10.3 and
10.4 of this Indenture, the Owners of greater than fifty percent (50%) in aggregate principal amount of the Bonds then Outstanding shall have the right, from time to time, to consent to and approve any amendment or modification of the Loan Agreement or the Tax Certificate as shall be deemed necessary and desirable by the Trustee for the purpose of amending and modifying, in any particular, any of the terms or provisions contained in the Loan Agreement or the Tax Certificate. If at any time the Trustee shall be asked to enter into or to consent to any such amendment or modification, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such modification or amendment to be mailed by certified mail to the Bond Owners. Such notice shall briefly set forth the nature of the proposed amendment or modification and shall state that copies thereof are on file at the principal corporate trust office of the Trustee for inspection by the Bond Owners. If, within sixty (60) days, or such longer period as shall be prescribed by the Issuer, following the mailing of such notice, the Owners of the requisite percentage in aggregate principal amount of the Bonds Outstanding at the time of the execution of any such amendment or modification shall have consented to and approved the execution thereof as herein provided, no Owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof; or in any manner to question the propriety of the execution thereof; or to enjoin or restrain the Trustee or the Issuer from executing or consenting to the same or from taking any action pursuant to the provisions thereof.

        Section 10.3. Limitation Upon Amendment of Loan Agreement. Nothing contained in Sections 10.1 and 10.2 of this Indenture shall permit, or be construed as permitting, without the approval and consent of the Owners of all of the Bonds then Outstanding, (i) the extension of the time for any payment under the Loan Agreement or a reduction in the amount of any payment under the Loan Agreement, or (ii) the payment to any person other than the Trustee and the Tender Agent as provided herein of any amount (except amounts due under Sections 7.11, 8.5 and 9.3 of the Loan Agreement) due under the Loan Agreement. No amendment of the Loan Agreement may be entered into without the Trustee and the Issuer first receiving (a) a Favorable Opinion of Bond Counsel, and (b) written evidence from each Rating Agency then rating the Bonds (if the Bonds are then rated) to the effect that the appropriate Rating Agency has reviewed the amendment, and that the effectiveness thereof will not, by itself, result in a reduction or withdrawal of such Rating Agency's then current rating on the Bonds. The Trustee shall not be required to give its consent to any amendment of the Loan Agreement or the Tax Certificate which shall increase its duties,





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responsibilities, obligations or standards of care or decrease the protections afforded by the Loan Agreement, the Tax Certificate or the Indenture .

        Section 10.4. Letter of Credit Issuer's Consent. The Letter of Credit Issuer's consent shall be required for the following purposes: (i) execution and delivery of any supplemental Loan Agreement or any amendment, supplement or change to or modification of the Loan Agreement; (ii) removal of the Trustee and selection and appointment of any successor trustee or paying agent; and (iii) initiation or approval of any action not described in (i) or (ii) above which requires Bondholder consent.


                                   ARTICLE XI

                                  MISCELLANEOUS

        Section 11.1. Consents of Bond Owners. Any consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by a Bond Owner may be in any number of concurrent writings of similar tenor, and may be signed or executed by such Bond Owner in person or by such Bond Owner's agent appointed in writing. The fact and date of the execution by any person of any such consent, request, direction, approval, objection or other instrument, or of the writing appointing any such agent, may be proved in any jurisdiction by the certificate of any officer who by law has the power to take acknowledgments within such jurisdiction that the person signing such writing acknowledged before him the execution thereof, or by an affidavit of any witness to such execution or in any other manner satisfactory to the Trustee, and if made in any such manner shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken by it under such request or other instrument. The ownership of Bonds shall be proved by the Registration Books.

        Section 11.2. Limitation of Rights. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended, or shall be construed, to give to any person other than the parties hereto, the Tender Agent, the Borrower, the Remarketing Agent, any Letter of Credit Issuer and the Owners of the Bonds any legal or equitable right, remedy or claim under or with respect to this Indenture or any covenants, conditions and provisions herein contained. This Indenture and all of the covenants, conditions and provisions hereof are intended to be, and are, for the sole and exclusive benefit of the parties hereto, the Borrower, the Tender Agent, any Letter of Credit Issuer, the Remarketing Agent and the Owners of the Bonds as herein provided.

        Section 11.3. Severability. If any provisions of this Indenture shall be held or deemed to be or shall, in fact, be invalid, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative or unenforceable to any extent whatever.

        Section 11.4. Notices. Except as otherwise provided in this Indenture, all notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when personally delivered or when sent by telecopy or, if sent by certified mail, postage prepaid, upon receipt addressed as follows:





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

        If to the Issuer:      California Statewide Communities
                                 Development Authority
                               1100 K Street, Suite 101
                               Sacramento, California  95814
                               Attention:  Secretary

        If to the Trustee      U.S. Bank Trust National Association
                               550 South Hope Street, Suite 500
                               Los Angeles, California 90071
                               Attention: Corporate Trust


        If to the Borrower:    Irvine Apartment Communities, L.P.
                               c/o Irvine Apartment Communities, Inc.
                               550 Newport Center Drive, Suite 300
                               Newport Beach, California 92666
                               Attn.: Chief Financial Officer

        If to the Underwriter: J.P. Morgan Securities Inc.
                               60 Wall Street, 33rd Floor
                               New York, New York 10260
                               Attn.: Municipal Note Trader
                               Facsimile:     (212) 648-5916

A duplicate copy of each notice given hereunder by either party hereto shall be given to the Tender Agent and the Borrower. If a separate Tender Agent is appointed under this Indenture, it shall notify the Trustee of the address to which notices, certificates or other communications shall be sent. Any person or entity listed above may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

        Section 11.5. Payments or Performance Due on Other Than Business Days. Except as specifically provided herein, if the day for making any payment or the last day for taking any action, including, without limitation, exercising any remedy, under this Indenture falls on a day other than a Business Day, such payment may be made, or such action may be taken, on the next succeeding Business Day, and, if so made or taken, shall have the same effect as if made or taken on the date required by this Indenture. The amount of any payment due under this Indenture shall not be affected because payment is made on a date other than the date specified in this Indenture pursuant to this Section 11.5.

        Section 11.6. Execution of Counterparts. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

        Section 11.7. Applicable Law. This Indenture shall be governed by and construed in accordance with the laws of the State.

        Section 11.8. Disqualified Bonds. In determining whether the Owners of the requisite aggregate principal amount of Bonds have concurred with any demand, request, direction, consent or waiver under this Indenture, Bonds (including Pledged Bonds) which are owned or held by or for the account of the Borrower, or by any person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Borrower shall be disregarded and deemed not to be Outstanding for purposes of any such determination (unless the Borrower owns all of the Bonds, in which event such Bonds shall be deemed to be Outstanding for purposes of any such determination); provided, that in determining whether the Trustee shall be protected in relying upon any such demand, request, direction, consent or waiver under this Indenture, only Bonds which the Trustee knows to be so owned shall be so disregarded.

        Section 11.9. References to Letter of Credit Issuer. Notwithstanding anything herein to the contrary, all rights and powers granted to the Letter of Credit Issuer under this Indenture and all references thereto shall not be effective if no Letter of Credit is in effect or if it has been wrongfully dishonored. As of the Closing Date, no Letter of Credit shall be in effect for the Series 1998A Bonds.

        IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be executed in their respective names by their respective duly authorized officers, all as of the day and year first above written.


                                           CALIFORNIA STATEWIDE COMMUNITIES
                                           DEVELOPMENT AUTHORITY



                                           By: /s/ signature illegible
                                               ---------------------------------
                                               Member of the Commission


                                           U.S. BANK TRUST NATIONAL ASSOCIATION,
                                           as Trustee

                                           By: /s/ Ingrid Soderholm
                                               ---------------------------------
                                               Authorized Officer

ATTEST:


/s/ signature illegible
---------------------------------
Authorized Officer

                                    EXHIBIT A

                             ALLOCATION OF PROJECTS


SERIES 1998A-1

1.          Project Name:                         San Paulo
            Project Address:                      San Leon and Harvard Avenues
                                                  Irvine, California
            Allocation Amount:                    $24,800,000

SERIES 1998A-2, 1998A-3 AND 1998A-4

1.          Project Name:                         Berkeley Court II
            Project Address:                      307 Berkeley Avenue
                                                  Irvine, California
            Allocation Amount:                    $2,510,000

2.          Project Name:                         Dartmouth Court
            Project Address:                      1100 Stanford
                                                  Irvine, California
            Allocation Amount:                    $17,563,000

3.          Project Name:                         Newport North
            Project Address:                      2 Milano
                                                  Newport Beach, California
            Allocation Amount:                    $38,540,000

4.          Project Name:                         Rancho Alisal
            Project Address:                      13800 Parkcenter Lane #100
                                                  Tustin, California
            Allocation Amount:                    $20,935,000

5.          Project Name:                         San Marco
            Project Address:                      101 Veneto
                                                  Irvine, California
            Allocation Amount:                    $24,692,000

6.          Project Name:                         Turtle Rock Canyon Apartments
            Project Address:                      100 Stonecliff Aisle
                                                  Irvine, California
            Number of Units:                      217
            Allocation Amount:                    $19,073,000

7.          Project Name:                              Rancho Tierra
            Project Address:                           13202 Myford Road
                                                       Tustin, California
            Allocation Amount:                         $19,916,000

8.          Project Name:                              Rancho Maderas
            Project Address:                           13408 Heritage Way
                                                       Tustin, California
            Allocation Amount:                         $19,663,000

9.          Project Name:                              San Remo II Apartments
            Project Address:                           1011 San Remo
                                                       Irvine, California
            Number of Units:                           112
            Allocation Amount:                         $7,205,000

10.         Project Name:                              Berkeley Court I
            Project Address:                           307 Berkeley Avenue
                                                       Irvine, California
            Allocation Amount:                         $5,415,000

11.         Project Name:                              Cedar Creek
            Project Address:                           5051 Alton Parkway, #10
                                                       Irvine, California
            Allocation Amount:                         $8,715,000

12.         Project Name:                              Columbia Court
            Project Address:                           89-203 Exeter
                                                       Irvine, California
            Allocation Amount:                         $2,640,000

13.         Project Name:                              Cornell Court
            Project Address:                           105 Cornell
                                                       Irvine, California
            Allocation Amount:                         $5,280,000

14.         Project Name:                              Deerfield II
            Project Address:                           3 Bearpaw
                                                       Irvine, California
            Allocation Amount:                         $3,400,000

15.         Project Name:                              Windwood Glen
            Project Address:                           97 Hearthstone
                                                       Irvine, California
            Allocation Amount:                         $10,000,000

16.         Project Name:                              Woodbridge Willows
            Project Address:                           344 Knollglen
                                                       Irvine, California
            Allocation Amount:                         $9,800,000

17.         Project Name:                              Northwood Park
            Project Address:                           146 Roosevelt
                                                       Irvine, California
            Allocation Amount:                         $7,875,000

18.         Project Name:                              Stanford Court
            Project Address:                           400 Stanford
                                                       Irvine, California
            Allocation Amount:                         $14,085,000

19.         Project Name:                              Cross Creek
            Project Address:                           22 Creek Road
                                                       Irvine, California
            Allocation Amount:                         $6,855,000

20.         Project Name:                              Harvard Court
            Project Address:                           146 Berkeley Avenue
                                                       Irvine, California
            Allocation Amount:                         $5,235,000

21.         Project Name:                              San Marino Villas
            Project Address:                           403 San Marino
                                                       Irvine, California
            Allocation Amount:                         $9,997,000

22.         Project Name:                              Northwood Place
            Project Address:                           1300 Hayes
                                                       Irvine, California
            Allocation Amount:                         $30,595,000

23.         Project Name:                              San Remo Villas I
            Project Address:                           1011 San Remo
                                                       Irvine, California
            Allocation Amount:                         $6,835,000

24.         Project Name:                              San Leon Villas
            Project Address:                           1 San Leon
                                                       Irvine, California
            Allocation Amount:                         $12,566,000

                                    EXHIBIT B

                                 INVESTOR LETTER


                                     [Date]



Irvine Apartment Communities, L.P.
Newport Beach, California

U.S. Bank Trust National Association
Los Angeles, California

Ladies and Gentlemen:

        We are delivering this letter in connection with an offering of Apartment Development Revenue Refunding Bonds, Series 1998A (Irvine Apartment Communities, L.P.) (the "Bonds") of the California Statewide Communities Development Authority (the "Authority"), all as described in the Official Statement relating to the offering.

        We hereby confirm that:

        (i) any purchase of Bonds by us will be for our own account or an account over which we exercise sole investment discretion (and for which we have authority to make, and do make, the statements contained in this letter), and we are, and any such account is, (1) a person which is a: bank, savings and loan association, insurance company, or fund (including partnerships, trusts, mutual funds, long term bond funds, hedge funds, separate accounts and portfolio managers) that regularly purchase municipal revenue obligations, such as multifamily housing bonds, the ultimate obligor of which is a non-municipal entity ("Qualified Person") and (2) either a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, or an "institutional accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933;

        (ii) we agree that, if we or any such account resell or transfer an interest in the Bonds before June 17, 2000, such interest may only be resold or transferred to a Qualified Person and only if a letter substantially in the same form and to the same effect as this letter is executed promptly by the transferee and delivered to the Trustee (as defined below) acting pursuant to the Indenture of Trust relating to the Bonds between the Authority and U.S. Bank Trust National Association, as Trustee (the "Trustee");

        (iii) we agree that, prior to June 17, 2000, we will give each subsequent transferee notice of these restrictions; and

        (iv) our Participant of the Depository Trust Company, now the Securities Depository, currently is _______________, and its account number is
________________.

         We understand that, on or prior to June 17, 2000, the Trustee will not be required to accept for registration or transfer any Bonds, except upon receipt of a letter in the form of this investor letter by the Trustee from the buyer.

        We acknowledge that you and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

        THIS LETTER SHALL BE GOVERNED, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.



                                               Very truly yours,



                                               By: _____________________________
                                                   Name:
                                                   Office:

cc:     J.P. Morgan Securities, Inc.

                                    EXHIBIT C

                     LEGEND FOR BONDS PRIOR TO JUNE 17, 2000




               UNLESS OTHERWISE AGREED BY THE OPERATING PARTNERSHIP AND THE HOLDER HEREOF, UNTIL JUNE 17, 2000, THIS BOND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A PERSON WHO REPRESENTS THAT IT IS A PERSON WHICH IS A BANK, SAVINGS AND LOAN ASSOCIATION, INSURANCE COMPANY, OR FUND (INCLUDING PARTNERSHIPS, TRUSTS, MUTUAL FUNDS, LONG-TERM BOND FUNDS, HEDGE FUNDS, SEPARATE ACCOUNTS AND PORTFOLIO MANAGERS) THAT REGULARLY PURCHASES MUNICIPAL REVENUE OBLIGATIONS, SUCH AS MULTIFAMILY HOUSING BONDS, THE ULTIMATE OBLIGOR OF WHICH IS A NON-MUNICIPAL ENTITY, THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR ONE OR MORE ACCOUNTS FOR WHICH IT EXERCISES SOLE INVESTMENT DISCRETION. THE HOLDER OF THIS BOND WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE BONDS EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH ABOVE.
























                                      C-1